                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                             ASIAN EQUITY PORTFOLIO
------------------------------------------------------------------------------
                       EMERGING MARKETS EQUITY PORTFOLIO
------------------------------------------------------------------------------
                            GLOBAL EQUITY PORTFOLIO
------------------------------------------------------------------------------
                         INTERNATIONAL MAGNUM PORTFOLIO
------------------------------------------------------------------------------
                            EQUITY GROWTH PORTFOLIO
------------------------------------------------------------------------------
                            MID CAP VALUE PORTFOLIO
------------------------------------------------------------------------------
                           U.S. REAL ESTATE PORTFOLIO
------------------------------------------------------------------------------
                                VALUE PORTFOLIO
------------------------------------------------------------------------------
                        EMERGING MARKETS DEBT PORTFOLIO
------------------------------------------------------------------------------
                             FIXED INCOME PORTFOLIO
------------------------------------------------------------------------------
                              HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1997

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Overview and Statement of Net Assets by Portfolio:
  Asian Equity Portfolio..............................................     1
  Emerging Markets Equity Portfolio...................................     6
  Global Equity Portfolio.............................................    13
  International Magnum Portfolio......................................    17
  Equity Growth Portfolio.............................................    23
  Mid Cap Value Portfolio.............................................    28
  U.S. Real Estate Portfolio..........................................    33
  Value Portfolio.....................................................    38
  Emerging Markets Debt Portfolio.....................................    43
  Fixed Income Portfolio..............................................    47
  High Yield Portfolio................................................    51
Statement of Operations...............................................    54
Statement of Changes in Net Assets....................................    54
Financial Highlights .................................................    65
Notes to Financial Statements.........................................    76
Directors and Officers................................................    81

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

China             1.1%
Hong Kong        30.7%
Indonesia         9.4%
Korea             6.8%
Malaysia         13.7%
Philippines       4.7%
Singapore        15.6%
Taiwan           11.7%
Thailand          3.6%
Other             2.7%

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) COMBINED FAR EAST FREE EX-JAPAN INDEX(1)
------------------------------------

                                    TOTAL
                                  RETURNS(2)
                                     YTD
                                --------------
PORTFOLIO(3)..................        6.60%
INDEX.........................       -1.38%

1. The MSCI Combined Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Singapore, Taiwan and Thailand (includes dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on March 3, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                               PERCENT OF
SECURITY                          COUNTRY      NET ASSETS
------------------------------  ------------  -------------
Cheung Kong Holdings Ltd.        Hong Kong           7.2%
HSBC Holdings plc                Hong Kong           5.6%
Astra International              Indonesia           5.3%
China Resources Enterprise       Hong Kong           4.2%
 Ltd.
Henderson Land Development
 Co., Ltd.                       Hong Kong           4.0%

TOP FIVE SECTORS
                             VALUE     PERCENT OF
INDUSTRY                     (000)     NET ASSETS
-------------------------  ---------  -------------
Finance                    $   4,719        43.1%
Consumer Products              2,503        22.9%
Capital Equipment              1,139        10.4%
Energy                           807         7.4%
Services                         804         7.3%

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI COMBINED FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Asian issuers (excluding Japan). The Portfolio intends to invest in equity securities that are traded on recognized stock exchanges of countries in Asia and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia.

For the period from March 3, 1997 (commencement of operations) through June 30, 1997, the Portfolio had a total return of 6.60% as compared to -1.38% for the Morgan Stanley Capital International (MSCI) Combined Far East Free ex-Japan Index (the "Index").

Continuing the pattern set in 1996, the individual Asian markets showed a great divergence in performance in the first half of 1997. The rise in the Asian markets was led by the greater China markets where Taiwan (+26.6%), China (+10.3%) and Hong Kong (+8.1%) staged sharp increases ahead of Hong Kong's handover to China on July 1, 1997. Rounding out the Northeast Asian markets, Korea also showed a sharp rise, gaining 9.7%. In contrast, the Southeast Asian markets of Thailand (-37.3%), The Philippines (-12.2%) and Malaysia (-12.2%) registered sharp falls.

As of June 30, 1997, the Portfolio was overweighted compared to the Index in Korea (6.8% vs. 5.9%), Singapore (15.6% vs. 11.1%) and China (1.1% vs. 0.8%). It
was underweight everywhere else, most notably in Malaysia (13.7% vs. 18.4%).

Following the first quarter where the Hong Kong market fell -9.5%, the Portfolio increased its exposure to that market from 30% to 36%. The Portfolio's increased weight in Hong Kong stood it in good stead as the market staged a sharp rebound. Euphoria over China concept plays and in particular red chips led the way. Sentiment and liquidity further contributed, as asset injection stories propelled the red chips ever higher while traditional blue chip stocks languished. The rally culminated in an all-time high of 15,197 on the Hang Seng Index on June 27, 1997, the last trading day before the handover. With the handover complete, red chip fever has subsided and talk of

                                                                   -------------
                                                                    1

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

increasing the supply of residential units in Hong Kong has caused the property sector to weaken. The Portfolio will be looking to take its Hong Kong weighting down while shifting towards better value blue chips such as the major property developers if they weaken further.

The Portfolio also sharply increased its weight in Taiwan over the period. Following on a strong 1996 performance of 38.9%, the Taiwan market continued to surge, up 26.6% for the first half. This sharp rise was powered primarily by the electronics sector which surged more than 60% on strong earnings growth in the second quarter alone. The Portfolio intends to maintain its weighting in this market as domestic liquidity continues to be high. The position will be trimmed, however, if the central bank anticipates a further pick up in domestic growth and moves to tighten liquidity.

The Portfolio also increased its weight in Korea over the period and will continue to look for good values in that market. The Korean economy appears to have bottomed as positive export growth generated its first monthly trade surplus in 30 months. Equally encouraging, there are also signs that the Korean corporate culture is finally changing. The zealousness with which many Korean companies pursued market share gains and top line growth is finally beginning to shift towards interest in the bottom line which should bode well for equity investors.

By contrast, the Portfolio reduced its weighting in Malaysia over the second quarter. Bank Negara's curbs on property lending and stock market margin loans in April finally forced the economy to confront its problems with the impending oversupply in the property market and an infrastructure spending binge. The subsequent severity of the market fallout indicated an overstretched market. Although the long term fundamentals for Malaysia remain good, short-term prospects are not promising, especially in the aftermath of the fallout from the depegging of the Thai baht. The Portfolio is looking to maintain its underweight in Malaysia barring unforeseen positive developments.

The Portfolio's weighting in Thailand has also been taken down, due to a combination of Portfolio sales and a collapsing market. This market has continued to be a disaster, falling -37.3% this year following a -38.0% decline last year. Most recently, confidence plummeted as the government resorted to capital controls and increased interest rates to fend off the currency speculators. The gloom was further compounded by news of a slowing economy as the mounting financial crisis resulted in the suspension of 16 finance companies. The depegging of the Thai baht at the beginning of July is the first step towards addressing the Thai financial crisis. Recovery, however, will be a slow and painful process, and the first sharp rally since the baht broke is proving hard to sustain. The Portfolio will selectively continue to seek to acquire good companies at low prices but it is still too early to bet on the Thai market.

The Thai financial crisis and the final depegging of the Thai baht have brought into focus the common ills of the fast growing Southeast Asian nations. Thailand is further along the economic cycle but the pain it is going through has heightened investors' wariness about the region in general and is likely to prove a dampener on the markets in the near term. The collapse in the Thai market and the correction in Malaysia, Singapore and the Philippines have brought market valuations back to attractive levels but short term sentiment remains poor.

In summary, the Portfolio will continue to selectively seek to move out of more extended markets like Hong Kong into the more distressed situations in Southeast Asia.

July 1997

---------- 2

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------

COMMON STOCKS (97.2%)
  CHINA (1.1%)
      (a)35,000   First Tractor Co., Ltd., Class H............................  $            23
         44,000   Shenzhen Fangda Co., Ltd., Class B..........................               64
     (a)159,000   Zhehuang Expressway Co., Ltd., Class H......................               39
                                                                                        -------
                                                                                            126
                                                                                        -------
  HONG KONG (30.7%)
         80,000   Cheung Kong Holdings Ltd....................................              790
         13,000   China Merchants Holdings
                    International Co., Ltd....................................               40
         93,000   China Resources Enterprise Ltd..............................              456
         13,000   Hang Seng Bank Ltd..........................................              185
         49,000   Henderson Land Development Co., Ltd.........................              435
         20,400   HSBC Holdings plc...........................................              613
         36,000   New World Development Co., Ltd..............................              215
         32,000   Ng Fung Hong Ltd............................................               48
         58,000   Shanghai Industrial Holdings Ltd............................              361
         18,000   Sun Hung Kai Properties Ltd.................................              217
                                                                                        -------
                                                                                          3,360
                                                                                        -------
  INDONESIA (9.4%)
     (a)142,000   Astra International (Foreign)...............................              584
      (d)27,500   Bimantara Citra (Foreign)...................................               48
      (d)44,000   Mayora Indah (Foreign)......................................               25
   (a,d)113,500   Putra Surya Multidana (Foreign).............................              181
     (d)118,000   Telekomunikasi Indonesia (Foreign)..........................              193
                                                                                        -------
                                                                                          1,031
                                                                                        -------
  KOREA (6.8%)
          1,700   Hansol Paper Co.............................................               43
       (d)2,600   Housing & Commercial Bank, Korea............................               49
       (a)5,037   Kookmin Bank GDR............................................              106
          3,400   Korea Electric Power Corp...................................              101
          5,700   Korea Electric Power Corp. ADR..............................              107
          (a)82   Samsung Electronics GDR (New)...............................                5
       (a)5,000   Samsung Electronics GDS (New)...............................              281
       (d)3,330   Shinhan Bank Co., Ltd.......................................               48
                                                                                        -------
                                                                                            740
                                                                                        -------
  MALAYSIA (13.7%)
         99,000   Berjaya Group Bhd...........................................              122
         10,000   Berjaya Sports Toto Bhd.....................................               47
         40,000   Commerce Asset Holding Bhd..................................              105
         28,000   Dialog Group Bhd............................................              405
         19,000   Genting Bhd.................................................               91
         14,000   Jaya Tiasa Holdings Bhd.....................................               70
         19,000   Leader Universal Holdings Bhd...............................               34
          1,000   Lityan Holdings Bhd.........................................               12
         14,000   Malayan Banking Bhd.........................................              147
          7,000   Malaysian Pacific Industries Bhd............................               31
         14,000   Malaysian Resources Corp. Bhd...............................               39
         28,000   Multi-Purpose Holdings Bhd..................................               39
         22,000   Rashid Hussain Bhd..........................................              140
         36,000   Resorts World Bhd...........................................              108
         15,000   United Engineers Ltd........................................              108
                                                                                        -------
                                                                                          1,498
                                                                                        -------

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
  PHILIPPINES (4.7%)
        144,000   Ayala Land, Inc., Class B...................................  $           132
     (a)581,000   Digital Telecommunications Philippines, Inc.................               56
     (a)154,000   DMCI Holdings, Inc..........................................               51
      (a)87,000   Fil-Estate Land, Inc........................................               26
         39,400   Manila Electric Co., Class B................................              194
        183,000   SM Prime Holdings, Inc......................................               54
                                                                                        -------
                                                                                            513
                                                                                        -------
  SINGAPORE (15.5%)
          7,000   Development Bank of Singapore Ltd. (Foreign)................               88
         21,000   Electronic Resources Ltd....................................               33
         88,000   NatSteel Ltd................................................              224
          8,400   Oversea-Chinese Banking Corp. (Foreign).....................               87
      (a)26,000   Pacific Century Regional Development........................               36
         19,000   Parkway Holdings Ltd........................................               85
         11,000   Singapore Press Holdings (Foreign)..........................              221
         61,000   Summit Holdings Ltd.........................................               46
     (a)120,000   Super Coffeemix Manufacturing Ltd...........................              100
         10,000   United Overseas Bank Ltd. (Foreign).........................              103
     (a)108,000   Want Want Holdings..........................................              359
        110,000   Wing Tai Holdings Ltd.......................................              317
                                                                                        -------
                                                                                          1,699
                                                                                        -------
  TAIWAN (11.7%)
      (a)39,000   Acer, Inc...................................................              140
      (a)22,500   Asustek Computer, Inc.......................................              298
         14,000   Cathay Life Insurance Co., Ltd..............................               80
      (a)24,000   China Development Corp......................................              124
         41,600   Compal Electronics..........................................              164
         99,000   Far Eastern Textile Ltd.....................................              156
         44,690   Formosa Plastics Corp.......................................              108
      (a)25,000   Kuoyang Construction........................................               60
         46,200   Siliconware Precision Industries Co.........................              156
                                                                                        -------
                                                                                          1,286
                                                                                        -------
  THAILAND (3.6%)
         16,200   Bangkok Bank PCL (Foreign)..................................              111
         24,000   Big C Supercenter PCL.......................................                8
         30,000   CVD Entertainment PCL.......................................               51
       (a)9,400   Eastern Water Resources Development & Management PCL........               11
          3,400   I.C.C. International PCL....................................               11
       (d)7,000   Nation Multimedia Group PCL (Foreign).......................               15
      (d)55,600   National Petrochemical PCL (Foreign)........................               57
       (d)5,000   Post Publishing PCL (Foreign)...............................                5
          9,000   Quality House PCL...........................................                3
      (d)27,000   Robinson Department Store PCL (Foreign).....................               10
       (a)4,000   Sino Thai Engineering & Construction PCL....................               11
         17,000   Thai Farmers Bank PCL (Foreign).............................               72
          1,000   Thai Rung Union Car PCL.....................................                4
     (a,d)4,000   Thai Stanley Electric PCL (Foreign).........................                8
          5,000   Thai Storage Battery PCL....................................                5
          5,800   Thai Theparos Food Product PCL (Foreign)....................                9
                                                                                        -------
                                                                                            391
                                                                                        -------
TOTAL COMMON STOCKS (COST $9,873).............................................           10,644
                                                                                        -------

                                                               -----------------
                                                                    3
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1997
                                  (UNAUDITED)

    NO. OF                                                                                VALUE
    RIGHTS                                                                                (000)
-----------------------------------------------------------------------------------------------

RIGHTS (0.1%)
  MALAYSIA (0.0%)
       (a)7,200   Commerce Asset Holding Bhd..................................  $            --
       (a)3,142   Rashid Hussain Bhd..........................................               --
                                                                                        -------
                                                                                             --
                                                                                        -------
  SINGAPORE (0.1%)
      (a)10,500   Electronic Resources Ltd. Bhd...............................                7
                                                                                        -------
TOTAL RIGHTS (COST $0)........................................................                7
                                                                                        -------

    NO. OF
   WARRANTS
---------------

WARRANTS (0.0%)
  MALAYSIA (0.0%)
       (a)4,500   Commerce Asset Holding Bhd, expiring 3/16/02 (COST $0)......                1
                                                                                        -------
TOTAL FOREIGN SECURITIES (97.3%) (COST $9,873)................................           10,652
                                                                                        -------

     FACE
    AMOUNT
     (000)
---------------

SHORT-TERM INVESTMENT (6.3%)
 REPURCHASE AGREEMENT (6.3%)
           $693   Chase Securities, Inc. 5.70%, dated 6/30/97, due 7/1/97, to be repurchased at $693, collateralized by U.S. Treasury
                    Notes, 5.625%, due 2/15/06, valued at $706 (COST $693)....              693
                                                                                        -------
FOREIGN CURRENCY (2.5%)
      HKD     2   Hong Kong Dollar............................................               --
     IDR 14,756   Indonesian Rupiah...........................................                6
      MYR     2   Malaysian Ringgit...........................................                1
     SGD      1   Singapore Dollar............................................                1
     TWD  7,342   Taiwan Dollar...............................................              264
                                                                                        -------
TOTAL FOREIGN CURRENCY (COST $272)............................................              272
                                                                                        -------
TOTAL INVESTMENTS (106.1%) (COST $10,838*)....................................           11,617
                                                                                        -------

OTHER ASSETS (1.8%)
  Cash......................................................................  $    56
  Receivable for Investments Sold...........................................      126
  Due from Adviser..........................................................        8
  Dividends Receivable......................................................        4
  Receivable for Portfolio Shares Sold......................................        2       196
                                                                              -------
LIABILITIES (-7.9%)
  Payable for Investments Purchased.........................................     (817)
  Custodian Fees Payable....................................................      (10)
  Deferred Foreign Taxes Payable............................................       (4)
  Administrative Fees Payable...............................................       (4)
  Net Unrealized Loss on Foreign Currency Exchange Contracts................       (2)
  Other Liabilities.........................................................      (30)     (867)
                                                                              -------   --------
NET ASSETS (100%)....................................................................   $10,946
                                                                                        --------
                                                                                        --------

                                                                                          AMOUNT
                                                                                           (000)
------------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 1,026,507 outstanding $0.001 par value shares (authorized 500,000,000
  shares)............................................................................   $ 10.66
                                                                                        --------
                                                                                        --------
NET ASSETS CONSIST OF:
Paid in Capital......................................................................   $10,277
Undistributed Net Investment Income..................................................        35
Accumulated Net Realized Loss........................................................      (139)
Unrealized Appreciation on Investments and Foreign Currency Translations (Net of
  foreign taxes of $4)...............................................................       773
                                                                                        --------
NET ASSETS...........................................................................   $10,946
                                                                                        --------
                                                                                        --------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
Under the terms of foreign currency exchange contracts open at June 30, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                             IN EXCHANGE
TO DELIVER     VALUE     SETTLEMENT       FOR                    NET UNREALIZED
  (000)        (000)        DATE         (000)     VALUE (000)  GAIN (LOSS) (000)
----------     -----     -----------  -----------     -----     -----------------
U.S.$    1   $       1       7/2/97      THB  19    $       1       $      --
 THB 6,876         261      8/18/97    U.S.$ 259          259              (2)
                 -----                                  -----             ---
             $     262                              $     260       $      (2)
                 -----                                  -----             ---
                 -----                                  -----             ---

---------------

(a)   --  Non-income producing security
(d) -- Securities (totaling $639 or 5.8% of net assets at June 30, 1997) valued at fair value -- See Note A-1 to financial statements.
ADR   --  American Depositary Receipt
GDR   --  Global Depositary Receipt
GDS   --  Global Depositary Shares
PCL   --  Public Company Limited
THB   --  Thai Baht

---------------

*At June 30, 1997, cost and unrealized appreciation (depreciation) for U.S.
 Federal income tax purposes of the investments of the Asian Equity Portfolio were:

                                                 NET
  COST     APPRECIATION   (DEPRECIATION)    APPRECIATION
  (000)        (000)           (000)            (000)
---------  -------------  ---------------  ---------------
$  10,566    $   1,182       $    (403)       $     779

----------------------------------------------------------------

For the period ended June 30, 1997, purchases and sales of investment securities for the Asian Equity Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $13,636,000 and $3,636,000, respectively.
----------------------------------------------------------------

-----------------
           4
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1997
                                  (UNAUDITED)

               SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                      % OF
                                           VALUE       NET
SECTOR DIVERSIFICATION                     (000)     ASSETS
----------------------------------------  -------   ---------
Capital Equipment.......................  $ 1,139       10.4%
Consumer Products.......................    2,503       22.9
Energy..................................      807        7.4
Finance.................................    4,719       43.1
Materials...............................      433        4.0
Multi-Industry..........................      247        2.2
Services................................      804        7.3
Other...................................      965        8.8
                                          -------   ---------
Total Investments.......................  $11,617      106.1%
                                          -------   ---------
                                          -------   ---------

                                                               -----------------
                                                                    5
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina           2.0%
Brazil             15.1%
Chile               0.6%
China               0.1%
Colombia            0.2%
Egypt               0.7%
Hong Kong           2.5%
Hungary             0.4%
India               6.8%
Indonesia           4.7%
Israel              2.9%
Korea               5.2%
Malaysia            0.9%
Mexico             10.0%
Pakistan            3.0%
Peru                0.4%
Poland              1.6%
Russia              7.5%
South Africa        8.1%
Taiwan              3.9%
Thailand            5.1%
Turkey              3.8%
Venezuela           0.3%
Zimbabwe            0.9%
Other              13.3%

PERFORMANCE COMPARED TO THE IFC GLOBAL TOTAL RETURN COMPOSITE INDEX(1)
------------------------------------
                            TOTAL RETURNS(2)
                      -----------------------------
                                    TOTAL RETURNS
                         YTD       SINCE INCEPTION
                      ----------  -----------------
PORTFOLIO(3)........      23.01%         20.51%
INDEX...............      17.10%         15.10%

1. The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (includes dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on October 1, 1996.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                  PERCENT OF
SECURITY                               COUNTRY    NET ASSETS
------------------------------------  ---------  -------------
Morgan Stanley India Investment
 Fund, Inc.                             India           3.5%
Unified Energy Systems                 Russia           3.2%
Telebras                               Brazil           2.7%
CRT                                    Brazil           2.7%
Telmex                                 Mexico           2.5%

TOP FIVE COUNTRIES
                              VALUE      PERCENT OF
INDUSTRY                      (000)      NET ASSETS
-------------------------  -----------  -------------
Brazil                      $   3,073         15.1%
Mexico                          2,030         10.0%
South Africa                    1,638          8.1%
Russia                          1,533          7.5%
India                           1,381          6.8%

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS COUNTRY OR REGIONAL INDICES ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, sponsored or unsponsored ADRs and other equity securities of emerging market country issuers. The Portfolio commenced operations on October 1, 1996.

For the period from January 1, 1997 through June 30, 1997, the Portfolio had a total return of 23.01% as compared to 17.10% for the IFC Global Total Return Composite Index (the "Index"). For the period from October 1, 1996 (commencement of operations) through June 30, 1997, the Portfolio had a total return of 20.51% compared with 15.10% for the Index.

The second quarter was volatile, with returns ranging from -26.0% in Thailand to 44.5% in Russia. Latin America continued its outperformance in the second quarter. All markets in the region were up during the second quarter. Brazil, up 51.2% year-to-date and 25.0% during the quarter, remains the anchor in the region. Privatization and strong earnings growth underpinned the region's 20.9% return in U.S. dollars terms over the quarter. While we remain optimistic about the positive impact that privatization will have in the region, we are concerned that the market may be anticipating too much good news on the horizon, and are lightening up our exposure to Brazil. Going forward, our exposure in Brazil will be concentrated in those stocks that have compelling valuations, superior management expertise or limited downside risk to a macro shock. We continue to like Mexico, where falling interest rates and a stable peso contribute to a solid economic recovery. Positive news on the consumer front further supports this market.

---------- 6

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MSCI Emerging Markets Indices
Performance ($US)
3 Months to June 30 1997
                                   % Change
THAILAND                             -26.0%
CZECH REPUBLIC                       -20.4%
POLAND                               -15.5%
PHILIPPINES                          -14.3%
MALAYSIA                             -12.1%
TURKEY                                -0.6%
PAKISTAN                               1.1%
SOUTH AFRICA                           1.3%
GREECE                                 6.4%
INDONESIA                              6.9%
COLOMBIA                               7.7%
JORDAN                                10.3%
ISRAEL                                12.0%
CHINA                                 12.9%
KOREA                                 13.4%
PORTUGAL                              14.4%
ARGENTINA                             15.0%
CHILE                                 15.2%
TAIWAN                                15.6%
PERU                                  16.0%
MEXICO                                18.1%
HONGKONG                              19.4%
BRAZIL                                25.0%
HUNGARY                               26.0%
INDIA                                 27.4%
SRI LANKA                             29.5%
VENEZUELA                             44.2%
RUSSIA                                44.5%

Asia continues to convulse with macro-economic imbalances created by overinvestment, growth of current account deficits and inflexible exchange rates. In May, a speculative attack on the Thai baht prompted officials to raise interest rates precipitously and to institute a two-tiered currency system, further diminishing badly needed inflows of foreign capital to this market.

The Bank of Thailand moved to a managed float of the baht in July. The value of the baht would be set by market forces, but the flotation would be managed by the authorities. The baht peg to a basket of currencies has been discontinued. We hedged our Thai currency exposure in May as we believed that the Thai market represented value but we also believed that a devaluation was in the offing. The hedge was put on when the baht traded at 26. It subsequently went to 20 and finally to 29. The baht has been trading in a range since the announcement, but we believe that there could be further depreciation near term. We also believe that the Thai market has bottomed and that this event is bullish for the stock market, although bearish for the economy. Our projection for the baht level in the near term is in the 31-32 area. We have maintained approximately 50% of our hedge in the aftermath of the devaluation. We achieved a return of approximately 8% on the portion of the hedge that was closed out. We will continue to monitor this situation closely to determine if and when we should unwind our remaining baht hedges. Possible next steps include a financial sector restructuring package and the elimination of the two tier foreign exchange system. Thailand needs foreign capital flows to finance its economic recovery and these controls are hampering capital inflows. Also, as the currency stabilizes the need for these controls should disappear.

Further in the region, markets like Malaysia (-12.2% year-to-date) and the Philippines (-12.2% year-to-date) have suffered as fears of Thai style property and finance problems led to sell-offs. We are significantly underweight Malaysia and are out of the Philippines, which has positively impacted Portfolio performance. With these two markets 20-25% off their highs, we are re-examining our extreme underweight in these countries.

In Russia, falling interest rates and significant progress on both the economic restructuring and tax reform fronts supported the market. Russia was up 44.5% during the second quarter and 117.3% year-to-date. Lower rates are luring local investors, further boosting returns. The inclusion of Russia in the IFC's investable index also favorably impacted performance. We favor energy and electric utility stocks in this market, as valuations remain attractive and growth prospects long-term are solid.

India has shaken off the malaise of political instability and is refocussed on the business of market liberalization and reform. Tax cuts, lower interest rates and the new coalition government have brought local and foreign investors into the market, which is up 27.4% in the second quarter and 36.4% so far this year. The market has been led so far by a select few companies, but with easing rates and projected pick-ups in industrial production, we expect to see an increasing breadth in advances. Pakistan has followed its political rival. Similar problems have led to similar opportunities. The market continues to rise on the back of low valuations and stabilizing politics. We will continue to raise our weight in Pakistan, mainly through Pakistan Telecom, as we expect some positive developments on tariff rates.

                                                                   -------------
                                                                    7

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

Marianne Hay has taken on responsibility for managing the Emerging Markets Private Equity group. This team invests in private equity opportunities in the emerging markets, and has recently had the first closing of their fund. Because of the increased amount of time that Marianne will be spending on investments in the private equity area, she will relinquish her client service and marketing responsibilities on the global emerging markets equity product. Marianne will continue to provide strategic input to the global investment team. Robert Meyer, Managing Director, has assumed Marianne's day-to-day management responsibilities for the global emerging markets equity product.

July 1997

---------- 8

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------

COMMON STOCKS (86.6%)
  ARGENTINA (2.0%)
       (a)1,150   Nortel ADR..................................................  $            31
          1,020   Telecom Argentina ADR.......................................               53
          6,780   Telefonica Argentina ADR....................................              235
          2,885   YPF ADR.....................................................               89
                                                                                        -------
                                                                                            408
                                                                                        -------
  BRAZIL (15.1%)
      3,874,000   Banco Bradesco (Preferred)..................................               39
        423,000   Brahma (Preferred)..........................................              322
          3,330   Brahma ADR (Preferred)......................................               51
         (a)190   Celesc GDR, Class B (Preferred).............................               26
      6,008,000   CEMIG (Preferred)...........................................              310
          2,710   CEMIG ADR (Preferred).......................................              136
     (a)361,400   CRT (Preferred).............................................              544
        110,000   Coneminas (Preferred).......................................               43
        573,000   Eletrobras..................................................              320
          2,677   Eletrobras ADR..............................................               75
            950   Eletrobras ADR, Class B (Preferred).........................               28
        103,000   Eletrobras, Class B (Preferred).............................               61
        174,000   Itaubanco (Preferred).......................................               98
         89,000   Lightpar....................................................               35
      1,159,000   Lojas Arapua (Preferred)....................................               19
          1,305   Lojas Arupua ADR (Preferred)................................               22
        552,000   Lojas Renner (Preferred)....................................               28
       (a)1,470   Pao de Acucar ADR (Preferred)...............................               34
        634,000   Petrobras (Preferred).......................................              176
        833,000   Telebras....................................................              113
          1,977   Telebras ADR (Preferred)....................................              300
        955,000   Telebras (Preferred)........................................              145
      (a)88,000   TELESP......................................................               26
         27,836   TELESP (Preferred)..........................................                9
       (a)2,955   Unibanco GDR (Preferred)....................................              110
                                                                                        -------
                                                                                          3,070
                                                                                        -------
  CHILE (0.6%)
          1,510   CCU ADR.....................................................               33
            695   Enersis ADR.................................................               25
          1,700   Santa Isabel ADR............................................               55
                                                                                        -------
                                                                                            113
                                                                                        -------
  CHINA (0.1%)
         64,000   Guangshen Railway Co. Ltd., Class H.........................               28
                                                                                        -------
  COLOMBIA (0.2%)
         86,000   Banco de Colombia...........................................               32
                                                                                        -------
  EGYPT (0.7%)
          1,750   Commercial International Bank...............................               37
          1,200   Eastern Tobacco.............................................               30
          1,000   Helwan Portland Cement Co...................................               21
            650   North Cairo Flour Mills Co..................................               34
          1,000   Tora Portland Cement........................................               25
                                                                                        -------
                                                                                            147
                                                                                        -------
  HONG KONG (2.5%)
          7,000   Cheung Kong Holdings Ltd....................................               69
      (a)30,000   China Everbright-IHD Holdings Ltd...........................               90
         90,000   China Resources Beijing Land................................               67
         27,000   China Resources Enterprise Ltd..............................              132
          4,000   Hutchison Whampoa Ltd.......................................               35
          5,000   New World Development Co., Ltd..............................               30

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
          9,000   Shanghai Industrial Holdings Ltd............................  $            56
         64,000   Zhenhai Rifining and Chemical Co. Ltd., Class H.............               23
                                                                                        -------
                                                                                            502
                                                                                        -------
  HUNGARY (0.4%)
         (a)950   MOL Magyar Olaj-es Gazipari Rt. GDR.........................               21
            350   Pannonplast Rt..............................................               18
            280   Richter Gedeon Rt...........................................               26
       (a)1,200   Tisza Vegyi Kombinat Rt. GDR................................               20
                                                                                        -------
                                                                                             85
                                                                                        -------
  INDIA (6.8%)
          2,500   Century Textiles and Industries Ltd. GDR....................              133
      (a)60,000   Crompton Greaves Ltd. GDR...................................              177
         25,000   Indian Petrochemicals Corp. Ltd. GDR........................              353
      (g)55,500   Morgan Stanley India Investment Fund, Inc...................              718
                                                                                        -------
                                                                                          1,381
                                                                                        -------
  INDONESIA (4.6%)
         60,000   Astra International (Foreign)...............................              247
      (d)80,004   Bank International Indonesia (Foreign)......................               69
     (d)171,000   Bank Negara Indonesia (Foreign).............................              109
      (d)37,000   Bimantara Citra (Foreign)...................................               65
      (d)24,000   Gudang Garam (Foreign)......................................              101
      (d)21,000   Hanjaya Mandala Sampoerna (Foreign).........................               80
      (d)64,000   Indah Kiat Pulp & Paper Corp. (Foreign).....................               37
      (d)27,000   Indofood Sukses Makmur (Foreign)............................               62
      (d)59,000   Matahari Putra Prima (Foreign)..............................              119
       (d)9,000   Mayora Indah (Foreign)......................................                5
       (d)4,000   Putra Surya Multidana (Foreign).............................                6
      (d)22,000   Telekomunikasi Indonesia (Foreign)..........................               36
                                                                                        -------
                                                                                            936
                                                                                        -------
  ISRAEL (2.9%)
       (a)5,150   Blue Square-Israel Ltd. ADR.................................               89
          6,467   Elbit Ltd...................................................               22
          6,466   Elbit Medical Imaging Ltd...................................               46
          6,466   Elbit Systems Ltd...........................................               77
            160   First International Bank of Israel Ltd., Class 5............              123
            940   Koor Industries Ltd.........................................               83
         48,950   Supersol Ltd................................................              157
                                                                                        -------
                                                                                            597
                                                                                        -------
  KOREA (5.2%)
         13,300   Cho Hung Bank Co. Ltd. GDR..................................               96
          2,000   Hansol Paper................................................               51
       (d)4,400   Housing & Commercial Bank, Korea............................               82
       (d)1,227   Kookmin Bank................................................               23
          6,409   Kookmin Bank GDR............................................              135
          2,000   Korea Electric Power Corp...................................               60
          2,600   Korea Electric Power Corp. ADR..............................               49
          1,100   LG Information and Communication Ltd........................              136
            990   Pohang Iron & Steel Co. Ltd. ADR............................               32
       (a)5,896   Samsung Electronics GDR.....................................              331
       (d)4,040   Shinhan Bank Co., Ltd.......................................               58
                                                                                        -------
                                                                                          1,053
                                                                                        -------
  MALAYSIA (0.9%)
         18,000   Commerce Asset Holding Bhd..................................               48
         10,000   Genting Bhd.................................................               48
          4,000   Rashid Hussain Bhd..........................................               25
         13,000   Resorts World Bhd...........................................               39
          4,000   United Engineers Ltd........................................               29
                                                                                        -------
                                                                                            189
                                                                                        -------

                                                               -----------------
                                                                    9
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
  MEXICO (10.0%)
          4,035   Apasco......................................................  $            29
      (a)37,979   Banacci, Class B............................................               98
         (a)370   Bancomer ADR, Class B.......................................                4
     (a)192,325   Bancomer, Class B...........................................               93
          2,405   Carso ADR...................................................               34
          9,260   Carso, Class A1.............................................               64
          7,790   Cemex ADR, Class B..........................................               75
         33,304   Cemex CPO...................................................              145
            920   Cemex CPO ADR...............................................                8
          6,300   Cemex, Class B..............................................               31
          1,273   Cifra, Series A.............................................                2
         10,410   Cifra, Series C.............................................               17
          1,372   Desc ADR....................................................               40
         70,240   FEMSA, Class B..............................................              419
       (a)3,303   Gruma, Class B..............................................               15
         (a)418   Gruma GDR (Registered)......................................                8
         27,255   Kimberly, Class A...........................................              109
         10,005   Maseca, Class B.............................................               11
      (a)10,285   Televisa CPO GDR............................................              312
         10,810   Telmex ADR, Class L.........................................              516
                                                                                        -------
                                                                                          2,030
                                                                                        -------
  PAKISTAN (3.0%)
         84,000   Fauji Fertilizer Co., Ltd...................................              165
       (a)7,600   Hub Power Co................................................                8
         15,000   Pakistan State Oil Co., Ltd.................................              121
        406,700   Pakistan Telecommunications, Class A........................              309
                                                                                        -------
                                                                                            603
                                                                                        -------
  PERU (0.4%)
          3,520   Tel Peru, Class A ADR.......................................               92
                                                                                        -------
  POLAND (1.6%)
       (a)2,425   Agros Holding S.A., Class C.................................               65
            442   Agros Holding S.A., Class D.................................                9
         (a)800   Bank Handlowy W Warszawie...................................                9
          1,000   Bank Rozwoju Eksportu S.A...................................               21
            450   Bank Slaski S.A.............................................               32
         19,760   BIG S.A.....................................................               24
          1,550   Debica S.A..................................................               32
          7,000   Elektrim S.A................................................               61
       (a)3,500   Exbud S.A...................................................               35
          8,400   Polifarb Wroclaw S.A........................................               31
                                                                                        -------
                                                                                            319
                                                                                        -------
  RUSSIA (7.5%)
       (a)3,500   Gazprom ADR.................................................               58
       (a)3,400   LUKoil Holding ADR..........................................              267
       (a)2,800   Mosenergo ADR...............................................              119
      (a)45,000   Rostelecom..................................................              175
          3,400   Surgutneftegaz ADR..........................................              182
         (a)800   Tatneft ADR.................................................               85
     (a)800,000   Unified Energy Systems......................................              289
       (a)9,600   Unified Energy Systems GDR..................................              358
                                                                                        -------
                                                                                          1,533
                                                                                        -------
  SOUTH AFRICA (8.1%)
          4,100   Amalgamated Banks of South Africa...........................               29
         10,500   Barlow Ltd..................................................              114
          2,900   De Beers Centenary AG.......................................              107
         13,000   Ellerine Holdings Ltd.......................................               93
                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
         10,100   First National Bank Holdings Ltd............................  $            87
         35,000   Gencor Ltd..................................................              161
         14,400   Illovo Sugar Ltd............................................               33
         10,000   Persetel Holdings Ltd.......................................               70
         56,500   Polfin Ltd..................................................              106
         24,200   Rembrandt Group Ltd.........................................              258
         27,600   Reunert Ltd.................................................               95
         37,000   Sasol Ltd...................................................              485
                                                                                        -------
                                                                                          1,638
                                                                                        -------
  TAIWAN (3.9%)
      (a)22,000   Acer, Inc...................................................               79
      (a)19,500   Asustek Computer, Inc.......................................              258
       (a)9,000   China Development Corp......................................               47
      (a)36,400   Compal Electronics..........................................              144
         81,000   Far Eastern Textile Ltd.....................................              127
         14,170   Formosa Plastics Corp.......................................               34
      (a)18,300   Kuoyang Construction........................................               44
         17,640   Siliconware Precision Industries Co.........................               60
                                                                                        -------
                                                                                            793
                                                                                        -------
  THAILAND (5.1%)
          6,800   Advanced Ino Service PCL....................................               59
         12,000   Advanced Info Service PCL (Foreign).........................               86
         31,800   Bangkok Bank PCL (Foreign)..................................              219
          1,000   Banpu PCL (Foreign).........................................               15
          7,300   Central Pattana PCL (Foreign)...............................               10
         18,000   Industrial Finance (Foreign)................................               23
          5,000   Lanna Lignite PCL...........................................               35
          5,000   National Finance and Securities PCL.........................                3
         23,000   National Finance and Securities PCL (Foreign)...............               14
         18,800   National Petrochemical PCL..................................               19
          8,000   Shinawatra Computer Co. PCL.................................               55
      (d)11,600   Shinawatra Computer Co. PCL (Foreign).......................               80
          1,500   Siam Cement PCL (Foreign)...................................               26
         25,100   Siam Commercial Bank PCL (Foreign)..........................              103
         47,100   Thai Farmers Bank PCL (Foreign).............................              200
          3,000   Tipco Asphalt PCL...........................................               16
         16,900   United Communications Industry PCL..........................               70
                                                                                        -------
                                                                                          1,033
                                                                                        -------
  TURKEY (3.8%)
      1,131,000   Bossa.......................................................               25
      1,542,000   Eregli Demir Celik..........................................              257
   (a)2,062,843   Garanti Bankasi A.S.........................................               78
      3,766,044   Turkiye Garanti Bankasi A.S.................................              142
        370,000   Vestel Elektronik Sanayi ve Ticaret A.S.....................               21
     11,159,400   Yapi ve Kredi Bankasi A.S...................................              255
                                                                                        -------
                                                                                            778
                                                                                        -------
  VENEZUELA (0.3%)
            820   Cantv ADR...................................................               35
         11,100   Electricidad de Caracas.....................................               18
                                                                                        -------
                                                                                             53
                                                                                        -------
  ZIMBABWE (0.9%)
         29,850   Delta Corp. Ltd.............................................               46
         53,400   Meikles Africa Ltd..........................................              131
                                                                                        -------
                                                                                            177
                                                                                        -------
TOTAL COMMON STOCKS (COST $15,348)............................................           17,590
                                                                                        -------

----------10
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1997
                                  (UNAUDITED)

    NO. OF                                                                                VALUE
    RIGHTS                                                                                (000)
-----------------------------------------------------------------------------------------------

RIGHTS (0.1%)
  BRAZIL (0.0%)
    (a,d)11,850   CRT.........................................................  $             3
                                                                                        -------
  INDONESIA (0.1%)
    (a,d)57,600   Indah Kiat Pulp & Paper Corp. (Foreign), expiring 8/18/97...               10
                                                                                        -------
  MALAYSIA (0.0%)
     (a,d)3,600   Commerce Asset Holding Bhd, expiring 7/23/97................               --
                                                                                        -------
TOTAL RIGHTS (COST $0)........................................................               13
                                                                                        -------

    NO. OF
   WARRANTS
---------------

WARRANTS (0.0%)
  HONG KONG (0.0%)
           (a)2   Lai Sun Hotels Int, expiring 4/30/99........................               --
                                                                                        -------
  INDONESIA (0.0%)
       (a)7,112   Bank International Indonesia (Foreign), expiring 1/17/00....                3
      (a)10,240   Indah Kiat Pulp & Paper Corp. (Foreign), expiring 7/11/02...                2
                                                                                        -------
                                                                                              5
                                                                                        -------
  MALAYSIA (0.0%)
       (a)2,250   Commerce Asset Holding Bhd, expiring 3/16/02................               --
                                                                                        -------
TOTAL WARRANTS (COST $0)......................................................                5
                                                                                        -------
TOTAL FOREIGN SECURITIES (86.7%) (COST $15,348)...............................           17,608
                                                                                        -------

     FACE
    AMOUNT
     (000)
---------------

SHORT-TERM INVESTMENT (10.8%)
  REPURCHASE AGREEMENT (10.8%)
         $2,188   Chase Securities, Inc. 5.70%, dated 6/30/97, due 7/1/97, to be repurchased at $2,188, collateralized by U.S. Treasury
                    Notes, 5.625%, due 2/15/06, valued at $2,229 (COST
                    $2,188)...................................................            2,188
                                                                                        -------
FOREIGN CURRENCY (1.3%)
     BRC     21   Brazilian Real..............................................               20
     COP  1,085   Colombian Pesos.............................................                1
      HKD     3   Hong Kong Dollar............................................               --
     IDR    726   Indonesian Rupiah...........................................               --
     KRW 16,650   Korea Won...................................................               19
      MYR     2   Malaysian Ringgit...........................................                1
      MXP    25   Mexican Peso................................................                3
     PKR  5,092   Pakistani Rupee.............................................              126
     PHP     10   Philippines Peso............................................               --
     PLZ     49   Polish Zloty................................................               15
     ZAR     69   South African Rand..........................................               15
     TWD  1,551   Taiwan Dollar...............................................               56
    TRL 444,838   Turkish Lira................................................                3
                                                                                        -------
TOTAL FOREIGN CURRENCY (COST $260)............................................              259
                                                                                        -------

                                                                                                    VALUE
                                                                                                    (000)
---------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (98.8%) (COST $17,796*)..............................................           $20,055
                                                                                                  -------
OTHER ASSETS (6.2%)
  Cash................................................................  $           423
  Deferred Organization Costs.........................................              437
  Receivable for Portfolio Shares Sold................................              150
  Receivable for Investments Sold.....................................              138
  Dividends Receivable................................................               75
  Due from Adviser....................................................               49             1,272
                                                                                  -----
LIABILITIES (-5.0%)
  Payable for Investments Purchased...................................             (840)
  Professional Fees Payable...........................................              (77)
  Payable for Closed Foreign Currency Contracts.......................              (32)
  Custodian Fees Payable..............................................              (31)
  Administrative Fees Payable.........................................              (10)
  Payable for Portfolio Shares Redeemed...............................               (4)
  Deferred Foreign Taxes Payable......................................               (1)
  Other Liabilities...................................................              (24)           (1,019)
                                                                                  -----           -------
NET ASSETS (100%)......................................................................   $        20,308
                                                                                                  -------
                                                                                                  -------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 1,688,498 outstanding $0.001 par value shares (authorized 500,000,000
  shares)..............................................................................   $         12.03
                                                                                                  -------
                                                                                                  -------
NET ASSETS CONSIST OF:
Paid in Capital........................................................................   $        17,343
Undistributed Net Investment Income....................................................                83
Accumulated Net Realized Gain..........................................................               654
Unrealized Appreciation on Investments and Foreign Currency Translations (Net of
  foreign taxes of $1).................................................................             2,228
                                                                                                  -------
NET ASSETS.............................................................................   $        20,308
                                                                                                  -------
                                                                                                  -------

---------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

Under the terms of foreign currency exchange contracts open at June 30, 1997, the Portfolio is obligated to deliver U.S. Dollars in exchange for foreign currency as indicated below:

                                                                        NET
 CURRENCY                              IN EXCHANGE                  UNREALIZED
TO DELIVER      VALUE     SETTLEMENT       FOR          VALUE       GAIN (LOSS)
   (000)        (000)        DATE         (000)         (000)          (000)
-----------     -----     -----------  ------------     -----     ---------------
 U.S.$  46    $      46       7/1/97     ZAR    209   $      46      $      --
 U.S.$  26           26       7/2/97     THB    672          26             --
                    ---                                     ---          -----
              $      72                               $      72      $      --
                    ---                                     ---          -----
                    ---                                     ---          -----

---------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- See Note A-1 to financial statements.
(g)   --  The Fund is advised by an affiliate.
ADR   --  American Depositary Receipt
CPO   --  Certificate of Participation
GDR   --  Global Depositary Receipt
PCL   --  Public Company Limited
THB   --  Thai Baht

---------------

*At June 30, 1997, cost and unrealized appreciation (depreciation) for U.S.
 Federal income tax purposes of the investments of the Emerging Markets Equity Portfolio were:

                                                NET
  COST     APPRECIATION   (DEPRECIATION)   APPRECIATION
  (000)        (000)           (000)           (000)
---------  -------------  ---------------  -------------
$  17,536    $   3,255       $    (995)      $   2,260

----------------------------------------------------------------

For the period ended June 30, 1997, purchases and sales of investment securities for the Emerging Markets Equity Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $9,400,000 and $5,271,000, respectively.
----------------------------------------------------------------

                                                               -----------------
                                                                    11
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1997
                                  (UNAUDITED)

               SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                        % OF
                                            VALUE        NET
SECTOR DIVERSIFICATION                      (000)      ASSETS
----------------------------------------  ---------   ---------
Capital Equipment.......................  $   1,819        9.0%
Consumer Goods..........................        365        1.8
Consumer Products.......................      2,638       13.0
Energy..................................      2,380       11.7
Finance.................................      3,014       14.8
Materials...............................      1,967        9.7
Multi-Industry..........................      1,450        7.1
Services................................      3,975       19.6
Other...................................      2,447       12.1
                                          ---------        ---
Total Investments.......................  $  20,055       98.8%
                                          ---------        ---
                                          ---------        ---

----------12
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              0.8%
Belgium                1.3%
Canada                 1.4%
France                 3.9%
Germany                6.6%
Hong Kong              1.4%
Ireland                2.3%
Japan                 10.4%
Netherlands            2.8%
Spain                  0.6%
Switzerland            4.5%
United Kingdom        12.6%
United States         42.3%
Other                  9.1%

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)
------------------------------------

                                     TOTAL
                                  RETURNS(2)
                                      YTD
                                ---------------
PORTFOLIO(3)..................        14.90%
INDEX.........................        15.38%

1. The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region (includes dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                PERCENT OF
SECURITY                          COUNTRY       NET ASSETS
------------------------------  ------------  ---------------
Philip Morris Cos., Inc.           United             2.7%
                                   States
Houghton Mifflin Co.               United             2.5%
                                   States
Volkswagen AG                     Germany             2.3%
Fuji Photo Film Ltd.               Japan              2.2%
Irish Life plc                    Ireland             1.9%

TOP FIVE SECTORS
                        VALUE     PERCENT OF
INDUSTRY                (000)     NET ASSETS
--------------------  ---------  -------------
Consumer Products     $   1,669        22.8%
Capital Equipment         1,392        19.0%
Finance                   1,200        16.4%
Services                    942        12.8%
Materials                   556         7.6%

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Global Equity Portfolio is managed with the objective of obtaining long-term capital appreciation by investing primarily in equity securities using an approach that is oriented to the selection of individual stocks that Morgan Stanley Asset Management believes are undervalued.

For the period from January 2, 1997 (commencement of operations) through June 30, 1997, the Portfolio had a total return of 14.90% as compared to 15.38% for the Morgan Stanley Capital International (MSCI) World Index (the "Index").

A stunning rally in the U.S. saw the MSCI USA Index up 17.7% for the second quarter as indicators suggested second quarter GDP growth had slowed from quarter one's unsustainable 5.9%. Investors were encouraged by the Federal Reserve Board's decision to leave interest rates unchanged at their May meeting, reconfirmed on July 2nd. Inflation was key, the consumption price deflator at 1.8% suggests underlying inflation remains quiescent and below 2%. Further budget deficit reductions, a mooted cut in capital gains tax, heavy mutual fund inflows (for May, $20 billion) and continuing merger activity all helped power the Index to new records.

Japan, unusually in recent times, was one of the strongest markets over the second quarter. The MSCI Japan Index rose 23.7% in U.S. dollars, 14.3% in yen, reflecting the sharp currency rise that followed Japanese Treasury officials' remarks in response to U.S. concerns about Japan's rising trade surplus. Financial sector problems, most recently manifest in the Nomura Securities scandal, continue to plague the banks. April's VAT hike, however, was less of a drag on domestic consumption than expected. Japan remains a two tier market -- large manufacturers/exporters thrive while smaller, non-manufacturing companies from a range of sectors, particularly those facing deregulation, continue to struggle.

The MSCI Europe Index rose 8.9% in U.S. dollar terms and 11.1% in local currency. Political concerns dominated the second quarter, with the initial shock of a Socialist administration in France and the German government's unusual public disagreement with the Bundesbank over the treatment of its gold reserves. Spain and Switzerland were again outstanding performers.

                                                                   -------------
                                                                    13

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

The U.K. lagged the other major markets as interest rates rose to offset an overheating domestic economy. The MSCI U.K. Index rose 8% in U.S. dollars and 6.5% in sterling terms. The 25 basis point rate rise that followed Labor's landslide election in May was followed in June by a further 25 basis point as the Bank of England quickly utilized its hard won independence. While currency strength continued to dampen exports, this was offset by strong gains in the financial sector with the listing of the Norwich Union Building Society and takeover speculation at National Westminster Bank.

Clearly, it is difficult to argue that the U.S. market is other than fully priced. Only time will tell whether there has been a 'paradigm' shift given the continued lack of pricing power in the face of both robust economic growth and a fully employed workforce. Earnings, however, have consistently beaten the consensus for the past seventeen quarters, continuing to confound most market strategists. Labor markets, however, remain tight and yet productivity gains are strong and jobs are still perceived as being easily available. With early indications of a return to 3-4% GDP growth in the second half of the year the prospect of further interest rate tightening remains a strong possibility.

In terms of currencies, we still subscribe to the view that the U.S. dollar should be underpinned as the Fed is likely to raise rates further and European and Japanese central banks will initially be inclined not to follow. Low levels of nominal yields will also continue to encourage capital outflows from these regions despite recent words of caution from the Japanese as investors search for higher returns. Ongoing financial sector problems are likely in our opinion to prevent the Bank of Japan from raising rates this year.

Our overall position in the United States remains slightly underweight versus the benchmark and we remain at about half weighting in Japan following a recent visit there from our Chief Investment Officer, which reinforced our belief that it is currently hard to find value in this market. We are overweight in Europe where we continue to find relative value primarily in The Netherlands, Switzerland and Germany.

July 1997

----------14

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                                     VALUE
   SHARES                                                            (000)
--------------------------------------------------------------------------

COMMON STOCKS (90.9%)
  AUSTRALIA (0.8%)
      14,300   CSR Ltd..........................................  $     55
                                                                  --------
  BELGIUM (1.3%)
       1,220   Delhaize-Le Lion, S.A............................        64
         600   G.I.B. Holdings Ltd..............................        29
                                                                  --------
                                                                        93
                                                                  --------
  CANADA (1.4%)
       1,350   Potash Corp. of Saskatchewan, Inc................       102
                                                                  --------
  FRANCE (3.9%)
       2,000   Banque Nationale de Paris........................        83
         190   Bongrain S.A.....................................        74
         400   Groupe Danone....................................        66
         370   Peugeot S.A......................................        36
         700   Scor S.A.........................................        28
                                                                  --------
                                                                       287
                                                                  --------
  GERMANY (6.6%)
       1,300   BASF AG..........................................        48
       3,100   Bayer AG.........................................       119
         100   Karstadt AG......................................        36
       1,500   VEBA AG..........................................        85
          50   Viag AG..........................................        23
         225   Volkswagen AG....................................       171
                                                                  --------
                                                                       482
                                                                  --------
  HONG KONG (1.4%)
      28,000   Jardine Strategic Holdings, Inc..................       106
                                                                  --------
  IRELAND (2.3%)
       3,600   Clondalkin Group plc (Units).....................        35
      26,500   Irish Life plc...................................       136
                                                                  --------
                                                                       171
                                                                  --------
  JAPAN (10.4%)
          11   East Japan Railway Co............................        56
       4,000   Fuji Photo Film Ltd..............................       161
       5,000   Hitachi Ltd......................................        57
       5,000   Kao Corp.........................................        69
       5,000   Matsushita Electric Industries Co., Ltd..........       101
           4   Nippon Telegraph & Telephone Corp................        38
      29,000   NKK Corp.........................................        62
      12,000   Sumitomo Marine & Fire Insurance Co..............        99
       1,000   TDK Corp.........................................        73
       2,200   Toyo Seikan Kaisha Ltd...........................        49
                                                                  --------
                                                                       765
                                                                  --------
  NETHERLANDS (2.8%)
         200   Akzo Nobel N.V...................................        27
       2,100   ING Groep N.V....................................        97
       1,100   Philips Electronics N.V..........................        79
                                                                  --------
                                                                       203
                                                                  --------
  SPAIN (0.6%)
       3,600   Iberdrola S.A....................................        45
                                                                  --------
  SWITZERLAND (4.5%)
       (a)35   Ascom Holdings AG (Bearer).......................        49
         160   Forbo Holding AG (Registered)....................        69

                                                                     VALUE
   SHARES                                                            (000)
--------------------------------------------------------------------------
          90   Holderbank Financiere Glarus AG, Class B
                 (Bearer).......................................  $     85
          70   Nestle S.A. (Registered).........................        93
          40   Sulzer AG (Registered)...........................        34
                                                                  --------
                                                                       330
                                                                  --------
  UNITED KINGDOM (12.6%)
       5,800   Bass plc.........................................        71
       3,000   B.A.T. Industries plc............................        27
       3,850   Burmah Castrol plc...............................        65
       9,155   Christian Salvesen plc...........................        43
       6,500   Grand Metropolitan plc...........................        62
      10,400   Imperial Tobacco Group plc.......................        67
      20,000   Matthews (Bernard) plc...........................        38
       5,000   Peninsular & Oriental Steam Navigation Co........        50
      15,950   Racal Electronics plc............................        64
       8,200   Reckitt & Colman plc.............................       122
       7,000   Rolls-Royce plc..................................        27
       3,600   Scottish Hydro-Electric plc......................        25
      12,900   Tate & Lyle plc..................................        96
       4,200   Unilever plc.....................................       120
       1,600   WPP Group plc....................................        47
                                                                  --------
                                                                       924
                                                                  --------
  UNITED STATES (42.3%)
       2,100   Albertson's, Inc.................................        77
      (a)900   AMR Corp.........................................        83
       2,004   Ascent Entertainment Group, Inc..................        18
       1,200   AT&T Corp........................................        42
       1,600   BankBoston Corp..................................       115
       2,000   Boise Cascade Corp...............................        71
       1,350   Borg-Warner Automotive, Inc......................        73
       3,800   Browning-Ferris Industries, Inc..................       126
       4,100   Comsat Corp......................................        98
    (a)5,200   Data General Corp................................       135
   (a)14,200   Egghead, Inc.....................................        56
       2,100   Enhance Financial Services Group, Inc............        92
       2,000   Equitable Companies, Inc.........................        67
       2,200   Federal-Mogul Corp...............................        77
         800   Finova Group, Inc................................        61
    (a)3,100   GenRad, Inc......................................        70
         700   Georgia Pacific Corp.............................        60
       3,230   Greenfield Industries, Inc.......................        87
       1,600   Greenpoint Financial Corp........................       107
       2,700   Houghton Mifflin Co..............................       180
       2,730   IBP, Inc.........................................        64
    (a)9,600   InteliData Technologies Corp.....................        46
       1,300   Limited (The), Inc...............................        26
         500   MBIA, Inc........................................        56
       1,500   MCI Communications Corp..........................        57
       1,400   Mellon Bank Corp.................................        63
    (a)1,350   NCR Corp.........................................        40
       2,360   Penncorp Financial Group, Inc....................        91
         450   Pennzoil Co......................................        35
       3,800   Pharmacia & Upjohn, Inc..........................       132
       4,500   Philip Morris Cos., Inc..........................       200
       1,300   Polaroid Corp....................................        72
    (a)2,950   Rohr, Inc........................................        65
       1,700   Tandy Corp.......................................        95

                                                               -----------------
                                                                    15
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                                     VALUE
   SHARES                                                            (000)
--------------------------------------------------------------------------

  UNITED STATES (CONT.)

       1,700   Tecumseh Products Co., Class A...................  $    102
       2,450   Terra Nova (Bermuda) Holdings Ltd................        52
      (a)950   Toys "R" Us, Inc.................................        33
       2,400   UST Corp.........................................        54
    (a)3,800   Waban, Inc.......................................       122
                                                                  --------
                                                                     3,100
                                                                  --------
TOTAL COMMON STOCKS (COST $5,880)...............................     6,663
                                                                  --------

    FACE
   AMOUNT
   (000)
------------

SHORT-TERM INVESTMENT (9.5%)
  REPURCHASE AGREEMENT (9.5%)
        $697   Chase Securities, Inc. 5.70%, dated 6/30/97, due
                 7/1/97, to be repurchased at $697,
                 collateralized by U.S. Treasury Notes, 5.625%,
                 due 2/15/06, valued at $711 (COST $697)........       697
                                                                  --------
FOREIGN CURRENCY (0.3%)
   BEF    52   Belgian Franc....................................         1
    DEM    1   Deutsche Mark....................................         1
   FRF    69   French Franc.....................................        12
  JPY    301   Japanese Yen.....................................         3
   NLG     1   Netherlands Guilder..............................         1
   CHF     2   Swiss Franc......................................         1
                                                                  --------
TOTAL FOREIGN CURRENCY (COST $20)...............................        19
                                                                  --------
TOTAL INVESTMENTS (100.7%) (COST $6,597*).......................     7,379
                                                                  --------

OTHER ASSETS (0.9%)
  Cash..................................................  $    1
  Receivable for Portfolio Shares Sold..................      35
  Dividends Receivable..................................      19
  Foreign Withholding Tax Reclaim Receivable............       5
  Receivable for Investments Sold.......................       4        64
                                                          ------
LIABILITIES (-1.6%)
  Payable for Investments Purchased.....................     (86)
  Professional Fees Payable.............................     (14)
  Administrative Fees Payable...........................      (3)
  Custodian Fees Payable................................      (3)
  Investment Advisory Fees Payable......................      (2)
  Other Liabilities.....................................      (9)     (117)
                                                          ------   --------
NET ASSETS (100%)...............................................   $ 7,326
                                                                   --------
                                                                   --------

                                                                     AMOUNT
                                                                      (000)
---------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 637,379 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)...............................   $ 11.49
                                                                   --------
                                                                   --------

NET ASSETS CONSIST OF:
Paid in Capital.................................................   $ 6,483
Undistributed Net Investment Income.............................        50
Accumulated Net Realized Gain...................................        10
Unrealized Appreciation on Investments and Foreign Currency
  Translations..................................................       783
                                                                   --------
NET ASSETS......................................................   $ 7,326
                                                                   --------
                                                                   --------

---------------

(a)   --  Non-income producing security

---------------

*At June 30, 1997, cost and unrealized appreciation (depreciation) for U.S.
 Federal income tax purposes of the investments of the Global Equity Portfolio were:

                                                      NET
  COST      APPRECIATION     (DEPRECIATION)      APPRECIATION
  (000)         (000)             (000)              (000)
---------  ---------------  -----------------  -----------------
$   6,577     $     869         $     (86)         $     783

----------------------------------------------------------------

For the period ended June 30, 1997, purchases and sales of investment securities for the Global Equity Portfolio, other than long-term U.S. Government securities and short-term investments, were $6,026,000 and $151,000, respectively.
----------------------------------------------------------------

               SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                VALUE         % OF
SECTOR DIVERSIFICATION                          (000)      NET ASSETS
-------------------------------------------  -----------  -------------
Capital Equipment..........................   $   1,392          19.0%
Consumer Products..........................       1,669          22.8
Energy.....................................          80           1.1
Finance....................................       1,200          16.4
Materials..................................         556           7.6
Mining.....................................         161           2.2
Multi-Industry.............................         370           5.0
Services...................................         942          12.8
Tobacco....................................         293           4.0
Other......................................         716           9.8
                                             -----------        -----
Total Investments..........................   $   7,379         100.7%
                                             -----------        -----
                                             -----------        -----

----------16
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Australia              2.9%
Austria                0.6%
Belgium                0.5%
Denmark                1.3%
Finland                1.3%
France                 6.6%
Germany                6.9%
Hong Kong              4.3%
Italy                  2.5%
Japan                 29.5%
Malaysia               1.9%
Netherlands            5.6%
New Zealand            0.3%
Norway                 1.1%
Singapore              2.1%
Spain                  2.9%
Sweden                 3.4%
Switzerland            7.2%
United Kingdom        12.9%
Other                  6.2%

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
------------------------------------

                                  TOTAL RETURNS(2)
                                        YTD
                                  ----------------
PORTFOLIO(3)....................         16.70%
INDEX...........................         11.21%

1. The MSCI EAFE Index is an unmanaged index of common stocks and includes Europe, Australasia and the Far East (includes dividends net of withholding taxes).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
PERFORMANCE.

TOP FIVE HOLDINGS
                                               PERCENT OF
SECURITY                          COUNTRY      NET ASSETS
------------------------------  ------------  -------------
Volkswagen AG                     Germany            1.2%
Philips Electronics N.V.        Netherlands          1.1%
Nestle S.A. (Registered)        Switzerland          1.1%
Tokyo Electron Ltd.                Japan             1.1%
TDK Corp.                          Japan             1.0%

TOP FIVE SECTORS
                             VALUE     PERCENT OF
INDUSTRY                     (000)     NET ASSETS
-------------------------  ---------  -------------
Capital Equipment          $   4,323        29.5%
Consumer Products              2,982        20.4%
Finance                        2,304        15.7%
Services                       1,673        11.4%
Materials                      1,569        10.7%

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country weightings determined by Morgan Stanley Asset Management. The EAFE countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International (MSCI) EAFE Index, which includes Australia, Japan, New Zealand, most nations located in Western Europe, and certain developed countries in Asia.

For the period from January 2, 1997 (commencement of operations) through June 30, 1997, the Portfolio had a total return of 16.70% as compared to 11.21% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index").

The second quarter of 1997 provided investors with almost an ideal global investment environment. Markets around the world all posted impressive gains driven by continued low inflation, surging liquidity and improving corporate earnings, with several markets reaching new highs.

The Japanese market posted an impressive gain for the second quarter (+23.8% in U.S. dollar terms; +14.3% in local currency) following an extended period of underperformance dating back through much of 1996. The economy in Japan is finally picking up, thereby realizing the lagged benefits of low interest rates and the devaluation of the yen. The new fiscal year, which began in April, also saw a surge of liquidity as newly deregulated Japanese pension plans increased exposure to the equity markets. Overall, consumer and business sentiment appears to be improving despite an increase in the value added tax (VAT) which was implemented in April. Nonetheless, the recovery is not so robust that we would expect interest rates to begin rising any time soon. The Portfolio's weighting in Japan was maintained at nearly 30% of net assets, contributing to our substantial gains during the quarter. We also gained from our currency management, as we unwound all our yen hedges in late April when the yen reached a low near 126 yen/dollar. We felt the yen had fallen too far, too fast and were rewarded as the yen recovered in May. We reinstated our hedges at around 111 yen/dollar, believing that the yen has settled into a 110-123 trading range.

The markets in Europe continued their extended rally, rising 8.9% for the second quarter in U.S. dollar terms and 11.1% in local currency terms. Elections in France and U.K. saw conservative incumbents replaced by more liberal leaders, with the French election contributing to increasing

                                                                   -------------
                                                                    17

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

uncertainty regarding the future of the European Economic and Monetary Union
(EMU). The French populous effectively voted against the austerity measures implemented by the previous government to achieve the Maastricht criteria, instead favoring a Socialist government aiming to increase employment. Both France and Germany now look less likely to achieve the 3% debt-to-GDP ratio required for entry into EMU. We believe that EMU will go forward but with a larger number of countries in the first round -- meaning that the Euro will be a weaker currency than the Deutschemark. As a result, we have maintained our hedged exposure to the Deutschemark bloc currencies as we expect the dollar to continue to strengthen moderately against them. Overall, stock selection in Europe remains strong with Philips Electronics, one of the Portfolio's larger holdings, gaining over 30% during June (and over 60% during the quarter) on strong earnings reports and the news of the Dutch company's link up with Lucent Technologies of the U.S. to develop additional communications equipment.

In Asia, the story was mixed. The Hong Kong market rose over 20% during the second quarter as investors became euphoric ahead of the July 1 handover to China. The market closed at a record high on June 30, Hong Kong's last day under British rule. Red chip stock (companies with the strongest ties to China) performed exceptionally well as investors looked to benefit from Hong Kong's new sovereignty. In sharp contrast to these gains, the Thai market fell over 25% during the quarter due to on-going concerns about the health of the nation's banking system (which was burdened under non-performing real estate loans) and currency (which the government devalued in early July). Although we are only invested in the developed markets of Asia, the Thai crisis and the devaluation of the currency have brought into focus the common ills of the fast growth Southeast Asian economies. Thus, the markets in Malaysia (-11.8%) and Singapore (-0.8%) both experienced corrections during the quarter. Overall, we have been pulling back our allocation to Asia over the past several months. Within Asia, we have been reducing exposure to Malaysia, Hong Kong and Singapore and increasing exposure to Australia and New Zealand.

Overall, the markets have performed extremely well through the first half of 1997. Looking ahead, however, we are increasingly cautious as valuations look extended in the majority of markets around the world. Nonetheless, we will continue to endeavor to uncover stocks with value and monitor market conditions to adjust our Portfolio accordingly.

July 1997

----------18

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------

COMMON STOCKS (92.3%)
  AUSTRALIA (2.9%)
          8,528   Amcor Ltd...................................................  $            57
          5,300   Broken Hill Proprietary Co., Ltd............................               78
          4,600   Commonwealth Bank of Australia..............................               55
          2,300   Lend Lease Corp., Ltd.......................................               49
         11,700   News Corp., Ltd.............................................               56
          3,830   National Australia Bank, Ltd................................               55
         12,200   WMC Ltd.....................................................               77
                                                                                        -------
                                                                                            427
                                                                                        -------
  AUSTRIA (0.6%)
          1,000   Boehler-Uddeholm AG.........................................               78
            130   Radex-Heraklith Industriebet AG.............................                5
                                                                                        -------
                                                                                             83
                                                                                        -------
  BELGIUM (0.5%)
          1,640   G.I.B. Holdings Ltd.........................................               78
                                                                                        -------
  DENMARK (1.3%)
          1,700   BG Bank A/S.................................................               94
          1,650   Unidanmark A/S, Class A (Registered)........................               93
                                                                                        -------
                                                                                            187
                                                                                        -------
  FINLAND (1.3%)
            210   Kone Oy, Class B............................................               25
         12,100   Merita Ltd., Class A........................................               40
          7,900   Rautaruukki Oy..............................................               83
          2,300   Valmet Corp.................................................               40
                                                                                        -------
                                                                                            188
                                                                                        -------
  FRANCE (6.6%)
            300   Alcatel Alsthom.............................................               38
            950   Banque Nationale de Paris...................................               39
            140   Bongrain S.A................................................               55
            770   Cie de Saint Gobain.........................................              112
            800   Elf Aquitaine S.A...........................................               86
            600   Eridania Beghin-Say S.A.....................................               90
            620   Groupe Danone...............................................              103
          1,450   Lafarge S.A.................................................               90
          1,800   Legris Industries S.A.......................................               85
         (a)900   SGS-Thomson Microelectronics N.V............................               71
          1,220   Total S.A., Class B.........................................              123
          4,500   Usinor Sacilor..............................................               81
                                                                                        -------
                                                                                            973
                                                                                        -------
  GERMANY (5.4%)
          2,160   BASF AG.....................................................               80
          2,070   Bayer AG....................................................               80
             70   Buderus AG..................................................               39
          4,840   Gerresheimer Glas AG........................................               81
          5,200   Lufthansa AG................................................              100
         (a)410   Metro AG....................................................               45
          1,700   VEBA AG.....................................................               96
            200   Viag AG.....................................................               91
            240   Volkswagen AG...............................................              182
                                                                                        -------
                                                                                            794
                                                                                        -------
  HONG KONG (4.3%)
         11,000   Cheung Kong Holdings Ltd....................................              109
         15,000   China Resources Enterprise Ltd..............................               74

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------

          8,000   Dao Heng Bank Group Ltd.....................................  $            44
          6,000   Henderson Land Development Co., Ltd.........................               53
          7,000   Hutchison Whampoa Ltd.......................................               60
          4,000   HSBC Holdings plc...........................................              120
          9,000   New World Development Co., Ltd..............................               54
         10,000   Shanghai Industrial Holdings Ltd............................               62
          4,000   Sun Hung Kai Properties Ltd.................................               48
                                                                                        -------
                                                                                            624
                                                                                        -------
  ITALY (2.5%)
         18,000   Editoriale L'Expresso S.p.A.................................               60
          8,600   Marzotto (Gaetano) & Figli S.p.A............................               72
         29,800   Sogefi S.p.A................................................               75
         22,500   Stet Di Risp (NCS)..........................................               78
         39,000   Telecom Italia S.p.A., Di Risp (NCS)........................               77
                                                                                        -------
                                                                                            362
                                                                                        -------
  JAPAN (29.5%)
          8,000   Amada Co., Ltd..............................................               71
          7,000   Asahi Tec Corp..............................................               34
          5,000   Canon, Inc..................................................              136
          4,000   Dai Nippon Printing Co., Ltd................................               90
         11,000   Daicel Chemical Industry Ltd................................               43
          6,000   Daifuku Co., Ltd............................................               79
          5,000   Daikin Industries Ltd.......................................               45
          1,200   FamilyMart..................................................               59
          3,000   Fuji Machine Manufacturing Co...............................              109
          3,000   Fuji Photo Film Ltd.........................................              121
          4,000   Fujitec Co., Ltd............................................               47
          9,000   Fujitsu Ltd.................................................              125
         15,000   Furukawa Electric Co........................................               95
          3,000   Hitachi Credit Corp.........................................               58
         11,000   Hitachi Ltd.................................................              123
          5,000   Inabata & Co................................................               34
         11,000   Kaneka Corp.................................................               69
          3,000   Kurita Water Industries.....................................               80
          1,000   Kyocera Ltd.................................................               79
          4,000   Kyudenko Co., Ltd...........................................               34
          3,000   Lintec......................................................               55
          6,000   Matsushita Electric Industries Ltd..........................              121
         19,000   Mitsubishi Chemical Corp....................................               62
          4,000   Mitsubishi Estate Co., Ltd..................................               58
         12,000   Mitsubishi Heavy Industries Ltd.............................               92
          4,000   Mitsumi Electric Co., Ltd...................................               95
          2,000   Murata Manufacturing Co., Ltd...............................               80
         10,000   NEC Corp....................................................              140
          3,000   Nifco, Inc..................................................               31
          1,000   Nintendo Corp., Ltd.........................................               84
             12   Nippon Telegraph & Telephone................................              115
         12,000   Nissan Motor Co.............................................               93
          5,000   Nissha Printing.............................................               58
         10,000   Obayashi Corp...............................................               67
          9,000   Ricoh Co., Ltd..............................................              118
          3,000   Rinnai Corp.................................................               64
          1,000   Sangetsu Co., Ltd...........................................               21
          4,000   Sankyo Co., Ltd.............................................              134
          7,000   Sanwa Shutter...............................................               63
          6,000   Sekisui Chemical Co.........................................               61
          6,000   Sekisui House Ltd...........................................               61

                                                               -----------------
                                                                    19
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
  JAPAN (CONT.)
          1,000   Shimamura Co., Ltd..........................................  $            36
          1,500   Sony Corp...................................................              131
          8,000   Sumitomo Marine & Fire Insurance Co.........................               66
          6,000   Suzuki Motor Co., Ltd.......................................               76
         13,000   Taisei Corp.................................................               60
          2,000   TDK Corp....................................................              147
          3,200   Tokyo Electron Ltd..........................................              153
         17,000   Toshiba Corp................................................              109
          4,000   Toyota Motor Corp...........................................              118
         10,000   Tsubakimoto Chain...........................................               61
          3,000   Yamaha Corp.................................................               55
          4,000   Yamanouchi Pharmaceutical Co................................              108
                                                                                        -------
                                                                                          4,324
                                                                                        -------
  MALAYSIA (1.9%)
         15,000   Berjaya Group Bhd...........................................               18
         10,000   Commerce Asset Holding Bhd..................................               26
          1,000   Dialog Group Bhd............................................               15
          3,000   Genting Bhd.................................................               14
          6,000   IJM Corp. Bhd...............................................               13
          4,000   Malayan Banking Bhd.........................................               42
          5,000   Malaysian International Shipping Bhd
                    (Foreign).................................................               13
          6,000   Malaysian Resources Corp., Bhd..............................               17
          5,000   Rashid Hussain Bhd..........................................               32
          5,000   Resorts World Bhd...........................................               15
         13,000   Sime Darby Bhd..............................................               43
          4,000   United Engineers (Malaysia) Ltd.............................               29
                                                                                        -------
                                                                                            277
                                                                                        -------
  NETHERLANDS (5.6%)
          4,250   ABN Amro Holdings N.V.......................................               79
            860   Akzo Nobel N.V..............................................              118
            306   Hollandsche Beton Groep N.V.................................               70
          2,636   ING Groep N.V...............................................              122
          1,300   KLM Royal Dutch Airlines N.V................................               40
          1,100   Koninklijke Bijendorf Beheer N.V............................               77
          4,100   Koninklijke KNP BT N.V......................................               93
          1,600   Koninklijke Van Ommeren N.V.................................               62
          2,300   Philips Electronics N.V.....................................              165
                                                                                        -------
                                                                                            826
                                                                                        -------
  NEW ZEALAND (0.3%)
         15,600   Fletcher Challenge Paper....................................               38
                                                                                        -------
  NORWAY (1.1%)
         10,700   Den Norske Bank ASA.........................................               42
          4,900   Saga Petroleum ASA, Class B.................................               85
       (a)4,300   Storebrand ASA..............................................               26
                                                                                        -------
                                                                                            153
                                                                                        -------
  SINGAPORE (2.1%)
          6,000   Datacraft Asia Ltd..........................................               19
          2,000   Development Bank of Singapore Ltd.
                    (Foreign).................................................               25
         11,000   Electronic Resources Ltd....................................               17
         14,000   NatSteel Ltd................................................               36
          2,400   Oversea-Chinese Banking Corp. (Foreign).....................               25
      (a)12,000   Pacific Century Regional Development........................               17
          2,000   Parkway Holdings Ltd........................................                9
                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------

          2,000   Singapore Press Holdings (Foreign)..........................  $            40
         21,000   Summit Holdings Ltd.........................................               16
      (a)24,000   Super Coffeemix Manufacturing Ltd...........................               20
          3,000   United Overseas Bank Ltd. (Foreign).........................               31
      (a)10,800   Want Want Holdings..........................................               36
          6,000   Wing Tai Holdings Ltd.......................................               17
                                                                                        -------
                                                                                            308
                                                                                        -------
  SPAIN (2.9%)
          1,030   Banco Bilbao Vizcaya S.A. (Registered)......................               84
          7,700   Iberdrola S.A...............................................               97
          3,800   Telefonica de Espana S.A....................................              110
         11,420   Uralita S.A.................................................              128
                                                                                        -------
                                                                                            419
                                                                                        -------
  SWEDEN (3.4%)
          1,700   Esselte AB, Class B.........................................               40
          3,800   Nordbanken AB...............................................              128
          1,200   Pharmacia & Upjohn, Inc.....................................               40
          1,640   Skandia Forsakrings AB......................................               60
          2,160   S.K.F. AB, Class B..........................................               56
          2,650   Sparbaken Sverige AB, Class A...............................               59
          3,100   Spectra-Physics AB, Class A.................................               56
          1,960   Svenska Handelsbanken, Class A..............................               63
                                                                                        -------
                                                                                            502
                                                                                        -------
  SWITZERLAND (7.2%)
          (a)30   Baloise Holdings Ltd. (Registered)..........................               72
             50   Bobst AG (Bearer)...........................................               85
            270   Forbo Holdings AG (Registered)..............................              116
            130   Holderbank Financiere Glarus AG, Class B (Bearer)...........              123
            120   Nestle S.A. (Registered)....................................              158
             50   Novartis AG (Registered)....................................               80
            340   Oerlikon-Buehrle Holding AG (Registered)....................               40
             65   Schindler Holding AG (Registered)...........................               83
             60   Schweizerisch Industrie-Gesellschaft Holdings
                    (Registered)..............................................               89
            140   Sulzer AG (Registered)......................................              120
         (a)250   Valora Holding AG (Registered)..............................               53
            100   Zurich Versicherungs (Registered)...........................               40
                                                                                        -------
                                                                                          1,059
                                                                                        -------
  UNITED KINGDOM (12.9%)
          9,450   Associated British Foods plc................................               81
          7,654   Bank of Scotland............................................               49
          7,900   Bass plc....................................................               96
          9,000   BAT Industries plc..........................................               80
         10,800   BG plc......................................................               40
         13,200   British Telecommunications plc..............................               98
          7,100   Burmah Castrol plc..........................................              120
         23,000   Christian Salvesen plc......................................              108
         17,600   Courtaulds Textiles plc.....................................               90
         14,800   Grand Metropolitan plc......................................              142
         21,000   Imperial Tobacco Group plc..................................              135
         23,867   John Mowlem & Co. plc.......................................               49
         16,000   Kwik Save Group plc.........................................               81
          3,900   Peninsular & Oriental Steam Navigation Co...................               39
            600   Premier Farnell plc.........................................                5

----------20
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
  UNITED KINGDOM (CONT.)
         20,000   Racal Electronics plc.......................................  $            80
          8,279   Reckitt & Colman plc........................................              124
         12,116   Royal & Sun Alliance Insurance Group plc....................               90
         10,500   Scottish Hydro-Electric plc.................................               73
         16,300   Tate & Lyle plc.............................................              121
          3,100   Unilever plc................................................               89
         25,000   WPP Group plc...............................................              102
                                                                                        -------
                                                                                          1,892
                                                                                        -------
TOTAL COMMON STOCKS (COST $12,187)............................................           13,514
                                                                                        -------
PREFERRED STOCKS (1.5%)
  GERMANY (1.5%)
            240   Dyckerhoff AG...............................................               87
            930   Hornbach Holding AG.........................................               77
            110   Suedzucker AG...............................................               59
                                                                                        -------
TOTAL PREFERRED STOCKS (COST $192)............................................              223
                                                                                        -------

    NO. OF
    RIGHTS
---------------

RIGHTS (0.0%)
  MALAYSIA (0.0%)
       (a)2,000   Commerce Asset Holding Bhd, expiring 7/23/97................               --
                                                                                        -------
  SWITZERLAND (0.0%)
         (a)100   Sulzer AG, expiring 7/11/97.................................               --
                                                                                        -------
TOTAL RIGHTS (COST $0)........................................................               --
                                                                                        -------

    NO. OF
   WARRANTS
---------------
WARRANTS (0.0%)
  MALAYSIA (0.0%)
       (a)1,250   Commerce Asset Holding Bhd, expiring 3/16/02................               --
         (a)714   Rashid Hussain Bhd, expiring 12/31/02.......................               --
                                                                                        -------
TOTAL WARRANTS (COST $0)......................................................               --
                                                                                        -------
TOTAL FOREIGN SECURITIES (93.8%) (COST $12,379)...............................           13,737
                                                                                        -------

     FACE
    AMOUNT
     (000)
---------------

SHORT-TERM INVESTMENT (10.2%)
 REPURCHASE AGREEMENT (10.2%)
         $1,489   Chase Securities, Inc. 5.70%, dated 6/30/97, due 7/1/97, to be repurchased at $1,489, collateralized by U.S. Treasury
                    Notes, 5.625%, due 2/15/06, valued at $1,518 (COST
                    $1,489)...................................................            1,489
                                                                                        -------

    AMOUNT                                                                                VALUE
     (000)                                                                                (000)
-----------------------------------------------------------------------------------------------

FOREIGN CURRENCY (1.2%)
      BEF   779   Belgian Franc...............................................  $            22
       DEM    8   Deutsche Mark...............................................                5
      FRF    85   French Franc................................................               15
     ITL  7,332   Italian Lira................................................                4
     JPY 11,781   Japanese Yen................................................              103
      NLG    55   Netherlands Guilder.........................................               28
      SGD     1   Singapore Dollar............................................               --
      ESP   166   Spanish Peseta..............................................                1
      CHF     5   Swiss Franc.................................................                3
                                                                                        -------
TOTAL FOREIGN CURRENCY (COST $182)............................................              181
                                                                                        -------
TOTAL INVESTMENTS (105.2%) (COST $14,050*)....................................           15,407
                                                                                        -------

OTHER ASSETS (1.7%)
  Cash...................................................................  $      91
  Receivable for Portfolio Shares Sold...................................         49
  Dividends Receivable...................................................         46
  Net Unrealized Gain on Foreign Currency Exchange Contracts.............         45
  Foreign Withholding Tax Reclaim Receivable.............................         10
  Receivable for Investments Sold........................................          8         249
                                                                           ---------
LIABILITIES (-6.9%)
  Payable for Investments Purchased......................................       (966)
  Custodian Fees Payable.................................................        (16)
  Investment Advisory Fees Payable.......................................         (6)
  Administrative Fees Payable............................................         (5)
  Professional Fees Payable..............................................         (2)
  Payable for Closed Foreign Currency Contracts..........................         (1)
  Other Liabilities......................................................        (17)     (1,013)
                                                                           ---------   ---------
NET ASSETS (100%)...................................................................   $  14,643
                                                                                       ---------
                                                                                       ---------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 1,255,156 outstanding $0.001 par value shares (authorized 500,000,000
  shares)...........................................................................   $   11.67
                                                                                       ---------
                                                                                       ---------
NET ASSETS CONSIST OF:
Paid in Capital.....................................................................   $  12,802
Undistributed Net Investment Income.................................................         109
Accumulated Net Realized Gain.......................................................         328
Unrealized Appreciation on Investments and Foreign Currency Translations............
                                                                                           1,404
                                                                                       ---------
NET ASSETS..........................................................................   $  14,643
                                                                                       ---------
                                                                                       ---------

                                                               -----------------
                                                                    21
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1997
                                  (UNAUDITED)

---------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

Under the terms of foreign currency exchange contracts open at June 30, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

     CURRENCY                               IN EXCHANGE
    TO DELIVER        VALUE    SETTLEMENT       FOR        VALUE    NET UNREALIZED GAIN
       (000)          (000)       DATE         (000)       (000)       (LOSS) (000)
  ---------------   ---------  -----------  -----------  ---------  -------------------
  U.S.$    125      $     125     8/18/97     NLG  242   $     124       $      (1)
  U.S.$    125            125     8/18/97     CHF  178         123              (2)
  NLG     641             328     8/18/97    U.S.$ 338         338              10
  CHF      19              13     8/18/97    U.S.$  13          13              --
  CHF     499             344     8/18/97    U.S.$ 351         351               7
  JPY  100,442            884     8/25/97    U.S.$ 900         900              16
  DEM     590             340     8/29/97    U.S.$ 344         344               4
  U.S.$    100            100     8/29/97     DEM  172          99              (1)
  BEF    1,475             41     8/29/97     DEM   42          42               1
  U.S.$     25             25     8/29/97     BEF  886          25              --
  U.S.$    150            150     9/15/97     FRF  868         149              (1)
  FRF    2,218            379     9/15/97    U.S.$ 391         391              12
                    ---------                            ---------             ---
                    $   2,854                            $   2,899       $      45
                    ---------                            ---------             ---
                    ---------                            ---------             ---

---------------

(a)   --  Non-income producing security
NCS   --  Non Convertible Shares

----------------------------------------------------------------
*At June 30, 1997, cost and unrealized appreciation (depreciation) for U.S.
 Federal income tax purposes of the investments of the International Magnum Portfolio were:

                                                 NET
  COST     APPRECIATION   (DEPRECIATION)    APPRECIATION
  (000)        (000)           (000)            (000)
---------  -------------  ---------------  ---------------
$  13,868    $   1,533       $    (175)       $   1,358

----------------------------------------------------------------

For the period ended June 30, 1997, purchases and sales of investment securities for the International Magnum Portfolio other than long-term U.S. Government securities and short-term investments were $14,030,000 and $1,701,000, respectively.

----------------------------------------------------------------

--------------------------------------------------------------------------------

               SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                                                  VALUE        % OF
SECTOR DIVERSIFICATION                                                            (000)     NET ASSETS
------------------------------------------------------------------------------  ---------  -------------
Capital Equipment.............................................................  $   2,606         17.8%
Consumer Products.............................................................      2,982         20.4
Electrical and Electronics....................................................      1,717         11.7
Energy........................................................................        615          4.2
Finance.......................................................................      2,304         15.7
Materials.....................................................................      1,569         10.7
Multi-Industry................................................................        271          1.9
Services......................................................................      1,673         11.4
Other.........................................................................      1,670         11.4
                                                                                ---------        -----
Total Investments.............................................................  $  15,407        105.2%
                                                                                ---------        -----
                                                                                ---------        -----

----------22
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Goods/Construction      10.4%
Consumer Cyclical               23.4%
Consumer Staples                13.0%
Diversified                     11.6%
Energy                           2.3%
Finance                         20.5%
Materials                        1.0%
Services                         2.5%
Technology                      10.2%
Other                            5.1%

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
------------------------------------                 TOTAL
                                                  RETURNS(2)
                                                      YTD
                                                 -------------
PORTFOLIO(3).................................        15.30%
INDEX........................................        20.61%

1. The S&P 500 Index is an unmanaged index of common stocks.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                               PERCENT
                                               OF
                                               NET
SECURITY                        INDUSTRY       ASSETS
--------------------------  -----------------  ----
HFS, Inc.                   Consumer Cyclical  8.4%
Philip Morris Cos., Inc.    Consumer Staples   6.6%
United Technologies Corp.    Capital Goods-
                              Construction     4.6%
Wells Fargo & Co.                Finance       2.7%
Berkshire Hathaway, Inc.       Diversified     2.4%

TOP FIVE SECTORS
                               VALUE      PERCENT OF
INDUSTRY                       (000)      NET ASSETS
--------------------------     -----     -------------
Consumer Cyclical            $     925         23.4%
Finance                            811         20.5%
Consumer Staples                   516         13.0%
Capital Goods-Construction         483         12.2%
Technology                         406         10.2%

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Equity Growth Portfolio is managed with the objective of obtaining long-term capital appreciation by investing primarily in equity securities of medium and large capitalization companies that, in the judgement of Morgan Stanley Asset Management, provide above-average potential for capital growth.

For the period from January 2, 1997 (commencement of operations) through June 30, 1997, the Portfolio had a total return of 15.30% as compared to 20.61% for the S&P 500 Index (the "Index").

Our investment style is to concentrate quite heavily when our conviction in a security is high and we believe the growth fundamentals of a company are very strong. We also concentrate when positive earnings surprise vis-a-vis consensus expectations is likely. But it is not a "surprise" if the stock is already owned in virtually every growth portfolio and has surged. We tend to feel more comfortable with stocks that may be temporarily under a cloud but where growth fundamentals remain intact. We refer to this as "headline" risk as opposed to earnings risk.

Since late 1996, we have felt that many of the high quality, large capitalization growth stocks are not attractive investments, favoring instead higher beta, less well established growth company stocks where growth is rapid and the price/earnings ratio to growth rate is reasonable. Our call was either wrong or painfully early. In both the first and second quarters of 1997, many of the largest capitalization stocks moved sharply higher, typically without any upward earnings estimate revisions and sometimes in the face of downward revisions. The following statistics illustrate this point.

                                % GAIN IN    RECENT                     P/E ON                AVERAGE P/E
                                FIRST HALF  ESTIMATE   SUSTAINABLE     PROJECTED    -------------------------------
                                   1997     REVISIONS  GROWTH RATE   1997 EARNINGS    1994       1995       1996
                                ----------  ---------  ------------  -------------  ---------  ---------  ---------
GE............................     33%         Up          13%           26.0         14.9       15.8       19.4
Merck.........................     28%        Down         14%           26.9         15.4       19.6       23.2
Coca Cola.....................     28%        Flat         18%           40.1         24.3       26.5       32.1
Gillette......................     22%        Down         18%           36.4         21.9       24.9       39.1
Disney........................     14%        Down         18%           29.4         21.7       20.2       32.8

Many factors are driving the powerful bull market in U.S. stocks, including strong corporate profit growth, sustained low inflation, moderate interest rates and increased shareholder orientation among corporate managements. But what is driving the strong performance of the blue chip stocks

                                                                   -------------
                                                                    23

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

versus the broader equity market? There are a variety of possible factors, but the explosion in passive index investing is likely the most important. Active managers in U.S. stocks underperformed index funds by a wide margin in 1994, 1995, 1996 and again year-to-date in 1997. This has led to a perverse situation in which larger cap means better due to money flows. This is further compounded by the buying power of price momentum investors who are purchasing blue chips on the basis of the strong uptrends in stock prices.

We do not know where all this will lead, but one thing is clear: stocks cannot rise faster than the underlying companies' growth rates over the long term. Our best guess is that the blue chips should begin to flatten out as investors accept more risk for greater reward. Our largest holding at June 30, HFS, represents the type of stock we think may outperform over the next 12-18 months.

HFS, a consumer services and franchising company that recently announced a merger with direct marketer CUC International, is trading at about 25 times projected 1997 earnings, with a near-term growth rate of 30% plus and a sustainable growth rate, we think, of 20-25%. The balance sheet, pro forma for the merger, is underleveraged and free cash flow generation is extremely strong. Consensus earnings estimates should rise over the next 12 months. Looking out 18 months, we could see HFS trading, conservatively, at 20-25 times projected 1999 earnings, within a range of $82-102 (up 32-65%). But a much higher multiple is conceivable given the price/earnings to growth ratios enjoyed by the blue chip growth stocks. Other names in the Portfolio at June that fit into this category of high beta/low P/E ratio to growth include: Clear Channel Communications, Gtech, K-III Communications and Cracker Barrel.

Three groups that represent major commitments in the Portfolio are financial services; multi-industry/aerospace; and tobacco. Financial services represented approximately 21% of the Portfolio (based on net assets) at June 30, compared to 15% for the S&P 500 index and 6% for the Russell 1000 Growth Index. We have believed for several years, and continue to feel, that selected financial services companies enjoy robust growth fundamentals, yet investors tend to look backwards and treat these stocks like the cyclical, interest-sensitive names they used to be. We believe that the banking, credit card, brokerage/asset management and insurance industries all have greater growth prospects than is generally acknowledged. In addition, earnings estimates have been rising, even in the face of the recent Fed Funds rate hike, and we feel confident that, for the better positioned companies, further rate increases would not lead to downward estimate revisions. In banking, our largest holding is Wells Fargo, and we also hold meaningful positions in Citicorp, BankAmerica and Chase. We own American Express, the dominant player in credit cards with a strong money management arm. In the brokerage/asset management area we own Merrill Lynch and Franklin Resources and in insurance our significant holdings include Aetna, CMAC, Ace Ltd., CNA Financial and Berkshire Hathaway (which owns 100% of Geico).

Our third largest holding at June 30 was United Technologies, a global multi-industry company with interests in jet engines (Pratt and Whitney), air conditioning (Carrier), elevators (Otis), automotive parts (UT Automotive) and helicopters (Sikorsky). Like our other multi-industry holdings--Allied Signal, Textron and ITT Industries--United Technologies provides some cyclical exposure to the Portfolio. But these companies are really "growth cyclicals" benefiting from increased international demand, rising profit margins due to restructuring and substantial free cash flow generation. We believe each of these companies is executing a GE-type transformation from cyclical to stable growth company. We expect United Technologies and Allied Signal to each grow in excess of 15% compounded over the next 3-5 years, with Textron growing about 15%. ITT is a cheaper, turnaround play but fundamentals are strong.

United Technologies is also appealing because its Pratt and Whitney division is benefiting from the strong upcycle in the commercial aircraft industry. The purest play in this, of course, is Boeing, which is also a major holding in the Portfolio. Boeing is expected to close on its merger with

----------24

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

McDonnell Douglas this summer. We hold a combined position of about 3% in Boeing and McDonnell Douglas. The new Boeing will be a unique and exciting cyclical growth story due to a confluence of positives:

- With Douglas Aircraft gone, Boeing will be the larger of two players in a global duopoly, perfectly positioned to benefit from rising demand for commercial aircraft.

- As one of the largest defense contractors, Boeing should be far less vulnerable to a weakening economy than before.

- It is very unlikely that Boeing will need to develop a new aircraft during this cycle, instead focusing on less costly derivatives of existing models. This should drive profit margins much higher.

- Earnings momentum should be very strong, with EPS growth of 40% projected in 1998, followed by close to 20% growth in 1999.

- The balance sheet is underleveraged, meaning the company may begin to repurchase shares by 1999.

After taking profits and downsizing our big tobacco bet in early 1997, we added to it again in the second quarter. Why? The tobacco stocks have once again drifted to huge P/E discounts to their true peer group of stocks--consumer products, food, beverage and drug stocks. The result is that the tobacco stocks appear to be in a "win-win" position, much like last year when they had sold off in the spring and again in the autumn on litigation fears. The current fear is that the recently proposed $368 billion global settlement will not make it through Congress without more pain being inflicted on the industry. Our view is that, as usual, the industry is in a much stronger position in this battle than what is portrayed in the media. We say this for the following reasons:

- Consumers have been warned for 30 years, and the product cannot be made illegal since it creates gigantic tax revenues and prohibition would lead to a black market. Combining income and excise taxes, Philip Morris is the largest taxpayer in America.

- Despite all the noise in the media, plaintiffs continue to have a very hard time battling the deep-pocketed cigarette industry. After winning a case last August, the plaintiffs lost the next two cases. The industry has never paid a dime to plaintiffs. Hence, while health advocates and other anti-tobacco activists scream about wanting the industry to feel more pain, the plaintiffs' bar and state attorneys general want the deal to go through.

We own two tobacco stocks, Philip Morris and Loews. Philip Morris is our second largest holding and together the two stocks account for about 9% of the Portfolio (based on net assets). Finally, and importantly, business is strong and we expect solid EPS growth in 1998 and beyond.

July 1997

                                                                   -------------

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                                   VALUE
   SHARES                                                          (000)
------------------------------------------------------------------------

COMMON STOCK (94.9%)
  CAPITAL GOODS--CONSTRUCTION (10.4%)
    AEROSPACE & DEFENSE (10.4%)
         900   Boeing Co........................................  $   48
         700   Gulfstream Aerospace Corp........................      21
      (a)700   Litton Industries, Inc...........................      34
         900   McDonnell Douglas Corp...........................      62
         900   Thiokol Corp.....................................      63
       2,200   United Technologies Corp.........................     182
                                                                  ------
  TOTAL CAPITAL GOODS--CONSTRUCTION.............................     410
                                                                  ------
  CONSUMER CYCLICAL (23.4%)
    AUTOMOTIVE (1.0%)
         500   Ford Motor Co....................................      19
      (a)500   O'Reilly Automotive, Inc.........................      19
                                                                  ------
                                                                      38
                                                                  ------
    BROADCAST--RADIO & TELEVISION (3.0%)
    (a)1,300   Clear Channel Communications, Inc................      80
      (a)400   Heftel Broadcasting Corp., Class A...............      22
         400   Time Warner, Inc.................................      19
                                                                  ------
                                                                     121
                                                                  ------
    ENTERTAINMENT & LEISURE (2.6%)
    (a)2,900   GTECH Holdings Corp..............................      94
         300   WMS Industries, Inc..............................       7
                                                                  ------
                                                                     101
                                                                  ------
    FOOD SERVICE (2.3%)
       1,700   Cracker Barrel Old Country Store, Inc............      45
         600   Einstein/Noah Bagel Corp.........................       7
         800   McDonald's Corp..................................      39
                                                                  ------
                                                                      91
                                                                  ------
    GAMING & LODGING (9.2%)
    (a)5,700   HFS, Inc.........................................     331
       2,000   International Game Technology....................      35
                                                                  ------
                                                                     366
                                                                  ------
    PUBLISHING (2.4%)
         200   Gannett Co., Inc.................................      20
    (a)6,300   K-III Communications Corp........................      75
                                                                  ------
                                                                      95
                                                                  ------
    RETAIL--FOOD (0.3%)
         400   Dominick's Supermarkets, Inc.....................      11
                                                                  ------
    RETAIL--GENERAL (2.6%)
       1,300   Home Depot, Inc..................................      90
      (a)500   Woolworth Corp...................................      12
                                                                  ------
                                                                     102
                                                                  ------
  TOTAL CONSUMER CYCLICAL.......................................     925
                                                                  ------
  CONSUMER STAPLES (13.0%)
    BEVERAGES (2.0%)
       3,400   Coca Cola Enterprises, Inc.......................      78
                                                                  ------
    CIGARETTES (6.6%)
       5,900   Philip Morris Cos., Inc..........................     262
                                                                  ------

                                                                   VALUE
   SHARES                                                          (000)
------------------------------------------------------------------------
    FOOD (1.1%)
         900   Campbell Soup Co.................................  $   45
                                                                  ------
    HOSPITAL SUPPLIES & SERVICES (3.3%)
         700   Aetna, Inc.......................................      71
         800   Becton Dickinson & Co............................      40
         500   Columbia/HCA Healthcare Corp.....................      20
                                                                  ------
                                                                     131
                                                                  ------
  TOTAL CONSUMER STAPLES........................................     516
                                                                  ------
  DIVERSIFIED (11.6%)
       1,100   Allied Signal, Inc...............................      92
        (a)2   Berkshire Hathaway, Inc., Class A................      94
         600   Hillenbrand Industries...........................      29
       1,700   ITT Industries, Inc..............................      44
         900   Loews Corp.......................................      90
       1,100   Textron, Inc.....................................      73
       2,000   Viad Corp........................................      39
                                                                  ------
  TOTAL DIVERSIFIED.............................................     461
                                                                  ------
  ENERGY (2.3%)
    COAL, GAS, & OIL (2.3%)
      (a)200   AES Corp.........................................      14
         300   Amoco Corp.......................................      26
         200   British Petroleum Co. plc ADR....................      15
      (a)300   Diamond Offshore Drilling, Inc...................      23
         100   Schlumberger, Ltd................................      13
                                                                  ------
  TOTAL ENERGY..................................................      91
                                                                  ------
  FINANCE (20.5%)
    BANKING (7.0%)
       1,000   BankAmerica Corp.................................      65
         400   Chase Manhattan Corp.............................      39
         400   Citicorp.........................................      48
         400   H.F. Ahmanson & Co...............................      17
         400   Wells Fargo & Co.................................     108
                                                                  ------
                                                                     277
                                                                  ------
    FINANCIAL SERVICES (5.8%)
         800   American Express Co..............................      60
         700   Charles Schwab Corp..............................      28
         100   CIGNA Corp.......................................      18
         500   Franklin Resources, Inc..........................      36
         700   Merrill Lynch & Co...............................      42
         200   Ocwen Financial Corp.............................       7
         300   Student Loan Marketing Association...............      38
                                                                  ------
                                                                     229
                                                                  ------
    INSURANCE (7.7%)
       1,000   Ace Ltd..........................................      74
       1,800   CMAC Investment Corp.............................      86
      (a)500   CNA Financial Corp...............................      53
         400   Equitable of Iowa Cos............................      22
         500   MGIC Investment Corp.............................      24
         200   Progressive Corp.................................      17
       1,200   USF&G Corp.......................................      29
                                                                  ------
                                                                     305
                                                                  ------
  TOTAL FINANCE.................................................     811
                                                                  ------

----------26
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                                   VALUE
   SHARES                                                          (000)
------------------------------------------------------------------------
  MATERIALS (1.0%)
    CHEMICALS (1.0%)
         300   E.I. DuPont de Nemours & Co......................  $   19
         500   Monsanto Co......................................      21
                                                                  ------
  TOTAL MATERIALS...............................................      40
                                                                  ------
  SERVICES (2.5%)
    PROFESSIONAL SERVICES (0.3%)
         400   Snyder Communications, Inc.......................      11
                                                                  ------
    TRANSPORTATION (2.2%)
      (a)500   AMR Corp.........................................      46
    (a)1,200   US Airways Group, Inc............................      42
                                                                  ------
                                                                      88
                                                                  ------
  TOTAL SERVICES................................................      99
                                                                  ------
  TECHNOLOGY (10.2%)
    COMPUTERS (1.6%)
      (a)300   Compaq Computer Corp.............................      30
      (a)200   Dell Computer Corp...............................      23
      (a)300   Seagate Technology, Inc..........................      11
                                                                  ------
                                                                      64
                                                                  ------
    ELECTRONICS (2.9%)
      (a)400   Applied Materials, Inc...........................      28
         200   Intel Corp.......................................      28
         400   Linear Technology Corp...........................      21
         300   Motorola, Inc....................................      23
         200   Texas Instruments, Inc...........................      17
                                                                  ------
                                                                     117
                                                                  ------
    OFFICE EQUIPMENT (2.2%)
         700   International Business Machines Corp.............      63
         300   Xerox Corp.......................................      24
                                                                  ------
                                                                      87
                                                                  ------
    SOFTWARE SERVICES (2.9%)
      (a)300   America Online, Inc..............................      17
      (a)500   Microsoft Corp...................................      63
      (a)400   Oracle Corp......................................      20
      (a)400   Sterling Commerce, Inc...........................      13
                                                                  ------
                                                                     113
                                                                  ------
    TELECOMMUNICATIONS (0.6%)
      (a)200   Globalstar Telecommunications Ltd................       6
      (a)200   Iridium World Communications Ltd.................       3
      (a)500   WorldCom, Inc....................................      16
                                                                  ------
                                                                      25
                                                                  ------
  TOTAL TECHNOLOGY..............................................     406
                                                                  ------
TOTAL COMMON STOCK (COST $3,388)................................   3,759
                                                                  ------

    FACE
   AMOUNT                                                          VALUE
   (000)                                                           (000)
------------------------------------------------------------------------

SHORT-TERM INVESTMENT (15.4%)
  REPURCHASE AGREEMENT (15.4%)
        $608   Chase Securities, Inc. 5.70%,dated 6/30/97, due
                 7/1/97, to be repurchased at $608,
                 collateralized by U.S. Treasury Notes, 5.625%,
                 due 2/15/06, valued at $620, (COST $608).......  $  608
                                                                  ------

TOTAL INVESTMENTS (110.3%) (COST $3,996*)...   4,367
                                              ------
OTHER ASSETS (2.1%)
  Dividends Receivable...............  $   3
  Receivable for Investments Sold....     27
  Due from Adviser...................     27
  Receivable for Portfolio Shares
   Sold..............................     26      83
                                       -----
LIABILITIES (-12.4%)
  Payable for Investments
   Purchased.........................   (415)
  Custodian Fees Payable.............    (36)
  Professional Fees Payable..........    (14)
  Bank Overdraft.....................     (6)
  Administrative Fees Payable........     (2)
  Other Liabilities..................    (18)   (491)
                                       -----  ------
NET ASSETS (100%)                             $3,959
                                              ------
                                              ------
NET ASSET VALUE, OFFERING AND
  REDEMPTION
  PRICE PER SHARE
Applicable to 343,470 outstanding $0.001 par
  value shares (authorized 500,000,000
  shares)...................................  $11.53
                                              ------
                                              ------

NET ASSETS CONSIST OF:
Paid in Capital.............................  $3,519
Undistributed Net Investment Income.........       9
Accumulated Net Realized Gain...............      60
Unrealized Appreciation on Investments......     371
                                              ------
NET ASSETS..................................  $3,959
                                              ------
                                              ------

---------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt

---------------

*At June 30, 1997, cost and unrealized appreciation (depreciation) for U.S.
 Federal income tax purposes of the investments of the Equity Growth Portfolio were:

                                                     NET
  COST      APPRECIATION     (DEPRECIATION)     APPRECIATION
  (000)         (000)             (000)             (000)
---------  ---------------  -----------------  ---------------
$   3,996     $     401         $     (30)        $     371

----------------------------------------------------------------

For the period ended June 30, 1997, purchases and sales of investment securities for the Equity Growth Portfolio, other than long-term U.S. Government securities and short-term investments, were $5,724,000 and $2,396,000, respectively.
----------------------------------------------------------------

                                                               -----------------
                                                                    27
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Resources                    2.5%
Consumer Durables                  5.2%
Consumer Services                  3.3%
Energy                            10.5%
Finance                           19.9%
Food, Tobacco & Other              4.4%
Health Care                        7.5%
Heavy
Industry/Transportation           17.1%
Retail                            10.2%
Technology                        14.1%
Utilities                          2.9%
Other                              2.4%

PERFORMANCE COMPARED TO THE S&P MIDCAP 400 INDEX(1)
------------------------------------
                                TOTAL RETURNS(2)
                                      YTD
                                ----------------
PORTFOLIO(3)..................         19.10%
INDEX.........................         13.03%

1. The S&P MidCap 400 Index is a value weighted index. The companies chosen for the Index generally have market values between $800 million and $3 billion, depending upon current equity market valuations, and represent a broad range of industry segments within the U.S. economy.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                PERCENT OF
SECURITY                          INDUSTRY      NET ASSETS
-----------------------------  --------------  -------------
Air Express International          Heavy
 Corp.                           Industry/
                               Transportation         2.2%
Franklin Resources, Inc.         Investment
                                 Companies            2.1%
Crane Co.                          Heavy
                                 Industry/
                               Transportation         1.5%
Miller (Herman), Inc.              Heavy
                                 Industry/
                               Transportation         1.5%
CVS Corp.                          Retail             1.5%

TOP FIVE SECTORS
                                  VALUE      PERCENT OF
INDUSTRY                          (000)      NET ASSETS
-----------------------------     -----     -------------
Finance                         $     979         19.9%
Heavy Industry/Transportation         843         17.1%
Technology                            695         14.1%
Energy                                513         10.5%
Retail                                504         10.2%

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Mid Cap Value Portfolio seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities of issuers with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index.

For the period from January 2, 1997 (commencement of operations) through June 30, 1997, the Portfolio had a total return of 19.10% as compared to 13.03% for the S&P MidCap 400 Index (the "Index").

The Portfolio invests in all economic sectors of the market, and our strategy of maintaining a well-diversified portfolio is intended to produce consistent and reliable results over time. Our investment approach combines quantitative and fundamental research, and is based on the premise that the prices of stocks move more frequently, and in greater magnitude, than do the fundamentals of the underlying companies. This discrepancy creates an opportunity for disciplined, value-oriented investors. Our value approach importantly includes quality and growth standards which are carefully designed to help avoid "value-traps", where cheap stocks sometimes remain cheap (or become cheaper) because the company is run by bad managers or is mired in a hopelessly difficult business environment. The end result should be a portfolio with below-market valuation and an overall growth rate as similar as possible to the Index.

Both sector and stock selection supported the Portfolio's outperformance. Particularly additive was the overweighting in financial services, a sector which outperformed, and our underweight in utilities, a sector which underperformed. Individual stocks which were additive to performance included Franklin Resources in the financials, Computer Products in technology, Crane, AccuStaff, and Air Express in heavy industry and transportation, and Noble Drilling in the energy sector.

----------28

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

At the start of the second quarter we reduced our weighting in financials following the Federal Reserve tightening. Subsequently, we reversed course and added to financials after news on inflation and economic growth was moderate, profitability was better than expected, and the strength of the dollar helped mitigate inflation pressures. Importantly, sustained labor productivity gains have reduced the effect of rising wages on profits and prices.

In addition to our overweighting in financials, we are also overweighted in the oil service and business service stocks. We are maintaining an underweighting in utilities and basic resources.

July 1997

                                                                   -------------

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                               VALUE
 SHARES                                                        (000)
--------------------------------------------------------------------

COMMON STOCKS (97.6%)
  BASIC RESOURCES (2.5%)
     400   H. B. Fuller Co..................................  $   22
     200   Oregon Steel Mills, Inc..........................       4
(a)1,100   Owens-Illinois, Inc..............................      34
   1,100   P.H. Glatfelter Co...............................      22
     200   Rohm & Haas Co...................................      18
  (a)800   Tetra Technologies, Inc..........................      20
                                                              ------
                                                                 120
                                                              ------
  CONSUMER DURABLES (5.2%)
     100   Armstrong World Industries, Inc..................       7
     400   Callaway Golf Co.................................      14
  (a)700   Champion Enterprises, Inc........................      11
     300   Ethan Allen Interiors, Inc.......................      17
  (a)700   Furniture Brands International, Inc..............      14
     500   Harley-Davidson, Inc.............................      24
  (a)900   Lear Corp........................................      40
     500   Mascotech, Inc...................................      10
     600   PACCAR, Inc......................................      28
     700   Premark International, Inc.......................      19
     600   Southdown, Inc...................................      26
  (a)500   Tower Automotive, Inc............................      21
  (a)700   USG Corp.........................................      26
                                                              ------
                                                                 257
                                                              ------
  CONSUMER SERVICES (3.3%)
     400   Hertz Corp., Class A.............................      14
     100   Jostens, Inc.....................................       3
   2,100   Journal Register Co..............................      42
  (a)500   MGM Grand, Inc...................................      18
     800   McClatchy Newspapers, Inc., Class A..............      24
     200   New York Times Co., Class A......................      10
  (a)500   Valassis Communications, Inc.....................      12
     100   Washington Post Co., Class B.....................      40
                                                              ------
                                                                 163
                                                              ------
  ENERGY (10.5%)
     700   Apache Corp......................................      23
  (a)900   BJ Services Co...................................      48
     500   Columbia Gas System, Inc.........................      33
  (a)400   Cooper Cameron Corp..............................      19
  (a)400   Diamond Offshore Drilling, Inc...................      31
     200   El Paso Natural Gas Co...........................      11
(a)1,200   ENSCO International, Inc.........................      63
  (a)700   Global Marine, Inc...............................      16
     400   National Fuel Gas Co.............................      17
     400   NICOR, Inc.......................................      14
(a)2,600   Noble Drilling Corp..............................      59
     400   ONEOK, Inc.......................................      13
     400   Pacific Enterprises..............................      13
  (a)600   Precision Drilling Corp..........................      29
  (a)800   Santa Fe International Corp......................      27
     400   Sun Co., Inc.....................................      12
     500   Transocean Offshore, Inc.........................      36
     800   Union Texas Petro Holdings, Inc..................      17
  (a)400   Varco International, Inc.........................      13

                                                               VALUE
 SHARES                                                        (000)
--------------------------------------------------------------------
     200   Vastar Resources, Inc............................  $    7
  (a)300   Weatherford Enterra, Inc.........................      12
                                                              ------
                                                                 513
                                                              ------
FINANCE (19.9%)
  BANKING (9.8%)
     200   AMBAC, Inc.......................................      15
     600   AmSouth Bancorp..................................      23
     400   Astoria Financial Corp...........................      19
     300   City National Corp...............................       7
     300   Collective Bancorp, Inc..........................      13
     800   Comerica, Inc....................................      54
     900   Community First Bankshares, Inc..................      34
     800   Cullen/Frost Bankers, Inc........................      34
     800   First Financial Corp. of Wisconsin...............      24
     450   First of America Bank Corp.......................      20
     300   FirstBank Puerto Rico............................       8
     300   MAF Bancorp, Inc.................................      13
     800   National Commerce Bancorp........................      18
   1,400   North Fork Bancorp, Inc..........................      30
     400   Northern Trust Corp..............................      19
     900   Southtrust Corp..................................      37
     600   Summit Bancorp...................................      30
     900   Union Planters Corp..............................      47
     200   UnionBanCal Corp.................................      14
     500   Wilmington Trust Corp............................      23
                                                              ------
                                                                 482
                                                              ------
  CREDIT & FINANCE (1.6%)
     700   Capital One Financial Corp.......................      26
     700   CMAC Investment Corp.............................      33
  (a)200   Healthcare Financial Partners, Inc...............       4
     100   Student Loan Marketing Association...............      13
                                                              ------
                                                                  76
                                                              ------
  INSURANCE (4.0%)
     100   Chartwell Re Corp................................       3
     500   Everest Reinsurance Holdings, Inc................      20
     400   Hartford Life, Inc., Class A.....................      15
     500   Mercury General Corp.............................      36
   1,300   Nationwide Financial Services, Inc., Class A.....      35
     400   Progressive Corp.................................      35
   1,100   Reliance Group Holdings, Inc.....................      13
     300   Torchmark Corp...................................      21
     700   Western National Corp............................      19
                                                              ------
                                                                 197
                                                              ------
  INVESTMENT RELATED COMPANIES (2.9%)
     600   Bear Stearns Co., Inc............................      21
   1,400   Franklin Resources, Inc..........................     102
     300   Paine Webber Group, Inc..........................      11
     400   United Asset Management Corp.....................      11
                                                              ------
                                                                 145
                                                              ------
  REAL ESTATE INVESTMENT TRUSTS (1.6%)
   2,300   CarrAmerica Realty Corp. REIT....................      66
     500   Kilroy Realty Corp. REIT.........................      13
                                                              ------
                                                                  79
                                                              ------
TOTAL FINANCE...............................................     979
                                                              ------

----------30
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                               VALUE
 SHARES                                                        (000)
--------------------------------------------------------------------
  FOOD, TOBACCO & OTHER (4.4%)
     400   Consolidated Cigar Holdings, Inc.................  $   11
     800   Dean Foods Co....................................      32
     800   Dimon, Inc.......................................      21
     200   Interstate Bakeries Corp.........................      12
     300   Lancaster Colony Corp............................      14
   1,100   Schweitzer-Mauduit International, Inc............      41
   1,300   Tyson Foods, Inc., Class A.......................      25
   1,700   Universal Corp. VA...............................      54
     100   Universal Foods Corp.............................       4
                                                              ------
                                                                 214
                                                              ------

  HEALTH CARE (7.5%)
  (a)500   Biogen, Inc......................................      17
  (a)600   Coherent, Inc....................................      27
(a)1,100   FPA Medical Management, Inc......................      26
  (a)400   Health Care and Retirement Corp..................      13
(a)2,500   Healthdyne Technologies, Inc.....................      43
  (a)500   Marquette Medical Systems, Class A...............      11
(a)1,900   Nellcor Puritan Bennett, Inc.....................      35
  (a)600   Personnel Group of America, Inc..................      17
  (a)200   Rotech Medical Corp..............................       4
   3,300   Sullivan Dental Products, Inc....................      60
  (a)800   Universal Health Services, Inc., Class B.........      31
  (a)500   Vencor, Inc......................................      21
  (a)200   Watson Pharmaceuticals, Inc......................       8
(a)1,000   Wellpoint Health Networks, Inc...................      46
     600   Xomed Surgical Products, Inc.....................      12
                                                              ------
                                                                 371
                                                              ------

  HEAVY INDUSTRY/TRANSPORTATION (17.1%)
(a)2,400   AccuStaff, Inc...................................      57
     400   Agco Corp........................................      14
   2,700   Air Express International Corp...................     107
   1,600   Arnold Industries, Inc...........................      27
(a)1,000   Aviation Sales Co................................      24
(a)1,700   CDI Corp.........................................      71
  (a)300   Coltec Industries, Inc...........................       6
   1,800   Crane Co.........................................      75
   1,200   Danka Business Systems plc ADR...................      49
     500   DONCASTERS plc ADR...............................      12
     800   Expeditors International of Washington, Inc......      23
     400   Halter Marine Group, Inc.........................      10
  (a)600   Hirsch International Corp., Class A..............      13
     100   Ingersoll Rand Co................................       6
  (a)500   Interim Services, Inc............................      22
   1,300   JLG Industries, Inc..............................      18
     400   Kaydon Corp......................................      20
  (a)750   Midwest Express Holdings, Inc....................      20
   2,000   Miller (Herman), Inc.............................      72
(a)2,200   OMI Corp.........................................      21
(a)1,400   Offshore Logistics, Inc..........................      26
     700   Precision Castparts Corp.........................      42
                                                               VALUE
 SHARES                                                        (000)
--------------------------------------------------------------------
  (a)400   SPS Technologies, Inc............................  $   28
     300   Thiokol Corp.....................................      21
     600   Triumph Group, Inc...............................      19
  (a)400   Tuboscope Vetco International Corp...............       8
  (a)700   USA Waste Services, Inc..........................      27
     100   York International Corp..........................       5
                                                              ------
                                                                 843
                                                              ------
  RETAIL (10.2%)
     300   American Stores Co...............................      15
  (a)700   Boston Chicken, Inc..............................      10
     400   Brylane, Inc.....................................      15
   1,400   CVS Corp.........................................      72
  (a)700   Designer Holdings Ltd............................       7
   1,500   Duty Free International, Inc.....................      28
  (a)300   Fred Meyer, Inc..................................      15
  (a)500   Fruit of the Loom, Inc., Class A.................      16
   1,200   Hughes Supply, Inc...............................      48
(a)1,000   Office Depot, Inc................................      19
   1,100   Pier 1 Imports, Inc..............................      29
  (a)500   Polo Ralph Lauren Corp...........................      14
   2,100   ProSource, Inc...................................      15
   1,300   Richfood Holdings, Inc...........................      34
   1,400   Ross Stores, Inc.................................      46
   2,000   TJX Companies, Inc...............................      53
     800   V.F. Corp........................................      68
                                                              ------
                                                                 504
                                                              ------
  TECHNOLOGY (14.1%)
  (a)600   ADC Telecommunications, Inc......................      20
     800   Adobe Systems, Inc...............................      28
  (a)700   Altera Corp......................................      35
  (a)200   BMC Software, Inc................................      11
(a)1,000   Cadence Design Systems, Inc......................      34
  (a)500   Ceridian Corp....................................      21
(a)1,000   Computer Products, Inc...........................      25
  (a)300   ESS Technology, Inc..............................       4
  (a)500   FactSet Research Systems, Inc....................      12
(a)1,000   Fiserv, Inc......................................      45
(a)1,200   Gateway 2000, Inc................................      39
   1,000   General Cable Corp...............................      26
(a)1,600   HMT Technology Corp..............................      21
  (a)800   Inacom Corp......................................      25
  (a)800   Intevac, Inc.....................................      10
(a)1,700   Overland Data, Inc...............................       9
  (a)600   Parametric Technology Corp.......................      26
   1,200   Penn Engineering & Manufacturing Corp............      24
  (a)600   SCI Systems, Inc.................................      38
  (a)600   Seagate Technology...............................      21
  (a)300   Solectron Corp...................................      21
(a)1,200   Symantec Corp....................................      23
  (a)800   Tech Data Corp...................................      25
     800   Technology Modeling Association, Inc.............      11
     600   Tektronix, Inc...................................      36
  (a)900   Teradyne, Inc....................................      35
  (a)600   USCS International, Inc..........................      20
  (a)400   Vishay Intertechnology, Inc......................      12
(a)1,200   Western Digital Corp.............................      38
                                                              ------
                                                                 695
                                                              ------

                                                               -----------------
                                                                    31
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                               VALUE
 SHARES                                                        (000)
--------------------------------------------------------------------
  UTILITIES (2.9%)
     900   Black Hills Corp.................................  $   26
   1,200   IPALCO Enterprises, Inc..........................      37
     900   LG&E Energy Corp.................................      20
     500   Nevada Power Co..................................      11
  (a)700   Nextel Communications, Inc., Class A.............      13
     300   Pinnacle West Capital Corp.......................       9
     400   Public Service Co. of Colorado...................      16
     700   St. Joseph Light & Power Co......................      11
                                                              ------
                                                                 143
                                                              ------
TOTAL COMMON STOCK (COST $4,229)............................   4,802
                                                              ------

  FACE
 AMOUNT
 (000)
--------

SHORT-TERM INVESTMENT (4.8%)
  REPURCHASE AGREEMENT (4.8%)
    $238   Chase Securities, Inc. 5.70%, dated 6/30/97, due
             7/1/97, to be repurchased at $238,
             collateralized by U.S. Treasury Notes, 5.625%,
             due 2/15/06, valued at $245 (COST $238)........     238
                                                              ------
TOTAL INVESTMENTS (102.4%) (COST $4,467*)...................   5,040
                                                              ------

OTHER ASSETS (1.7%)
  Receivable for Investments Sold..................  $   60
  Receivable for Portfolio Shares Sold.............      15
  Due from Adviser.................................       6
  Dividends Receivable.............................       3       84
                                                     ------
LIABILITIES (-4.1%)
  Payable for Investments Purchased................    (131)
  Bank Overdraft...................................     (45)
  Custodian Fees Payable...........................     (11)
  Professional Fees Payable........................      (9)
  Administrative Fees Payable......................      (1)
  Other Liabilities................................      (5)    (202)
                                                     ------   -------
NET ASSETS (100%)..........................................   $4,922
                                                              -------
                                                              -------

                                                               AMOUNT
                                                                (000)
---------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 413,203 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..........................   $11.91
                                                              -------
                                                              -------
NET ASSETS CONSIST OF:
Paid in Capital............................................   $4,231
Undistributed Net Investment Income........................        8
Accumulated Net Realized Gain..............................      110
Unrealized Appreciation on Investments.....................      573
                                                              -------
NET ASSETS.................................................   $4,922
                                                              -------
                                                              -------

---------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt
REIT  --  Real Estate Investment Trust

---------------
*At June 30, 1997, cost and unrealized appreciation (depreciation) for U.S.
 Federal income tax purposes of the investments of the Mid Cap Value Portfolio were:

                                                     NET
  COST      APPRECIATION     (DEPRECIATION)     APPRECIATION
  (000)         (000)             (000)             (000)
---------  ---------------  -----------------  ---------------
$   4,467     $     642         $     (69)        $     573

----------------------------------------------------------------

For the period ended June 30, 1997, purchases and sales of investment securities for the Mid Cap Value Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $6,523,000 and $2,403,000 respectively.
----------------------------------------------------------------

----------32
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Apartment                 20.6%
Healthcare                 9.7%
Land                       2.2%
Lodging/Leisure           12.2%
Manufactured Home          6.8%
Office and
Industrial                21.4%
Retail                    14.9%
Self Storage               1.1%
Other                     11.1%

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)
------------------------------------

                                TOTAL RETURNS(2)
                                       YTD
                                -----------------
PORTFOLIO(3)..................          3.70%
INDEX.........................          4.75%

1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System (including dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on March 3, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                 PERCENT OF
SECURITY                       INDUSTRY          NET ASSETS
------------------------  -------------------  ---------------
Chateau Properties, Inc.
 REIT                      Manufactured Home           5.0%
American General
 Hospitality Corp. REIT     Lodging/Leisure            4.6%
Nationwide Health
 Properties, Inc. REIT        Healthcare               4.0%
Essex Property Trust,
 Inc. REIT                     Apartment               3.7%
Urban Shopping Centers,
 Inc. REIT                      Retail                 3.4%

TOP FIVE SECTORS
                             VALUE     PERCENT OF
INDUSTRY                     (000)     NET ASSETS
-------------------------  ---------  -------------
Office and Industrial      $   1,287        21.4%
Apartment                      1,243        20.6%
Retail                           899        14.9%
Lodging/Leisure                  737        12.2%
Healthcare                       583         9.7%

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of U.S. and non U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITs").

For the period from March 3, 1997 (commencement of operations) through June 30, 1997, the Portfolio had a total return of 3.70% as compared to 4.75% for the National Association of Real Estate Investment Trust (NAREIT) Equity Index (the "Index").

Valuations in the REIT market have gone through some interesting gyrations during 1997. The Morgan Stanley REIT Index ("RMS") which measures the performance of REITs on a continuous basis -- as opposed to the Index which measures performance on a month-end basis -- climbed to a high on March 12. RMS proceeded to hit its low on April 25 following a decline throughout the month. This represented a decline of more than 8.5% from its mid-March peak. Since that low, RMS has proceeded straight up, gaining 9.9% and achieving new highs through June 30.

The decline in the early part of the second quarter resulted from a combination of the correction in the broad equity market as well as a significant amount of new equity issuance. We did not expect to see strong appreciation until this supply was absorbed. In fact, in the face of declining valuations in the period from mid-March through April, REITs continued to raise capital and raised in excess of $3.5 billion of equity in 25 separate offerings.

Some observers were disappointed to see the REIT market fall along with the broad equity market in March and April. Our reaction is that REITs have not lost their defensive characteristics. However, REIT stocks can only retain their defensive characteristics if their stock prices reflect the underlying value of their real estate. In the fourth quarter of last year, a number of stocks, particularly some of the larger cap names, had traded to levels that were at quite significant

                                                                   -------------

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

premiums to their underlying asset values. These were the stocks that were most penalized during the correction. We continue to believe that REITs should be viewed as a separate asset class, distinct from stocks and bonds, providing diversification within a portfolio. Clearly there is some correlation to other financial assets but as demonstrated by on-going analysis provided by NAREIT the correlation continues to wane. This research affirms our basic theory that real estate stocks will move based on underlying real estate value.

As suggested above, new equity issuance in the REIT market continues at a torrid pace. Through June 30, REITs had raised almost $10 billion in new equity. This continues a theme of more real estate moving into the control of the public markets. With a private institutional real estate market of approximately $1 trillion and equity capitalization at $110 billion, REITs continue to capture a bigger share of the pie. We see continued equity issuance by existing REITs as proceeds have primarily been used to pay for the acquisition of individual properties, portfolios of properties and entire companies. One wildcard in the growth potential of the assets held by public companies is the exchange of property for shares by the institutional owners of real estate. In the second quarter we saw a beginning of this trend as Meridian Industrial Trust entered into transactions providing both an insurance company and a corporate pension fund with shares in exchange for industrial properties.

After a dearth of initial public offerings over the course of the last two years, there were 8 IPOs in the first two quarters raising in excess of $2 billion (this does not include two IPOs concluded immediately after the end of June). The majority of capital raised was for office companies. We expect to see a continuance of these IPOs as a result of the arbitrage between the private and public real estate markets. The sectors that will feature the most new issuance will be those in which it is not hard to assemble a meaningful collection of assets combined with public market valuations that provide premium pricing.

It is interesting to note that once again sector bets on the office and hotel sectors contributed to excess performance, despite prognosticators claiming that after 1996 REITs had moved to a stock picker's game. We have been surprised by the continued strength in the strip center and regional mall segments of retail and have continued to underweight the retail sector.

                                                                          TOTAL
                                                                       PERFORMANCE
                                                                       YEAR TO DATE
SECTOR                                                                     1997
-------------------------------------------------------------------  ----------------
Apartments.........................................................        6.2%
Manufactured Homes.................................................        3.6%
Strip Centers......................................................        7.5%
Regional Malls.....................................................        7.6%
Outlet Centers.....................................................       -4.2%
Industrial.........................................................        1.7%
Office.............................................................        5.4%
Self Storage.......................................................       -1.2%
Triple Net Lease...................................................        3.4%
Hotel..............................................................       11.8%
Healthcare.........................................................        2.7%
Overall............................................................        5.7%

From the perspective of the Portfolio, approximately 65% of the outperformance was as a result of stock selection and the remainder was from sector allocation. The largest contributions from a sector allocation perspective were: overweighting of hotels, underweighting of self storage, and underweighting of outlet centers. As we have discussed previously, real estate cycles in the physical property markets tend to last a long time, however, valuations in the public markets continue to fluctuate and as a result we had some modest movements in the Portfolio. The most significant top-down adjustments were increasing the weighting in the multifamily sector since valuations were

----------34

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

beaten down, and decreasing the weighting in the office and industrial sectors as we took profits on some office stocks and reduced industrial positions due to stock valuations continuing to move far above underlying value.

The following chart provides a summary of the largest contributors to the performance of the Portfolio both from a top-down and bottom-up perspective, along with the rationales for the positions.

FUND POSITION                             SECTOR                   RATIONALE
----------------------------------------  -----------------------------------------------------------------
BOTTOM-UP
Essex Properties                          Apartments               Attractive Pacific markets
Chateau Communities                       Manufactured Home        Favorable risk-return
Urban Shopping Centers                    Regional Malls           High-end retail continues to improve
Pacific Gulf Properties                   Industrial               Small cap with Pacific-focus
Meridian Industrial Properties            Industrial               Small cap growth story
Extended Stay of America                  Hotels                   Momentum investors exit

TOP-DOWN
Overweighting                             Hotels                   Lack of new supply at upper-end
Underweighting                            Self storage             Public market premiums excessive
Underweighting                            Outlet centers           Sector continues to worsen

July 1997

                                                                   -------------

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------

COMMON STOCKS (88.6%)
  APARTMENT (20.6%)
        600   Amli Residential Properties Trust REIT...........  $    14
      3,400   Associated Estates Realty Corp. REIT.............       80
      5,500   Avalon Properties, Inc. REIT.....................      158
      5,000   Bay Apartment Communities, Inc. REIT.............      185
        500   Columbus Realty Trust REIT.......................       11
      6,900   Essex Property Trust, Inc. REIT..................      222
      3,800   Gables Residential Trust REIT....................       96
      5,000   Merry Land & Investment Co., Inc. REIT...........      108
      4,600   Oasis Residential, Inc. REIT.....................      108
      4,800   Security Capital Atlantic, Inc. REIT.............      115
        700   Summit Properties, Inc. REIT.....................       14
     12,007   Wellsford Real Properties, Inc...................      132
                                                                 -------
                                                                   1,243
                                                                 -------
  HEALTHCARE (9.7%)
   (a)1,900   Alexandria Real Estate Equities, Inc. REIT.......       42
   (a)3,900   Assisted Living Concepts, Inc....................       43
      1,800   Health Care Property Investors, Inc. REIT........       63
     11,000   Nationwide Health Properties, Inc. REIT..........      242
      5,900   Omega Healthcare Investors, Inc. REIT............      193
                                                                 -------
                                                                     583
                                                                 -------
  LAND (1.9%)
  (a)10,948   Atlantic Gulf Communities Corp...................       70
   (a)2,500   Catellus Development Corp........................       45
                                                                 -------
                                                                     115
                                                                 -------
  LODGING/LEISURE (12.2%)
     11,300   American General Hospitality Corp. REIT..........      280
   (a)1,300   Bristol Hotel Co.................................       50
   (a)6,600   Extended Stay America, Inc.......................      104
   (a)6,200   Host Marriott Corp...............................      110
   (a)3,800   Servico, Inc.....................................       56
      3,200   Starwood Lodging Trust REIT......................      137
                                                                 -------
                                                                     737
                                                                 -------
  MANUFACTURED HOME (6.8%)
     10,600   Chateau Communities, Inc. REIT...................      304
      4,600   Manufactured Home Communities, Inc. REIT.........      106
                                                                 -------
                                                                     410
                                                                 -------
  OFFICE AND INDUSTRIAL (21.4%)
    INDUSTRIAL (3.2%)
      2,200   Meridian Industrial Trust, Inc. REIT.............       52
      6,300   Pacific Gulf Properties, Inc. REIT...............      138
                                                                 -------
                                                                     190
                                                                 -------
    OFFICE (16.8%)
      5,500   Arden Realty Group, Inc..........................      143
      3,700   Beacon Properties Corp. REIT.....................      124
      9,900   Brandywine Realty Trust REIT.....................      200
   (a)4,600   Brookfield Properties (Installment Receipts-
                second installment: CAD6.50/Shr due on
                2/13/98).......................................       32

                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------

      4,200   CarrAmerica Realty Corp. REIT....................  $   121
      2,600   Cornerstone Properties, Inc. REIT................       40
      6,200   Great Lakes, Inc. REIT...........................      102
      1,700   Kilroy Realty Corp. REIT.........................       43
      2,700   Koger Equity, Inc. REIT..........................       49
      7,400   Trizec Hahn Corp. REIT...........................      158
                                                                 -------
                                                                   1,012
                                                                 -------
    OFFICE AND INDUSTRIAL (1.4%)
   (a)1,600   Boston Properties, Inc. REIT.....................       44
      1,600   Prentiss Properties Trust REIT...................       41
                                                                 -------
                                                                      85
                                                                 -------
  TOTAL OFFICE AND INDUSTRIAL..................................    1,287
                                                                 -------
  RETAIL (14.9%)
    REGIONAL MALL (10.2%)
     11,300   First Union Real Estate REIT.....................      160
      7,800   Tauban Centers, Inc. REIT........................      103
      6,500   Urban Shopping Centers, Inc. REIT................      207
   (a)8,400   Westfield America, Inc. REIT.....................      142
                                                                 -------
                                                                     612
                                                                 -------
    SHOPPING CENTER (1.7%)
      1,500   Federal Realty Investment Trust REIT.............       40
        800   IRT Property Co. REIT............................        9
        300   Price, Inc. REIT.................................       11
        100   Ramco-Gershenson Properties Trust REIT...........        2
      3,000   Western Investment Real Estate Trust REIT........       42
                                                                 -------
                                                                     104
                                                                 -------
    STRIP CENTER (3.0%)
      2,700   Alexander Haagen Properties, Inc. REIT...........       44
     10,100   Burnham Pacific Property Trust REIT..............      139
                                                                 -------
                                                                     183
                                                                 -------
  TOTAL RETAIL.................................................      899
                                                                 -------
  SELF STORAGE (1.1%)
      2,300   Shurgard Storage Centers, Inc., Series A, REIT...       65
                                                                 -------
TOTAL COMMON STOCKS (COST $5,135)..............................    5,339
                                                                 -------
PREFERRED STOCK (0.3%)
  LAND (0.3%)
 (a,d)2,003   Atlantic Gulf Communities Corp. (COST $20).......       20
                                                                 -------

  NO. OF
 WARRANTS
-----------

WARRANTS (0.0%)
  LAND (0.0%)
 (a,d)1,878   Atlantic Gulf Communities, Class A...............       --
 (a,d)1,878   Atlantic Gulf Communities, Class B...............       --
 (a,d)1,878   Atlantic Gulf Communities, Class C...............       --
                                                                 -------
TOTAL WARRANTS (COST $0).......................................       --
                                                                 -------

----------36
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1997
                                  (UNAUDITED)

   FACE
  AMOUNT                                                           VALUE
   (000)                                                           (000)
------------------------------------------------------------------------

SHORT-TERM INVESTMENT (7.6%)
 REPURCHASE AGREEMENT (7.6%)
       $458   Chase Securities, Inc. 5.70%, dated 6/30/97, due
                7/1/97, to be repurchased at $458,
                collateralized by U.S. Treasury Notes, 5.625%,
                due 2/15/06, valued at $466 (COST $458)........  $   458
                                                                 -------
TOTAL INVESTMENTS (96.5%) (COST $5,613*).......................    5,817
                                                                 -------

OTHER ASSETS (4.8%)
  Cash..................................................  $  22
  Receivable for Investments Sold.......................    219
  Dividends Receivable..................................     27
  Due from Adviser......................................     22
  Receivable for Portfolio Shares Sold..................      1      291
                                                          -----
LIABILITIES (-1.3%)
  Payable for Investments Purchased.....................    (35)
  Custodian Fees Payable................................    (21)
  Professional Fees Payable.............................     (9)
  Administrative Fees Payable...........................     (2)
  Other Liabilities.....................................    (16)     (83)
                                                          -----  -------
NET ASSETS (100%).......................................         $ 6,025
                                                                 -------
                                                                 -------

                                                                 AMOUNT
                                                                  (000)
----------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 580,767 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)..............................  $ 10.37
                                                                 -------
                                                                 -------
NET ASSETS CONSIST OF:
Paid in Capital................................................  $ 5,799
Undistributed Net Investment Income............................       59
Accumulated Net Realized Loss..................................      (37)
Unrealized Appreciation on Investments.........................      204
                                                                 -------
NET ASSETS.....................................................  $ 6,025
                                                                 -------
                                                                 -------

---------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- see Note A-1 to financial statements.
CAD   --  Canadian Dollar
REIT  --  Real Estate Investment Trust

---------------
*At June 30, 1997, cost and unrealized appreciation (depreciation) for U.S.
 Federal income tax purposes of the investments of the U.S. Real Estate Portfolio were:

  COST      APPRECIATION     (DEPRECIATION)    NET APPRECIATION
  (000)         (000)             (000)              (000)
---------  ---------------  -----------------  -----------------
$   5,613     $     277         $     (73)         $     204

----------------------------------------------------------------

For the period ended June 30, 1997, purchases and sales of investment securities for the U.S. Real Estate Portfolio, other than long-term U.S. Government securities and short-term investments, were $7,269,000 and $2,044,000 respectively.
----------------------------------------------------------------

                                                               -----------------
                                                                    37
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Basic Resources                    4.5%
Consumer Durables                  8.4%
Consumer Services                  0.3%
Energy                             7.8%
Financial Services                16.0%
Food, Tobacco & Other              4.9%
Health Care                        5.5%
Heavy
Industry/Transportation           19.9%
Retail                             4.9%
Technology                         6.6%
Utilities                          2.4%
Other                             18.8%

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
------------------------------------
                                TOTAL RETURNS(2)
                                      YTD
                                ----------------
PORTFOLIO(3)..................         15.50%
INDEX.........................         20.61%

1. The S&P 500 Index is an unmanaged index of common stocks.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                 PERCENT OF
SECURITY                          INDUSTRY       NET ASSETS
-----------------------------  --------------  ---------------
Cummins Engine Co., Inc.           Heavy
                                 Industry/
                               Transportation          3.5%
Ford Motor Co.                    Consumer
                                  Durables             2.4%
Case Corp.                         Heavy
                                 Industry/
                               Transportation          2.4%
International Business
 Machines Corp.                  Technology            2.2%
Philip Morris Cos., Inc.       Food, Tobacco
                                  & Other              2.1%

TOP FIVE SECTORS
                                VALUE     PERCENT OF
INDUSTRY                        (000)     NET ASSETS
----------------------------  ---------  -------------
Heavy
 Industry/Transportation      $   1,047        19.9%
Financial Services                  842        16.0%
Consumer Durables                   441         8.4%
Energy                              409         7.8%
Technology                          346         6.6%

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of common stocks and other equity securities that are deemed by Miller Anderson & Sherrerd, LLP to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

For the period from January 2, 1997 (commencement of operations) through June 30, 1997, the Portfolio had a total return of 15.50% as compared to 20.61% for the S&P 500 Index (the "Index").

The Value Portfolio had a total return of 14.02% during the second quarter versus a total return of 17.46% for the Index. The Portfolio's significant cash position of 11% resulted in about 200 of the Portfolio's 300 basis point underperformance. The cash in the Portfolio at 11% is high relative to our historical levels, but is solidly in the middle of its projected range of 0-20%. As current equity valuations are at or above modern historical high levels, and also as a result of our "buy the dips" philosophy, the relentless march upward in stock prices has thinned out our buy candidate list quite considerably. We will need a market pullback in general, or some significant underperformance of specific sectors, to comfortably put our current cash back into the equity market. Stock selection contributed the balance of the performance shortfall against the Index. Relatively poor individual stock performance in health care, energy, and the food and tobacco sectors could not overcome favorable performance in heavy industry, retail, and the consumer durable sectors. Our worst performing holdings included Seagate Technology, Mallinckrodt, IBP, Maxicare, Amoco, and Harnischfeger. Our holdings in Ford, Goodyear, Cummins, Aeroquip-Vickers, and VF Corp. contributed positively to our relative performance. Sector selection, always a result of our formal low price/earnings buy process, had no material impact on relative performance.

----------38

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

The total return of 17.5% for the S&P 500 in the second quarter was exceptionally strong and atypical of such a late phase in a bull market cycle. As in the first quarter, larger growth-oriented companies tended to outperform smaller companies which exhibited greater economic or interest-rate sensitivity. Three of the top four performing sectors of the S&P 500 included health care, technology, and beverage and personal care. Because of our valuation discipline, we maintain significant underweightings in these three sectors. Our low price/earnings commitment has concentrated the Portfolio in many economic and interest sensitive sectors such as heavy industry, consumer durables, and financial services. Our discipline also mandates significant positions in the smaller part of the large cap marketplace. As a result, at the end of the second quarter the Portfolio had 46% of its holdings in the $1-5 billion market cap range versus only a 9% exposure in this area for the S&P 500. During the quarter, the stocks in the Index in that market cap range returned 13.4% against nearly 18% for market caps greater than $5 billion. It is important to note, however, that while our market cap may be smaller than the S&P 500, we do not necessarily own small companies. The weighted average REVENUES of the stocks in our Portfolio were $19.4 billion against $24.2 billion for the Index. During the later stages of a bull market investors typically pay higher valuations for large capitalizations in order to accommodate their desire for liquidity. In essence they pay higher prices because they fear the overvalued nature of the equity market. This keeps the market under accumulation and stock prices upwardly biased. Our discipline will not allow us to participate in such activities, and we believe this sense of security in big cap stocks will quickly evaporate in a correction or bear market.

There were no significant changes in the Portfolio's sector allocation during the second quarter. Consumer durables holdings increased a bit as we initiated new positions in Owens Corning and Dana. We also increased our exposure to health care and consumer durables with new positions in Columbia HCA and Tupperware. We continued to trim our exposure in the technology sector as we eliminated Stratus Computer and reduced positions in Compaq and Tektronix. Our utility holdings came down as we sold our long distance telephone positions and some underperforming electric utility stocks. And, finally, we reduced our financial services exposure as we involuntarily parted with Great Western, Standard Federal Bank, and part of our Providian position through takeovers. Despite these minor sector adjustments, however, our major commitments have remained fairly constant for the first half of the year. Industrial franchise businesses such as Case, Cummins Engine, Caterpillar, Harnischfeger, and Aeroquip-Vickers represent our largest overweighting. This is followed by a healthy commitment to consumer durables including Ford, General Motors, Dana, Goodyear Tire and Owens Corning. Financial services represents our third largest overweighting with considerable holdings in Chase Manhattan, Citicorp, Everest Reinsurance, Reliastar, and Capital One Financial. Our valuation discipline precludes exposure to the growth sectors of the market such as drugs, foods, beverages, personal care, and technology companies, and therefore we have significant underweightings in these sectors. Also, we maintain a large underweighting in the utility sector. Telephone stocks are too expensive for our discipline and electric utilities face severe fundamental changes in their marketplace. We are market weighted in three sectors: retail, raw materials, and energy. We have individual holdings we like in each sector, but the valuations are such that large overweightings are simply not possible at this time.

The value strategy produces actively managed Portfolios that focus on securities that the marketplace values below their actual worth or potential. To identify such issues, we combine quantitative and fundamental methodologies to limit our universe and then to examine candidates for purchase. Fundamental research comprises both sector and company-specific analysis.

Our investment approach produces well-diversified, generally large-cap, value-oriented equity Portfolios that typically offer market-like profitability and growth characteristics at below-market price multiples. Historically, our Portfolio's overall P/E has averaged approximately 40% lower than that of the S&P 500, while its growth statistics have typically been comparable to those of the benchmark. This reflects our goal of identifying and purchasing companies with reasonable business prospects that are selling at significant discounts.

Our goal is to achieve an above-average long-term total return with an emphasis on delivering CONSISTENT performance not typically associated with value-oriented investment strategies. Because

                                                                   -------------
                                                                    39

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

of our long-term focus, we do not attempt to time the market or respond frenetically to frequent and sudden changes in market psychology. In our view, consistency is preferable to occasional spectacular performance, in terms of both achieving longer-term investment success and assuring client comfort.

We view a low price/earnings ratio as the single best indicator of attractive equity valuation. We believe that we can achieve above-average long-term results by investing in average companies that sell at discounted P/E valuations and holding them until these valuations return to normal levels. To identify such companies, we combine disciplined low-P/E quantitative evaluation with careful fundamental analysis.

The U.S. economy during the first half of 1997 was exceptionally strong. Yet, comprised of remarkably different first and second quarters, the economy's true direction remains enigmatic. Inflation has remained low and that it will continue to remain low is a key given according to two emerging schools... one that believes growth is slowing materially and the other which holds that strong growth can and will persist without a pick-up in inflation.

In the short run, neither view in our opinion will be vindicated by forthcoming data which will remain inconclusive. What may become clearer is price behavior which we believe remains the critical variable. Service sector prices deserve close scrutiny and are increasing perceptibly, despite benign overall price indices.

July 1997

----------40

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                               VALUE
 SHARES                                                        (000)
--------------------------------------------------------------------

COMMON STOCKS (81.2%)
  BASIC RESOURCES (4.5%)
   1,000   Cabot Oil & Gas Corp., Class A...................  $   29
     300   Dow Chemical Co..................................      26
     700   E.I. DuPont de Nemours & Co......................      44
   1,400   Great Lakes Chemical Corp........................      73
     500   Rohm & Haas Co...................................      45
     700   Westvaco Corp....................................      22
                                                              ------
                                                                 239
                                                              ------
  CONSUMER DURABLES (8.4%)
     900   Dana Corp........................................      34
   3,400   Ford Motor Co....................................     128
   1,300   General Motors Corp..............................      73
   1,600   Goodyear Tire & Rubber Co........................     101
   1,100   Owens Corning....................................      47
     800   Premark International, Inc.......................      21
   1,000   Tupperware Corp..................................      37
                                                              ------
                                                                 441
                                                              ------
  CONSUMER SERVICES (0.3%)
     600   Standard Register Co.............................      18
                                                              ------
  ENERGY (7.8%)
     600   Amoco Corp.......................................      52
     700   Atlantic Richfield Co............................      49
     700   British Petroleum plc ADR........................      53
     600   El Paso Natural Gas Co...........................      33
     500   IMC Global, Inc..................................      18
   1,300   MAPCO, Inc.......................................      41
     800   Phillips Petroleum Co............................      35
   1,100   Repsol SA ADR....................................      47
     900   Ultramar Diamond Shamrock Corp...................      29
   1,700   YPF SA ADR.......................................      52
                                                              ------
                                                                 409
                                                              ------
  FINANCIAL SERVICES (16.0%)
    BANKING (6.4%)
   1,000   Bank of New York Co..............................      44
     700   Chase Manhattan Corp.............................      68
     400   Citicorp.........................................      48
     500   Crestar Financial Corp...........................      19
     100   First Chicago NBD Corp...........................       6
     400   First Union Corp.................................      37
     900   Mellon Bank Corp.................................      41
     400   Republic New York Corp...........................      43
     900   Signet Banking Corp..............................      32
                                                              ------
                                                                 338
                                                              ------
    CREDIT & FINANCE/INVESTMENT RELATED COMPANIES (1.8%)
   1,100   Capital One Financial Corp.......................      42
     800   Federal National Mortgage Association............      35
     300   Salomon, Inc.....................................      17
                                                              ------
                                                                  94
                                                              ------
    INSURANCE (7.8%)
     304   Aegon N.V. ARS...................................      21
     800   Allstate Corp....................................      58
     800   American General Corp............................      38
     500   Chubb Corp.......................................      33

                                                               VALUE
 SHARES                                                        (000)
--------------------------------------------------------------------
   1,300   Everest Reinsurance Holdings, Inc................  $   52
     400   Hartford Financial Services Group, Inc...........      33
   1,200   Old Republic International Corp..................      36
     700   Providian Corp...................................      23
     600   ReliaStar Financial Corp.........................      44
     800   TIG Holdings, Inc................................      25
     100   Torchmark Corp...................................       7
     400   Transatlantic Holdings, Inc......................      40
                                                              ------
                                                                 410
                                                              ------
  TOTAL FINANCIAL SERVICES..................................     842
                                                              ------
  FOOD, TOBACCO & OTHER (4.9%)
   1,300   IBP, Inc.........................................      30
   2,500   Philip Morris Cos., Inc..........................     111
   2,100   RJR Nabisco Holdings Corp........................      69
   1,200   Universal Foods Corp.............................      46
                                                              ------
                                                                 256
                                                              ------
  HEALTH CARE (5.5%)
   1,400   Beckman Instruments, Inc.........................      67
   1,600   Bergen Brunswig Corp., Class A...................      45
     900   Columbia/HCA Healthcare Corp.....................      35
(a)1,670   Foundation Health Corp...........................      51
   1,000   Mallinckrodt, Inc................................      38
  (a)800   Maxicare Health Plans, Inc.......................      18
(a)1,900   Nellcor Puritan Bennett, Inc.....................      34
                                                              ------
                                                                 288
                                                              ------
  HEAVY INDUSTRY/TRANSPORTATION (19.9%)
   2,300   Aeroquip-Vickers, Inc............................     109
  (a)400   AMR Corp.........................................      37
     300   Burlington Northern Santa Fe, Inc................      27
   1,800   Case Corp........................................     124
     300   Caterpillar, Inc.................................      32
     600   CSX Corp.........................................      33
   2,600   Cummins Engine Co., Inc..........................     183
     600   Deere & Co.......................................      33
     700   Eaton Corp.......................................      61
  (a)700   FMC Corp.........................................      56
   1,500   Harnischfeger Industries, Inc....................      62
   1,200   Kennametal, Inc..................................      52
   1,200   Olsten Corp......................................      23
     800   Parker Hannifin Corp.............................      49
     600   Raytheon Corp....................................      31
     900   Tecumseh Products Co., Class A...................      54
     800   TRW, Inc.........................................      45
  (a)500   UAL Corp.........................................      36
                                                              ------
                                                               1,047
                                                              ------
  RETAIL (4.9%)
   1,000   Dillard Department Stores, Inc., Class A.........      35
   1,100   Russell Corp.....................................      33
     700   Springs Industries, Inc., Class A................      37
   1,300   Talbots, Inc.....................................      44
(a)1,400   Toys "R" Us, Inc.................................      49
     700   V.F. Corp........................................      59
                                                              ------
                                                                 257
                                                              ------

                                                               -----------------
                                                                    41
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                               VALUE
 SHARES                                                        (000)
--------------------------------------------------------------------
  TECHNOLOGY (6.6%)
  (a)300   Arrow Electronics, Inc...........................  $   16
  (a)500   Compaq Computer Corp.............................      50
   1,300   International Business Machines Corp.............     117
(a)1,700   Seagate Technology...............................      60
  (a)100   Stratus Computer, Inc............................       5
     800   Tektronix, Inc...................................      48
(a)1,600   Western Digital Corp.............................      50
                                                              ------
                                                                 346
                                                              ------
  UTILITIES (2.4%)
     700   Central Maine Power Co...........................       9
     600   CINergy Corp.....................................      21
     900   DTE Energy Co....................................      25
     418   Duke Energy Corp.................................      20
     900   Entergy Corp.....................................      24
     800   GPU, Inc.........................................      29
                                                              ------
                                                                 128
                                                              ------
TOTAL COMMON STOCK (COST $3,802)............................   4,271
                                                              ------

  FACE
 AMOUNT
 (000)
--------

SHORT-TERM INVESTMENT (18.4%)
  REPURCHASE AGREEMENT (18.4%)
    $970   Chase Securities, Inc. 5.70%, dated 6/30/97, due
             7/1/97, to be repurchased at $970,
             collateralized by various U.S. Treasury Note,
             5.625%, due 2/15/06, valued at $989, (COST
             $970)..........................................     970
                                                              ------
TOTAL INVESTMENTS (99.6%) (COST $4,772*)....................   5,241
                                                              ------

OTHER ASSETS (1.7%)
  Cash...............................................  $ 3
  Receivable for Investments Sold....................   47
  Receivable for Portfolio Shares Sold...............   27
  Due from Adviser...................................    8
  Dividends Receivable...............................    5        90
                                                       ---
LIABILITIES (-1.3%)
  Payable for Investments Purchased..................  (40)
  Professional Fees Payable..........................  (15)
  Custodian Fees Payable.............................   (6)
  Administrative Fees Payable........................   (1)
  Other Liabilities..................................   (5)      (67)
                                                       ---  --------
NET ASSETS (100%).........................................  $  5,264
                                                            --------
                                                            --------

                                                             AMOUNT
                                                             (000)
----------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 455,591 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)..................  $  11.55
                                                            --------
                                                            --------
NET ASSETS CONSIST OF:
  Paid in Capital.........................................  $  4,690
  Undistributed Net Investment Income.....................        33
  Accumulated Net Realized Gain...........................        72
  Unrealized Appreciation on Investments..................       469
                                                            --------
NET ASSETS................................................  $  5,264
                                                            --------
                                                            --------

---------------

(a)   --  Non-income producing security
ADR   --  American Depositary Receipt
ARS   --  American Registered Share

---------------
*At June 30, 1997, cost and unrealized appreciation (depreciation) for U.S.
 Federal income tax purposes of the investments of the Value Portfolio were:

                                                     NET
  COST      APPRECIATION     (DEPRECIATION)     APPRECIATION
  (000)         (000)             (000)             (000)
---------  ---------------  -----------------  ---------------
$   4,772     $     520         $     (51)        $     469

----------------------------------------------------------------

For the period ended June 30, 1997, purchases and sales of investment securities for the Value Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $4,330,000 and $600,000, respectively.
----------------------------------------------------------------

-----------------
          42
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW
THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.
COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina          12.9%
Brazil             12.2%
Bulgaria            5.7%
Ivory Coast         3.3%
Jamaica             1.5%
Mexico             15.5%
Morocco             4.6%
Panama              0.8%
Peru                2.4%
Russia             16.6%
South Africa        2.0%
Venezuela          11.3%
Other              11.2%

------------------------------------

PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING MARKETS BOND PLUS INDEX(1)
                              TOTAL
                           RETURNS(2)
                               YTD
                          -------------
PORTFOLIO(3)............         0.00%
INDEX...................        -0.21%

1. The J.P. Morgan Emerging Markets Bond Plus Index is a market weighted index composed of Brady bonds, loans and Eurobonds, as well as U.S. dollar local market instruments outstanding and includes Argentina, Brazil, Bulgaria, Mexico, Nigeria, the Philippines, Poland, Russia, South Africa and Venezuela.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on June 16, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                               PERCENT OF
SECURITY                            COUNTRY    NET ASSETS
---------------------------------  ---------  -------------
Government of Russia                Russia          16.6%
Republic of Argentina              Argentina        12.9%
Federative Republic of Brazil       Brazil          12.2%
United Mexican States               Mexico          11.8%
Republic of Venezuela              Venezuela        11.3%

TOP FIVE COUNTRIES
                              VALUE      PERCENT OF
COUNTRY                       (000)      NET ASSETS
-------------------------  -----------  -------------
Russia                      $   1,665         16.6%
Mexico                          1,562         15.5%
Argentina                       1,302         12.9%
Brazil                          1,228         12.2%
Venezuela                       1,139         11.3%

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government related issuers located in emerging market countries.

For the period from June 16, 1997 (commencement of operations) through June 30, 1997, the Portfolio had a total return of 0.00% as compared to -0.21% for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index").

For the first few weeks of the fiscal year the trend of an across the board tightening of credit spreads continued unabated. Attractive relative valuations, the stretch for incremental yield and easy global monetary conditions prompted increases in allocations to emerging market assets. Federal Reserve Governor Greenspan's comments on the state of credit markets, extended valuations and mispricing of risk stopped the music suddenly. A correction in fixed income markets started in late February and lasted for much of March.

The emerging markets didn't surprise by behaving differently during this market correction. An increase in risk premiums affected all countries and all bonds. A correction, precipitated by possible Fed action and deepened by redemptions and a reduction in committed capital tends to affect the broad market. The weight of money heading for the exits drowns the fundamentals for a while.

During the second quarter of 1997, the emerging debt markets recovered from their late first quarter correction buoyed by falling U.S. interest rates and a renewed investor appetite for yield. U.S. interest rates fell by 35 to 40 basis points across the yield curve. This decline in rates was prompted by signs of moderating economic growth and the lack of evidence of any inflationary pressures in the system. These factors reassured investors that the Federal Reserve would not increase interest rates anytime soon. In addition to the positive interest rate environment, a confluence of events both fundamental and technical in nature bolstered the performance of emerging markets debt. On the fundamental front, improving macro-economic outlooks and rating upgrades by major U.S. ratings agencies in Argentina, Brazil, the Philippines, Uruguay, and

                                                                   -------------
                                                                    43

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

Venezuela provided support. While on the technical front, a continuation of the trend of Brady bond retirement and debt buybacks as well as a strong inflow of funds from non-dedicated or "crossover" investors caused spreads on emerging markets debt to tighten back to levels not seen since 1993.

During the first half of the year, Bulgaria, Morocco, and Peru outperformed the universe of emerging market debt, while the Philippines, Poland, and Nigeria were the performance laggards.

Bulgarian bonds were the best performing in the emerging country universe during the second quarter. The election of a reformist democratic government in April assured investors that prudent macro-economic policy measures would be enacted. The new government secured technical and financial help from the IMF and the World Bank and adopted a policy framework to facilitate the July 1st introduction of a currency board monetary system. As prices of Bulgarian Brady bonds rose, we reduced our exposure to the credit but remained overweight. We expect continued outperformance from our Bulgarian positions over the next six months albeit at a more gradual pace.

Morocco benefited from an economic recovery following 1995's drought. The prospect of favorable ratings also buoyed prices. We will consider increasing our allocation to Morocco once valuations reach attractive levels again and are consistent with our expectations for a BB rating. The other outperforming credit, Peru, reacted to the release of above-consensus GDP growth numbers of over 7% for the first six months of the year.

Our value-oriented investment style steered us away from the debt of the Philippines and Poland which both trade at fully valued levels. Both countries suffered from their proximity to the turbulence of neighboring currency markets and both were forced to keep local interest rates high in a defensive move against possible speculative attacks on their own currencies. We will monitor both situations closely and may increase our exposure should valuations become more attractive.

Deteriorating political dynamics caused us to avoid Nigerian debt which suffered from its failed involvement in the unrest in neighboring Sierra Leone. The Nigerian's inability to install the former civilian government has undermined political stability in Nigeria. Also, lack of progress on economic reforms has reduced the prospect of a new IMF agreement and consequently, debt forgiveness.

Our outlook remains cautiously positive. The benign U.S. rate environment, improving economic fundamentals in the emerging countries and growing investor interest in the emerging debt asset class should cause risk premiums on emerging markets debt to come down and prices to rise over the medium term. Over the short-term, however, we will be watching for signs of fatigue as spreads are near historic lows and we expect some profit taking. Additionally, some emerging countries in Asia and eastern Europe are experiencing considerable local currency volatility and we will be monitoring the potential contagion effects on emerging debt.

July 1997

----------44

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1997
                                  (UNAUDITED)

    FACE
   AMOUNT                                                           VALUE
   (000)                                                            (000)
-------------------------------------------------------------------------

DEBT INSTRUMENTS (88.8%)
  ARGENTINA (12.9%)
    BONDS (12.9%)
U.S.$    250   Republic of Argentina Global Bond, Series BGL4,
                 11.00%, 10/9/06................................  $   278
  ARP (e)100   Republic of Argentina, 11.75%, 2/12/07...........      112
U.S.$    970   Republic of Argentina, Series L, 'Euro',
                 (Floating Rate), 6.75%, 3/31/05................      912
                                                                  -------
                                                                    1,302
                                                                  -------
  BRAZIL (12.2%)
    BONDS (12.2%)
         224   Federative Republic of Brazil, Series C, 'Euro',
                 (Floating Rate), PIK, 8.00%, 4/15/14...........      180
         800   Federative Republic of Brazil Debt Conversion
                 Bond, Series L, (Floating Rate), 6.938%,
                 4/15/12........................................      662
         400   Federative Republic of Brazil Global Bond,
                 10.125%, 5/15/27...............................      386
                                                                  -------
                                                                    1,228
                                                                  -------
  BULGARIA (5.7%)
    BOND (5.7%)
       1,000   Bulgaria Front Loaded Interest Reduction Bond,
                 Series A , 2.25%, 7/28/12......................      571
                                                                  -------
  IVORY COAST (3.3%)
    BOND (3.3%)
  (b,e)1,000   Republic of Ivory Coast Front Loaded Interest
                 Reduction Bond, Zero Coupon, 12/29/49..........      334
                                                                  -------
  JAMAICA (1.5%)
    BOND (1.5%)
         150   Government of Jamaica, 9.625%, 7/2/02............      151
                                                                  -------
  MEXICO (15.5%)
    BONDS (15.5%)
         400   Banco National Global Bond, 7.25%, 2/2/04........      373
         700   United Mexican States Discount Bond, Series A,
                 (Floating Rate), 6.867%, 12/31/19 (Value
                 Recovery Rights Attached)......................      651
         400   United Mexican States Par Bond, Series B, 6.25%,
                 12/31/19 (Value Recovery Rights Attached)......      309
         200   United Mexican States Global Bond, 11.50%,
                 5/15/26........................................      229
                                                                  -------
                                                                    1,562
                                                                  -------
  MOROCCO (4.6%)
    LOAN AGREEMENT (4.6%)
         500   Kingdom of Morocco, Restructuring & Consolidation
                 Agreement, Tranche A, (Floating Rate), 6.375%,
                 1/1/09 (Participation: Chase Securities).......      458
                                                                  -------
  PANAMA (0.8%)
    BOND (0.8%)
      (e)100   Republic of Panama Interest Reduction Bond,
                 (Floating Rate), 3.50%, 7/17/14................       77
                                                                  -------

    FACE
   AMOUNT                                                           VALUE
   (000)                                                            (000)
-------------------------------------------------------------------------
  PERU (2.4%)
    BOND (2.4%)
U.S.$ (n)400   Republic of Peru Front Loaded Interest Reduction
                 Bond, 3.25%, 3/7/17............................  $   239
                                                                  -------
  RUSSIA (16.6%)
    BOND (10.0%)
       1,500   Ministry of Finance Tranche IV, GDR, 3.00%,
                 5/14/03........................................    1,007
                                                                  -------
    NOTES (6.6%)
         250   Russia Interest Arrears Note 12/31/99............      191
         700   Russian Principal Notes 12/31/99.................      467
                                                                  -------
                                                                      658
                                                                  -------
                                                                    1,665
                                                                  -------
  SOUTH AFRICA (2.0%)
    BOND (2.0%)
  ZAR  1,000   Republic of South Africa Series 150, 12.00%,
                 2/28/05........................................      197
                                                                  -------
  VENEZUELA (11.3%)
    BONDS (11.3%)
U.S.$    750   Republic of Venezuela Debt Conversion Bonds,
                 Series DL, (Floating Rate), 6.75%, 12/18/07....      696
         238   Republic of Venezuela Front Loaded Interest
                 Reduction Bonds, Series A, (Floating Rate),
                 6.75%, 3/31/07.................................      221
         250   Republic of Venezuela Discount Bonds, Series A,
                 (Floating Rate), 6.813%, 3/31/20...............      222
                                                                  -------
                                                                    1,139
                                                                  -------
TOTAL FOREIGN DEBT INSTRUMENTS (COST $8,950)....................    8,923
                                                                  -------

   NO. OF
  WARRANTS
------------

WARRANTS (0.0%)
  VENEZUELA (0.0%)
    (a)1,785   Republic of Venezuela Oil, expiring 3/31/20 (COST
                 $0)............................................       --
                                                                  -------

   FACE
  AMOUNT
   (000)
-----------

SHORT-TERM INVESTMENTS (29.2%)
  DISCOUNT NOTE (21.9%)
U.S.$ 2,200   Federal Home Loan Discount Note, 7/08/97.........    2,198
                                                                 -------
  REPURCHASE AGREEMENT (7.3%)
        734   Chase Securities, Inc. 5.70%, dated 6/30/97, due
                7/1/97 to be repurchased at $734,
                collateralized by U.S. Treasury Notes, 5.625%,
                due 2/15/06, valued at $749....................      734
                                                                 -------
TOTAL SHORT-TERM INVESTMENTS (COST $2,932).....................    2,932
                                                                 -------

                                                               -----------------
                                                                    45
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                                                                    VALUE
                                                                                                    (000)
---------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (118.0%) (COST $11,882*).............................................           $11,855
                                                                                                  -------
OTHER ASSETS (2.8%)
  Cash................................................................  $             1
  Receivable for Investments Sold.....................................              159
  Interest Receivable.................................................              117
  Due from Adviser....................................................                3               280
                                                                                -------
LIABILITIES (-20.8%)
  Payable for Investments Purchased...................................           (2,076)
  Professional Fees Payable...........................................               (3)
  Custodian Fees Payable..............................................               (3)
  Administrative Fees Payable.........................................               (2)
  Net Unrealized Loss on Foreign Currency Exchange Contracts..........               (1)
  Other Liabilities...................................................               (1)           (2,086)
                                                                                -------           -------
NET ASSETS (100%)......................................................................   $        10,049
                                                                                                  -------
                                                                                                  -------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 1,005,276 outstanding $0.001 par value shares (authorized 500,000,000
  shares)..............................................................................   $         10.00
                                                                                                  -------
                                                                                                  -------
NET ASSETS CONSIST OF:
Paid in Capital........................................................................   $        10,053
Undistributed Net Investment Income....................................................                27
Accumulated Net Realized Loss..........................................................                (5)
Unrealized Depreciation on Investments and Foreign Currency Translations...............
                                                                                                      (26)
                                                                                                  -------
NET ASSETS.............................................................................   $        10,049
                                                                                                  -------
                                                                                                  -------

---------------------------------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACTS INFORMATION:

Under the terms of foreign currency exchange contracts open at June 30, 1997, the Portfolio is obligated to deliver U.S. dollars in exchange for foreign currency as indicated below:

 CURRENCY                       IN EXCHANGE          NET UNREALIZED
TO DELIVER  VALUE   SETTLEMENT      FOR      VALUE    GAIN (LOSS)
  (000)     (000)      DATE        (000)     (000)       (000)
----------  -----   ----------  -----------  -----   --------------
U.S.$ 204   $204      7/3/97       ZAR 921   $203         $ (1)
            -----                            -----       -----
            -----                            -----       -----

---------------

(a)   --  Non-income producing security
(b)   --  Non-income producing-in default
(e)   --  144A Security -- certain conditions for public sale may exist.
(n) -- Step Bond-coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1997. Maturity date disclosed is the ultimate maturity.
ARP   --  Argentine Peso
GDR   --  Global Depositary Receipt
PIK   --  Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
ZAR   --  South African Rand

Floating Rate Security -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect at June 30, 1997.
---------------
*At June 30, 1997, cost and unrealized appreciation (depreciation) for U.S.
 Federal income tax purposes of the investments of the Emerging Markets Debt Portfolio were:

                                                        NET
  COST       APPRECIATION      (DEPRECIATION)     (DEPRECIATION)
  (000)          (000)              (000)              (000)
---------  -----------------  -----------------  -----------------
$  11,882      $      26          $     (53)         $     (27)

----------------------------------------------------------------

For the period ended June 30, 1997, purchases and sales of investment securities for the Emerging Markets Debt Portfolio, other than long-term U.S. Government securities and short-term investments, were $9,577,000 and $626,000 respectively.
----------------------------------------------------------------

----------46
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Adjustable Rate Mortgages                                      4.7%
Agency Fixed Rate Mortgages                                   14.5%
Collateralized Mortgage Obligations-Agency Collateral
Series                                                         2.4%
Commercial Mortgage                                            1.1%
Finance                                                        0.4%
Foreign Governments                                            2.7%
Industrials                                                    1.9%
Stripped Mortgage Backed Securities-Agency Collateral
Series                                                         0.3%
Telephones                                                     0.8%
U.S. Treasury Securities                                      53.9%
Yankee                                                         1.4%
Other                                                         15.9%

PERFORMANCE COMPARED TO THE SALOMON BROAD INVESTMENT GRADE INDEX(1)
------------------------------------
                                TOTAL RETURNS(2)
                                       YTD
                                -----------------
PORTFOLIO(3)..................          3.50%
INDEX.........................          3.06%

1. The Salomon Broad Investment Grade Index is a fixed income market capitalization-weighted index, including U.S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                   PERCENT OF
SECURITY                         INDUSTRY          NET ASSETS
-------------------------  ---------------------  -------------
                               U.S. Treasury
U.S. Treasury Notes             Securities              46.0%
Government National           U.S. Government
 Mortgage Association       Agency Obligations          15.0%
                               U.S Treasury
U.S. Treasury Bonds             Securities               7.1%
Federal National Mortgage     U.S. Government
 Association                Agency Obligations           5.9%
Swedish Government          Foreign Governments          1.8%

TOP FIVE SECTORS
                                VALUE     PERCENT OF
INDUSTRY                        (000)     NET ASSETS
----------------------------  ---------  -------------
U.S. Treasury Securities      $   4,867        53.9%
Agency Fixed Rate Mortgages       1,309        14.5%
Adjustable Rate Mortgages           425         4.7%
Foreign Governments                 247         2.7%
Collateralized Mortgage
 Obligations-Agency
 Collateral Series                  218         2.4%

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Fixed Income Portfolio seeks an above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Government and Agencies securities, corporate bonds, mortgage-backed securities, foreign bonds and other fixed income securities. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

For the period from January 2, 1997 (commencement of operations) through June 30, 1997, the Portfolio had a total return of 3.50% as compared to 3.06% for the Salomon Broad Investment Grade Index (the "Index").

During the first quarter of 1997, the economy showed surprising strength despite expectations to the contrary and the Federal Reserve increased the federal funds rate by 25 basis points in March. During the second quarter, the bond market rallied as the economy slowed and inflation remained low. At the end of the quarter, the economy was in outstanding shape with unemployment near an all-time low, low and falling inflation, consumer confidence at an all-time high, a soaring stock market and declining interest rates. Activity softened last quarter, but we see the risks ahead tilted toward strong growth, as incomes and confidence are buoyant among both households and corporations, and foreign economies are reviving. While inflation has been impressively resistant to growth so far this year, we do not believe that the economy can maintain for long the growth pace we foresee without some pickup in prices. Goods prices remain contained by abundant global supply conditions, but a falling unemployment rate points to increasing danger of supply limits being reached in the labor market. As a result we are keeping a close watch on wages and the prices of services since, if inflation does begin to rise, the early signs are most likely to emerge in labor costs and the labor-intensive service sector.

                                                                   -------------
                                                                    47

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW   (CONT.)

At the beginning of the period, the interest-rate sensitivity of the Portfolio was roughly 35 basis points longer than that of the benchmark. In early February, when interest rates fell, exposure was decreased to 15 basis points longer than the benchmark. In May, the interest-rate sensitivity was reduced to market levels, as the yield curve moved from a steeper-than-average to a normal slope, therefore offering little or no compensation against a possible Fed tightening, even though the continued high consumer confidence and income growth threaten a recovery in the economy to above potential growth rates.

We purchased a 1% position in inflation-indexed Treasuries near the end of June. Unlike other securities, which had rallied significantly in the face of lowered inflation expectations, these bonds were trading at their cheapest levels since they were issued six months ago. Given the spreads between traditional and inflation-indexed Treasuries, the price of the bonds assigned minimal value to the insurance against the risk of a pick-up in inflation. We expect that as volatility in the market increases, the value of the insurance will increase, leading to outperformance of the bonds.

Mortgages comprised a large portion of the Portfolio for much of the six month period. Fixed-rate current-coupon mortgages were a large part of the Portfolio at the beginning of the year, but were reduced steadily as their spreads over Treasuries declined. Spreads became so tight late in the second quarter that the yield advantage over Treasuries could be offset by a relatively small widening in mortgage spreads. As a consequence, fixed-rate current-coupon mortgages were eliminated from the Portfolio. Targets for super-premium mortgages, whose prepayments are no longer very sensitive to interest rate fluctuations, and commercial mortgages have been increased as attractive opportunities have emerged. Current holdings also include seasoned discounts, ARMs, and other mortgage securities structured to have low prepayment risk.

As spreads over Treasuries on corporate bonds tightened, the quality of holdings was upgraded. Holdings are biased toward non-economically sensitive issues in order to reduce exposure to spread widening. Despite the tight spreads over Treasuries on corporate bonds, we were able to uncover pockets of value including cable/media bonds, insurance surplus notes, bank capital notes and emerging markets debt which contributed significantly to performance.

At the beginning of the period, the foreign position included 5% in currency-hedged European and Canadian bonds. In January, European bond holdings were cut by 3% following outperformance by these markets. The foreign position was increased slightly to 3% in late March. European economies are now recovering, but yield curves remain steeper than in the U.S.

July 1997

----------48

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1997
                                  (UNAUDITED)

 FACE
AMOUNT                                                         VALUE
(000)                                                          (000)
--------------------------------------------------------------------

FIXED INCOME SECURITIES (84.1%)
  ADJUSTABLE RATE MORTGAGES (4.7%)
  Government National Mortgage Association
$  269   7.125%, 7/20/25..................................  $    275
   150   6.00%, 6/20/27 August TBA........................       150
                                                            --------
                                                                 425
                                                            --------
AGENCY FIXED RATE MORTGAGES (14.5%)
  Federal Home Loan Mortgage Corporation
    61   10.50%, 2/1/15-9/1/16............................        68
                                                            --------
  Federal National Mortgage Corporation
    Conventional Pools:
    19   10.00%, 9/1/10...................................        20
    45   11.50%, 7/1/13...................................        51
    71   12.00%, 11/1/11-9/1/12...........................        81
   175   6.00%, 06/15/26 July TBA.........................       163
                                                            --------
                                                                 315
                                                            --------
  Government National Mortage Association
    Various Pools:
   450   7.00%, 12/15/23..................................       445
   250   10.00%, 7/15/16-5/15/19..........................       276
    69   10.50%, 1/15/18..................................        77
    75   11.00%, 2/15/19-4/15/20..........................        85
    21   11.50%, 5/15/13-9/15/15..........................        23
    17   12.00%, 12/15/14.................................        20
                                                            --------
                                                                 926
                                                            --------
                                                               1,309
                                                            --------
COLLATERALIZED MORTGAGE OBLIGATIONS--
  AGENCY COLLATERAL SERIES (2.4%)
  Federal Home Loan Mortgage Corporation, Series:
     5   1709 H PO REMIC, 1/15/24.........................         2
     9   1750 C PD PO REMIC, 3/15/24......................         6
     5   1813 K PO, 2/15/24...............................         3
    10   1844 PC PO, 3/15/24..............................         6
     5   1887 I PO, 10/15/22..............................         3
    13   93-149 O PO REMIC, 8/25/23.......................         7
                                                            --------
                                                                  27
                                                            --------
  Federal National Mortgage Association, Series:
   100   282 1 PO 5/15/24.................................        65
    10   96-14 PC PO REMIC, 12/25/23......................         5
    10   96-46 PB PO REMIC, 9/25/23.......................         6
     5   96-54 PO REMIC, 7/25/23..........................         3
    10   96-54 O PO REMIC, 11/25/23.......................         6
    50   97-3 E PO 12/25/23...............................        30
    49   97-7 E PO REMIC, 2/15/23.........................        31
    73   97-7 EB PO 3/18/27...............................        45
                                                            --------
                                                                 191
                                                            --------
                                                                 218
                                                            --------
COMMERCIAL MORTGAGE (1.1%)
    50   CSFB, Series 97-C1 A1C 7.24%, 4/20/07............        50
    50   Mortgage Capital Funding, Inc., Series 97-MC1 A3
           7.288%, 3/20/07................................        51
                                                            --------
                                                                 101
                                                            --------

 FACE
AMOUNT                                                         VALUE
(000)                                                          (000)
--------------------------------------------------------------------

  FINANCE (0.4%)
$   40   New Jersey Economic Development Authority,
           Series A 7.425%, 2/15/29.......................  $     40
                                                            --------
  FOREIGN GOVERNMENTS (2.7%)
   125   Government of Germany, Series 95,
           7.375%, 1/3/05.................................        80
         Swedish Government Bonds
   700   6.00%, 2/9/05....................................        89
   500   10.25%, 5/5/03...................................        78
                                                            --------
                                                                 247
                                                            --------
  INDUSTRIALS (1.9%)
    50   Kmart Corp. 7.75%, 10/1/12.......................        46
    25   News America Holdings 8.875%, 4/26/23............        27
    50   Paramount Communications, Inc. 8.25%, 8/1/22.....        48
    25   RJR Nabisco, Inc. 8.75%, 4/15/04.................        25
    30   Southland Corp. 5.00%, 12/15/03..................        25
                                                            --------
                                                                 171
                                                            --------
  STRIPPED MORTGAGE BACKED SECURITIES--
    AGENCY COLLATERAL SERIES (0.3%)
    41   Federal National Mortgage Association, Series 249
           1 PO 10/25/23..................................        26
                                                            --------
  TELEPHONES (0.8%)
    70   Telecommunications, Inc. 8.75%, 2/15/23..........        70
                                                            --------
  U.S. TREASURY SECURITIES (53.9%)
   525   U.S. Treasury Bond 8.75%, 8/15/20................       638
         U.S. Treasury Notes
   101   3.375%, 1/15/07 (Inflation Indexed)..............        99
   350   7.00%, 4/15/99...................................       355
 1,100   7.125%, 9/30/99..................................     1,123
 1,175   7.25%, 8/15/04...................................     1,225
 1,275   7.50%, 2/15/05...................................     1,349
   350   U.S. Treasury Strip 2/15/19......................        78
                                                            --------
                                                               4,867
                                                            --------
  YANKEE BONDS (1.4%)
         National Power Corp.
    25   7.875%, 12/15/06.................................        24
    25   8.40%, 12/15/16..................................        25
 (n)75   Republic of Argentina Par, Series L, `Euro'
           5.50%, 3/31/23.................................        52
    25   Republic of Colombia 8.70%, 2/15/16..............        25
                                                            --------
                                                                 126
                                                            --------
TOTAL FIXED INCOME SECURITIES (COST $7,574)...............     7,600
                                                            --------
SHORT-TERM INVESTMENT (23.8%)
  REPURCHASE AGREEMENT (23.8%)
 2,147   Chase Securities, Inc. 5.70%, dated 6/30/97, due
           7/1/97, to be repurchased at $2,147,
           collateralized by U.S. Treasury Notes, 5.875%,
           due 1/31/99, valued at $2,152 (COST $2,147)....     2,147
                                                            --------

                                                               -----------------
                                                                    49
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                                                                    VALUE
                                                                                                    (000)
---------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (107.9%) (COST $9,721*)..............................................           $ 9,747
                                                                                                  -------
OTHER ASSETS (24.5%)
  Receivable for Investments Sold.....................................  $         2,051
  Interest Receivable.................................................              151
  Due From Adviser....................................................               10
  Net Unrealized Gain on Foreign Currency Exchange Contracts..........                5             2,217
                                                                                -------
LIABILITIES (-32.4%)
  Payable for Investments Purchased...................................           (2,446)
  Bank Overdraft......................................................             (449)
  Professional Fees Payable...........................................              (17)
  Custodian Fees Payable..............................................              (11)
  Administrative Fees Payable.........................................               (2)
  Other Liabilities...................................................               (6)           (2,931)
                                                                                -------           -------
NET ASSETS (100%)......................................................................   $         9,033
                                                                                                  -------
                                                                                                  -------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 872,453 outstanding $0.001 par value shares (authorized
  500,000,000 shares).................................................                    $         10.35
                                                                                                  -------
                                                                                                  -------
NET ASSETS CONSIST OF:
Paid in Capital........................................................................   $         8,733
Undistributed Net Investment Income....................................................               218
Accumulated Net Realized Gain..........................................................                52
Unrealized Appreciation on Investments and Foreign
  Currency Translations................................................................                30
                                                                                                  -------
NET ASSETS.............................................................................   $         9,033
                                                                                                  -------
                                                                                                  -------

----------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

Under the terms of foreign currency exchange contracts open at June 30, 1997, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                             NET
  CURRENCY                         IN EXCHANGE           UNREALIZED
 TO DELIVER   VALUE   SETTLEMENT       FOR       VALUE   GAIN (LOSS)
   (000)      (000)      DATE         (000)      (000)      (000)
------------  -----   ----------   ------------  -----   -----------
SEK    1,305  $ 169    8/27/97     U.S.$    172  $ 172       $ 3
  DEM    145     84    8/29/97     U.S.$     86     86         2
              -----                              -----     -----
              $ 253                              $ 258       $ 5
              -----                              -----     -----
              -----                              -----     -----

---------------

(n) -- Step Bond-coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1997. Maturity date disclosed is the ultimate maturity date.
DEM   --  German Mark
PO    --  Principal Only
REMIC  -- Real Estate Mortgage Investment Conduit
SEK   --  Swedish Krona
TBA   --  Security is subject to delayed delivery.

---------------
*At June 30, 1997, cost and unrealized appreciation (depreciation) for U.S.
 Federal income tax purposes of the investments of the Fixed Income Portfolio were:

                                            NET
 COST   APPRECIATION   (DEPRECIATION)   APPRECIATION
(000)      (000)           (000)           (000)
------  ------------   --------------   ------------
$9,721      $39             $(13)           $26

----------------------------------------------------------------

For the period ended June 30, 1997, purchases and sales of investment securities for the Fixed Income Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $13,993,000 and $6,411,000 respectively.

----------------------------------------------------------------

----------50
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT JUNE 30, 1997)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Asset Backed Corporates          0.9%
Cable                           10.5%
Consumer Services/Products       4.1%
Energy                           2.4%
Finance                          3.1%
Industrials                     19.6%
Supermarkets                     1.8%
Telephones                      14.6%
U.S. Treasury Security           8.6%
Utilities                        5.7%
Yankee                          12.0%
Other                           16.7%

PERFORMANCE COMPARED TO THE SALOMON HIGH-YIELD MARKET INDEX(1)
------------------------------------
                                TOTAL RETURNS(2)
                                       YTD
                                -----------------
PORTFOLIO(3)..................          5.80%
INDEX.........................          5.96%

1. The Salomon High Yield Market Index includes public, non convertible corporate bond issues with at least one year remaining to maturity and $50 million in par amount outstanding which carry a below investment grade quality rating from either Standard & Poor's or Moody's rating services.
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on January 2, 1997.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                                PERCENT OF
SECURITY                           INDUSTRY     NET ASSETS
-------------------------------  ------------  -------------
U.S. Treasury Notes                  U.S.
                                   Treasury
                                   Security           8.6%
Time Warner, Inc., Series M         Cable             4.0%
Nextel Communications, Inc.       Telephones          4.0%
DR Securitized Lease Trust       Industrials          3.6%
Rogers Cablesystems Ltd.            Cable             2.7%

TOP FIVE SECTORS
                             VALUE     PERCENT OF
INDUSTRY                     (000)     NET ASSETS
-------------------------  ---------  -------------
Industrials                $   1,821        19.6%
Telephones                     1,361        14.6%
Yankee                         1,113        12.0%
Cable                            975        10.5%
U.S. Treasury Security           797         8.6%

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The objective of the High Yield Portfolio is to achieve above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities, including corporate bonds and other fixed income securities and derivatives. High yield securities are rated below investment grade and are commonly referred to as "junk bonds". The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

For the period from January 2, 1997 (commencement of operations) through June 30, 1997, the Portfolio had a total return of 5.80% as compared to 5.96% for the Salomon High-Yield Market Index (the "Index").

We have continued to emphasize the communications industry in our Portfolio. We believe exceptional growth opportunities exist in the newly deregulated local exchange sector, as well as in selected companies in the wireless and long distance sectors. Securities which performed strongly over the period included Nextel Communications, Qwest Communications, and Occel, a cellular company based in the Republic of Colombia. Microsoft's strategic investment in Comcast led to strong gains for our holdings in the cable & telecommunication sectors, particularly Telecommunications, Inc. and Cablevision Systems Corp. In the emerging markets arena, our investments in U.S. dollar-dominated sovereign and corporate bonds continued to outperform. We reduced both the cable and emerging market sectors on strength in the second quarter.

Our overall portfolio structure continues to feature higher average credit quality compared to market benchmarks. In terms of interest-rate sensitivity, we have taken steps to reduce our exposure to no longer than that of market benchmark. We believe that there is fair value in the U.S. bond market, and that historically narrow high-yield credit spreads are supported by strong fundamentals.

July 1997

                                                                   -------------

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1997
                                  (UNAUDITED)

   FACE
  AMOUNT                                                           VALUE
   (000)                                                           (000)
------------------------------------------------------------------------

FIXED INCOME SECURITIES (78.2%)
  ASSET BACKED CORPORATES (0.9%)
$        75   Aircraft Lease Portfolio Securitization, Ltd.,
                Series 96-1 D
                12.75%, 6/15/06................................  $    81
                                                                 -------
  CABLE (6.5%)
        150   Cablevision Systems Corp.
                9.875%, 5/15/06................................      160
        200   Paramount Communications, Inc.
                8.25%, 8/1/22..................................      191
              Rogers Cablesystems Ltd.
        185     10.00%, 3/15/05, Series B......................      200
         50     10.125%, 9/1/12................................       54
                                                                 -------
                                                                     605
                                                                 -------
  CONSUMER SERVICES\PRODUCTS (4.1%)
        205   RJR Nabisco, Inc.
                8.75%, 4/15/04.................................      209
        150   TLC Beatrice International Holdings, Inc.
                11.50%, 10/1/05................................      169
                                                                 -------
                                                                     378
                                                                 -------
  ENERGY (2.4%)
        120   Snyder Oil Corp.
                8.75%, 6/15/07.................................      119
        100   Vintage Petroleum, Inc.
                8.625%, 2/1/09.................................      100
                                                                 -------
                                                                     219
                                                                 -------
  FINANCE (3.1%)
        100   Amresco, Inc., Series 97-A
                10.00%, 3/15/04................................      103
              First Nationwide Holdings, Inc.
         55     9.125%, 1/15/03................................       57
        115     10.625%, 10/1/03...............................      126
                                                                 -------
                                                                     286
                                                                 -------
  INDUSTRIALS (19.6%)
        125   Advanced Micro Devices, Inc.
                11.00%, 8/1/03.................................      139
              DR Securitized Lease Trust, Series:
        177     93-K1 A1, 6.66%, 8/15/10.......................      156
         87     94-K1 A1, 7.60%, 8/15/07.......................       83
        100     94-K1 A2, 8.375%, 8/15/15......................       93
        125   Grand Casinos, Inc.
                10.125%, 12/1/03...............................      131
        175   Host Marriott Travel Plaza, Series B
                9.50%, 5/15/05.................................      183
        245   ISP Holdings, Inc., Series B
                9.00%, 10/15/03................................      253
        105   Kmart Corp.
                7.75%, 10/1/12.................................       96
     (n)185   Norcal Waste Systems, Inc., Series B
                13.00%, 11/15/05...............................      210
        100   SD Warren Co.
                12.00%, 12/15/04...............................      112

   FACE
  AMOUNT                                                           VALUE
   (000)                                                           (000)
------------------------------------------------------------------------
$       120   Tenet Healthcare Corp.
                8.625%, 1/15/07................................  $   122
        250   Viacom, Inc.
                8.00%, 7/7/06..................................      243
                                                                 -------
                                                                   1,821
                                                                 -------
  SUPERMARKETS (1.8%)
        200   Southland Corp.
                5.00%, 12/15/03................................      170
                                                                 -------
  TELEPHONES (13.5%)
              Brooks Fiber Properties, Inc.
     (n)250     0.00%, 3/1/06..................................      170
     (n)110     0.00%, 11/1/06.................................       72
      (n)75   EchoStar Satellite Broadcasting
                0.00%, 3/15/04.................................       53
        125   IXC Communications Inc., Series B
                12.50%, 10/1/05................................      143
     (n)480   Nextel Communications, Inc.
                0.00%, 8/15/04.................................      367
        210   Telecommunications, Inc.
                9.25%, 1/15/23.................................      219
     (n)320   Teleport Communications Group, Inc.
                0.00%, 7/1/07..................................      231
                                                                 -------
                                                                   1,255
                                                                 -------
  U.S. TREASURY SECURITY (8.6%)
        800   U.S. Treasury Note
                6.50%, 10/15/06................................      797
                                                                 -------
  UTILITIES (5.7%)
        160   Cleveland Electric Illuminating Co., Series B
                8.375%, 12/1/11................................      161
        158   Midland Funding Corp. I, Series C-94
                10.33%, 7/23/02................................      169
        200   Quezon Power Ltd.
                8.86%, 6/15/17.................................      200
                                                                 -------
                                                                     530
                                                                 -------
  YANKEE (12.0%)
        150   National Power Corp.
                7.875%, 12/15/06...............................      147
         75   Net Sat Servicos Ltd.
                12.75%, 8/5/04.................................       82
     (n)265   Republic of Argentina Par, Series L, 'Euro'
                5.50%, 3/31/23.................................      183
        125   Republic of Brazil Front Loaded Interest
                Reduction Bond (Floating Rate)
                4.50%, 4/15/09.................................       98
        210   Republic of Colombia
                8.70%, 2/15/16.................................      213
        250   Republic of Venezuela, Series A
                6.75%, 3/31/20.................................      197
        250   United Mexican States, Series A
                6.25%, 12/31/19................................      193
                                                                 -------
                                                                   1,113
                                                                 -------
TOTAL FIXED INCOME SECURITIES (COST $7,123)....................    7,255
                                                                 -------

----------52
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                                   VALUE
  SHARES                                                           (000)
------------------------------------------------------------------------

PREFERRED STOCKS (4.0%)
  CABLE (4.0%)
        337   Time Warner, Inc., Series M,
                10.25%, 7/1/16.................................  $   370
                                                                 -------
TOTAL PREFERRED STOCKS (COST $357).............................      370
                                                                 -------
CONVERTIBLE PREFERRED STOCKS (1.1%)
  TELEPHONES (1.1%)
      1,025   TCI Pacific Communications,
                5.00%, 7/31/06.................................      106
                                                                 -------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $95)..................      106
                                                                 -------

  NO. OF
  RIGHTS
-----------

RIGHTS (0.0%)
  YANKEE (0.0%)
   (a)1,250   Republic of Venezuela Recovery Rights,
                expiring 3/31/20...............................       --
 (a)250,000   United Mexican States Recovery Rights,
                expiring 6/30/03...............................       --
                                                                 -------
TOTAL RIGHTS (COST $0).........................................       --
                                                                 -------

   FACE
  AMOUNT
   (000)
-----------

SHORT-TERM INVESTMENT (17.8%)
  REPURCHASE AGREEMENT (17.8%)
     $1,652   Chase Securities, Inc.
                5.70%, due 6/30/97, dated 7/1/97, to be
                repurchased at $1,652, collateralized by U.S.
                Treasury Notes, 5.625%, due 2/15/06, valued at
                $1,681 (COST $1,652)...........................    1,652
                                                                 -------

TOTAL INVESTMENTS (101.1%) (COST $9,227*)...................       9,383
                                                               ---------
OTHER ASSETS (3.8%)
  Cash...........................................  $      83
  Interest Receivable............................        178
  Receivable for Investments Sold................         95
  Receivable for Portfolio Shares Sold...........          1         357
                                                   ---------
LIABILITIES (-4.9%)
  Payable for Investments Purchased..............       (438)
  Custodian Fees Payable.........................         (6)
  Professional Fees Payable......................         (6)
  Administrative Fees Payable....................         (2)
  Other Liabilities..............................         (6)       (458)
                                                   ---------   ---------
NET ASSETS (100%)...........................................   $   9,282
                                                               ---------
                                                               ---------

                                                                AMOUNT
                                                                 (000)
----------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 877,218 outstanding $0.001 par value shares
    (authorized 500,000,000 shares).........................   $   10.58
                                                               ---------
                                                               ---------
NET ASSETS CONSIST OF:
Paid in Capital.............................................   $   8,794
Undistributed Net Investment Income.........................         308
Accumulated Net Realized Gain...............................          24
Unrealized Appreciation on Investments......................         156
                                                               ---------
NET ASSETS..................................................   $   9,282
                                                               ---------
                                                               ---------

---------------

(a)   --  Non-income producing security
(n) -- Step Bond-coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 1997. Maturity date disclosed is the ultimate maturity date.

Floating Rate Security -- The interest rate changes on these intsruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 1997.
---------------
*At June 30, 1997, cost and unrealized appreciation (depreciation) for U.S.
 Federal income tax purposes of the investments of the High Yield Portfolio were:

                                                     NET
  COST      APPRECIATION     (DEPRECIATION)     APPRECIATION
  (000)         (000)             (000)             (000)
---------  ---------------  -----------------  ---------------
$   9,227     $     174         $     (18)        $     156

----------------------------------------------------------------

For the period ended June 30, 1997, purchases and sales of investment securities for the High Yield Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $11,634,000 and $4,134,000, respectively.
----------------------------------------------------------------

                                                               -----------------
                                                                    53
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                         PERIOD FROM MARCH 3,
                                       1997* TO JUNE 30, 1997
                                                        (000)
-------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                    $  52
  Interest                                        27
  Less: Foreign Taxes Withheld                    (2)
                                               -----
    Total Income                                  77
                                               -----
EXPENSES:
  Investment Advisory Fees                        26
  Less: Fees Waived                              (26)
                                               -----
  Net Investment Advisory Fees                    --
  Professional Fees                               20
  Custodian Fees                                  13
  Shareholder Reports                             12
  Administrative Fees                              9
  Foreign Tax Expense                              2
  Other                                            2
  Expenses Reimbursed by Adviser                 (16)
                                               -----
    Net Expenses                                  42
                                               -----
Net Investment Income                             35
                                               -----
NET REALIZED LOSS ON:
  Investments Sold                              (126)
  Foreign Currency Transactions                  (13)
                                               -----
    Net Realized Loss                           (139)
                                               -----
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments (Net of foreign taxes
    of $4 on unrealized
    appreciation.)                               775
  Foreign Currency Translations                   (2)
                                               -----
    Change in Unrealized
     Appreciation/Depreciation                   773
                                               -----
Net Realized Gain and Change in
  Unrealized
  Appreciation/Depreciation                      634
                                               -----
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                              $ 669
                                               -----
                                               -----

---------------

  *  Commencement of operations

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                         PERIOD FROM MARCH 3,
                                       1997* TO JUNE 30, 1997
                                                        (000)
-------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                       $    35
  Net Realized Loss                              (139)
  Change in Unrealized
    Appreciation/Depreciation                     773
                                              -------
  Net Increase in Net Assets
    Resulting from Operations                     669
                                              -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                    10,329
 Redeemed                                         (52)
                                              -------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions             10,277
                                              -------
 Total Increase in Net Assets                  10,946
NET ASSETS:
  Beginning of Period                              --
                                              -------
  End of Period (Including
    undistributed net investment
    income of $35)                            $10,946
                                              -------
                                              -------
-------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                         1,032
      Shares Redeemed                              (5)
                                              -------
    Net Increase in Capital Shares
     Outstanding                                1,027
                                              -------
                                              -------
-------------------------------------------------------------
* Commencement of operations

-----------------
          54
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                       SIX MONTHS ENDED
                                          JUNE 30, 1997
                                                  (000)
-------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                 $  190
  Interest                                      38
  Less: Foreign Taxes Withheld                  (9)
                                            ------
    Total Income                               219
                                            ------
EXPENSES:
  Investment Advisory Fees                      97
  Less: Fees Waived                            (97)
                                            ------
  Net Investment Advisory Fees                  --
  Professional Fees                            116
  Custodian Fees                                62
  Amortization of Organizational
    Costs                                       41
  Administrative Fees                           14
  Shareholder Reports                           14
  Foreign Tax Expense                            2
  Directors' Fees and Expenses                   1
  Other                                          3
  Expenses Reimbursed by Adviser              (114)
                                            ------
    Net Expenses                               139
                                            ------
Net Investment Income                           80
                                            ------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                             716
  Foreign Currency Transactions                 (5)
                                            ------
    Net Realized Gain                          711
                                            ------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments (Net of foreign taxes
    of $1 on unrealized
    appreciation.)                           2,394
  Foreign Currency Translations                (31)
                                            ------
    Change in Unrealized
     Appreciation/Depreciation               2,363
                                            ------
Net Realized Gain and Change in
  Unrealized
  Appreciation/Depreciation                  3,074
                                            ------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                           $3,154
                                            ------
                                            ------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                       SIX MONTHS ENDED           PERIOD FROM
                                          JUNE 30, 1997   OCTOBER 1, 1996* TO
                                            (UNAUDITED)     DECEMBER 31, 1996
                                                  (000)                 (000)
-----------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                    $     80             $     8
  Net Realized Gain (Loss)                      711                 (60)
  Change in Unrealized
    Appreciation/Depreciation                 2,363                (135)
                                           --------             -------
  Net Increase (Decrease) in Net
    Assets Resulting from Operations          3,154                (187)
                                           --------             -------
DISTRIBUTIONS:
  Net Investment Income                          --                 (20)
                                           --------             -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                  16,479              11,993
 Distributions Reinvested                        --                   3
 Redeemed                                   (11,114)                 --
                                           --------             -------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions            5,365              11,996
                                           --------             -------
 Total Increase in Net Assets                 8,519              11,789
NET ASSETS:
  Beginning of Period                        11,789                  --
                                           --------             -------
  End of Period (Including
    undistributed net investment
    income of $83 and $3,
    respectively)                          $ 20,308             $11,789
                                           --------             -------
                                           --------             -------
-----------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                       1,466               1,205
      Shares Issued on Distributions
       Reinvested                                --                   1
      Shares Redeemed                          (983)                 --
                                           --------             -------
    Net Increase in Capital Shares
     Outstanding                                483               1,206
                                           --------             -------
                                           --------             -------
-----------------------------------------------------------------------------
* Commencement of operations

                                                               -----------------
                                                                    55
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                       PERIOD FROM JANUARY 2,
                                       1997* TO JUNE 30, 1997
                                                        (000)
-------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                     $ 69
  Interest                                        19
  Less: Foreign Taxes Withheld                    (6)
                                               -----
    Total Income                                  82
                                               -----
EXPENSES:
  Investment Advisory Fees                        22
  Less: Fees Waived                              (22)
                                               -----
  Net Investment Advisory Fees                    --
  Professional Fees                               21
  Administrative Fees                              9
  Shareholder Reports                              7
  Custodian Fees                                   6
  Other                                            3
  Expenses Reimbursed by Adviser                 (14)
                                               -----
    Net Expenses                                  32
                                               -----
Net Investment Income                             50
                                               -----
NET REALIZED GAIN ON:
  Investments Sold                                 5
  Foreign Currency Transactions                    5
                                               -----
    Net Realized Gain                             10
                                               -----
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                    783
                                               -----
Net Realized Gain and Change in
  Unrealized
  Appreciation/Depreciation                      793
                                               -----
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                               $843
                                               -----
                                               -----

---------------

  *  Commencement of operations

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                       PERIOD FROM JANUARY 2,
                                       1997* TO JUNE 30, 1997
                                                        (000)
-------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                        $   50
  Net Realized Gain                                10
  Change in Unrealized
    Appreciation/Depreciation                     783
                                               ------
  Net Increase in Net Assets
    Resulting from Operations                     843
                                               ------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                     6,567
 Redeemed                                         (84)
                                               ------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions              6,483
                                               ------
 Total Increase in Net Assets                   7,326
NET ASSETS:
  Beginning of Period                              --
                                               ------
  End of Period (Including
    undistributed net investment
    income of $50)                             $7,326
                                               ------
                                               ------
-------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                           645
      Shares Redeemed                              (8)
                                               ------
    Net Increase in Capital Shares
     Outstanding                                  637
                                               ------
                                               ------
-------------------------------------------------------------

* Commencement of operations

-----------------
          56
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                       PERIOD FROM JANUARY 2,
                                       1997* TO JUNE 30, 1997
                                                        (000)
-------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                    $  163
  Interest                                         32
  Less: Foreign Taxes Withheld                    (22)
                                               ------
    Total Income                                  173
                                               ------
EXPENSES:
  Investment Advisory Fees                         44
  Less: Fees Waived                               (44)
                                               ------
  Net Investment Advisory Fees                     --
  Custodian Fees                                   35
  Administrative Fees                              23
  Shareholder Reports                              16
  Professional Fees                                13
  Other                                             1
  Expenses Reimbursed by Adviser                  (24)
                                               ------
    Net Expenses                                   64
                                               ------
Net Investment Income                             109
                                               ------
NET REALIZED GAIN ON:
  Investments Sold                                 46
  Foreign Currency Transactions                   282
                                               ------
    Net Realized Gain                             328
                                               ------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                   1,358
  Foreign Currency Translations                    46
                                               ------
    Change in Unrealized
     Appreciation/Depreciation                  1,404
                                               ------
Net Realized Gain and Change in
  Unrealized
  Appreciation/Depreciation                     1,732
                                               ------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                              $1,841
                                               ------
                                               ------

---------------

  *  Commencement of operations

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                       PERIOD FROM JANUARY 2,
                                       1997* TO JUNE 30, 1997
                                                        (000)
-------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                       $   109
  Net Realized Gain                               328
  Change in Unrealized
    Appreciation/Depreciation                   1,404
                                              -------
  Net Increase in Net Assets
    Resulting from Operations                   1,841
                                              -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                    12,853
 Redeemed                                         (51)
                                              -------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions             12,802
                                              -------
 Total Increase in Net Assets                  14,643
NET ASSETS:
  Beginning of Period                              --
                                              -------
  End of Period (Including
    undistributed net investment
    income of $109)                           $14,643
                                              -------
                                              -------
-------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                         1,260
      Shares Redeemed                              (5)
                                              -------
    Net Increase in Capital Shares
     Outstanding                                1,255
                                              -------
                                              -------
-------------------------------------------------------------
* Commencement of operations

                                                               -----------------
                                                                    57
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                          PERIOD FROM JANUARY 2,
                                          1997* TO JUNE 30, 1997
                                                           (000)
----------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                     $    14
  Interest                                            8
                                                -------
    Total Income                                     22
                                                -------
EXPENSES:
  Investment Advisory Fees                            8
  Less: Fees Waived                                  (8)
                                                -------
  Net Investment Advisory Fees                       --
  Custodian Fees                                     36
  Shareholder Reports                                16
  Professional Fees                                  15
  Administrative Fees                                 6
  Other                                               2
  Expenses Reimbursed by Adviser                    (62)
                                                -------
    Net Expenses                                     13
                                                -------
Net Investment Income                                 9
                                                -------
NET REALIZED GAIN ON:
  Investments Sold                                   60
                                                -------
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                       371
                                                -------
Net Realized Gain and Change in
  Unrealized
  Appreciation/Depreciation                         431
                                                -------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                               $   440
                                                -------
                                                -------

---------------

  *  Commencement of operations

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                       PERIOD FROM JANUARY 2,
                                       1997* TO JUNE 30, 1997
                                                        (000)
-------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                        $    9
  Net Realized Gain                                60
  Change in Unrealized
    Appreciation/Depreciation                     371
                                               ------
  Net Increase in Net Assets
    Resulting from Operations                     440
                                               ------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                     3,542
 Redeemed                                         (23)
                                               ------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions              3,519
                                               ------
 Total Increase in Net Assets                   3,959
NET ASSETS:
  Beginning of Period                              --
                                               ------
  End of Period (Including
    undistributed net investment
    income of $9)                              $3,959
                                               ------
                                               ------
-------------------------------------------------------------

(1) Capital Share Transactions:
      Shares Subscribed                           346
      Shares Redeemed                              (2)
                                               ------
    Net Increase in Capital Shares
     Outstanding                                  344
                                               ------
                                               ------
-------------------------------------------------------------
* Commencement of operations

-----------------
          58
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                       PERIOD FROM JANUARY 2,
                                       1997* TO JUNE 30, 1997
                                                        (000)
-------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                     $ 20
  Interest                                         7
                                               -----
    Total Income                                  27
                                               -----
EXPENSES:
  Investment Advisory Fees                        14
  Less: Fees Waived                              (14)
                                               -----
  Net Investment Advisory Fees                    --
  Custodian Fees                                  11
  Professional Fees                                9
  Shareholder Reports                              5
  Administrative Fees                              5
  Other                                            1
  Expenses Reimbursed by Adviser                 (12)
                                               -----
    Net Expenses                                  19
                                               -----
Net Investment Income                              8
                                               -----
NET REALIZED GAIN ON:
  Investments Sold                               110
                                               -----
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                    573
                                               -----
Net Realized Gain and Change in
  Unrealized
  Appreciation/Depreciation                      683
                                               -----
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                               $691
                                               -----
                                               -----

---------------

  *  Commencement of operations

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                       PERIOD FROM JANUARY 2,
                                       1997* TO JUNE 30, 1997
                                                        (000)
-------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                        $    8
  Net Realized Gain                               110
  Change in Unrealized
    Appreciation/Depreciation                     573
                                               ------
  Net Increase in Net Assets
    Resulting from Operations                     691
                                               ------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                     4,233
 Redeemed                                          (2)
                                               ------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions              4,231
                                               ------
 Total Increase in Net Assets                   4,922
NET ASSETS:
  Beginning of Period                              --
                                               ------
  End of Period (Including
    undistributed net investment
    income of $8)                              $4,922
                                               ------
                                               ------
-------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                           413
                                               ------
                                               ------
-------------------------------------------------------------
* Commencement of operations

                                                               -----------------
                                                                    59
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                             PERIOD FROM MARCH 3,
                                           1997* TO JUNE 30, 1997
                                                            (000)
-----------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                       $ 61
  Interest                                          17
                                                 -----
    Total Income                                    78
                                                 -----
EXPENSES:
  Investment Advisory Fees                          14
  Less: Fees Waived                                (14)
                                                 -----
  Net Investment Advisory Fees                      --
  Custodian Fees                                    21
  Shareholder Reports                               14
  Professional Fees                                  9
  Administrative Fees                                5
  Other                                              1
  Expenses Reimbursed by Adviser                   (31)
                                                 -----
    Net Expenses                                    19
                                                 -----
Net Investment Income                               59
                                                 -----
NET REALIZED LOSS ON:
  Investments Sold                                 (37)
                                                 -----
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                      204
                                                 -----
Net Realized Loss and Change in
  Unrealized
  Appreciation/Depreciation                        167
                                                 -----
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                 $226
                                                 -----
                                                 -----

---------------

  *  Commencement of operations

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                              PERIOD FROM MARCH 3,
                                            1997* TO JUNE 30, 1997
                                                             (000)
------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                          $    59
  Net Realized Loss                                  (37)
  Change in Unrealized
    Appreciation/Depreciation                        204
                                                 -------
  Net Increase in Net Assets
    Resulting from Operations                        226
                                                 -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                        5,799
                                                 -------
 Total Increase in Net Assets                      6,025
                                                 -------
NET ASSETS:
  Beginning of Period                                 --
                                                 -------
  End of Period (Including
    undistributed net investment
    income of $59)                               $ 6,025
                                                 -------
                                                 -------
------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                              581
                                                 -------
                                                 -------
------------------------------------------------------------------
* Commencement of operations

-----------------
          60
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                       PERIOD FROM JANUARY 2,
                                       1997* TO JUNE 30, 1997
                                                        (000)
-------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                     $ 32
  Interest                                        16
                                               -----
    Total Income                                  48
                                               -----
EXPENSES:
  Investment Advisory Fees                        10
  Less: Fees Waived                              (10)
                                               -----
  Net Investment Advisory Fees                    --
  Professional Fees                               15
  Custodian Fees                                   6
  Shareholder Reports                              5
  Administrative Fees                              5
  Other                                            1
  Expenses Reimbursed by Adviser                 (17)
                                               -----
    Net Expenses                                  15
                                               -----
Net Investment Income                             33
                                               -----
NET REALIZED GAIN ON:
  Investments Sold                                72
                                               -----
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                    469
                                               -----
Net Realized Gain and Change in
  Unrealized
  Appreciation/Depreciation                      541
                                               -----
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                               $574
                                               -----
                                               -----

---------------

  *  Commencement of operations

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                       PERIOD FROM JANUARY 2,
                                       1997* TO JUNE 30, 1997
                                                        (000)
-------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                        $   33
  Net Realized Gain                                72
  Change in Unrealized
    Appreciation/Depreciation                     469
                                               ------
  Net Increase in Net Assets
    Resulting from Operations                     574
                                               ------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                     4,690
                                               ------
 Total Increase in Net Assets                   5,264
NET ASSETS:
  Beginning of Period                              --
                                               ------
  End of Period (Including
    undistributed net investment
    income of $33)                             $5,264
                                               ------
                                               ------
-------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                           456
                                               ------
                                               ------
-------------------------------------------------------------
* Commencement of operations

                                                               -----------------
                                                                    61
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                           PERIOD FROM JUNE 16,
                                         1997* TO JUNE 30, 1997
                                                          (000)
---------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                       $ 32
                                                  ---
EXPENSES:
  Investment Advisory Fees                          3
  Less: Fees Waived                                (3)
                                                  ---
  Net Investment Advisory Fees                     --
  Custodian Fees                                    3
  Professional Fees                                 3
  Shareholder Reports                               1
  Administrative Fees                               1
  Expenses Reimbursed by Adviser                   (3)
                                                  ---
    Net Expenses                                    5
                                                  ---
Net Investment Income                              27
                                                  ---
NET REALIZED LOSS ON:
  Investments Sold                                 (5)
                                                  ---
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                     (27)
  Foreign Currency Translations                     1
                                                  ---
    Change in Unrealized
     Appreciation/Depreciation                    (26)
                                                  ---
Net Realized Loss and Change in
  Unrealized
  Appreciation/Depreciation                       (31)
                                                  ---
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                $ (4)
                                                  ---
                                                  ---

---------------

  *  Commencement of operations

---------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                           PERIOD FROM JUNE 16,
                                         1997* TO JUNE 30, 1997
                                                          (000)
---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                        $    27
  Net Realized Loss                                 (5)
  Change in Unrealized
    Appreciation/Depreciation                      (26)
                                               -------
  Net Decrease in Net Assets
    Resulting from Operations                       (4)
                                               -------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                     10,053
                                               -------
 Total Increase in Net Assets                   10,049
NET ASSETS:
  Beginning of Period                               --
                                               -------
  End of Period (Including
    undistributed net investment
    income of $27)                             $10,049
                                               -------
                                               -------
---------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                          1,005
                                               -------
                                               -------
---------------------------------------------------------------
* Commencement of operations

-----------------
          62
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                        PERIOD FROM JANUARY 2,
                                        1997* TO JUNE 30, 1997
                                                         (000)
--------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                      $248
                                               -----
EXPENSES:
  Investment Advisory Fees                        17
  Less: Fees Waived                              (17)
                                               -----
  Net Investment Advisory Fees                    --
  Custodian Fees                                  11
  Professional Fees                               22
  Shareholder Reports                              6
  Administrative Fees                             10
  Other                                            1
  Expenses Reimbursed by Adviser                 (20)
                                               -----
    Net Expenses                                  30
                                               -----
Net Investment Income                            218
                                               -----
NET REALIZED GAIN ON:
  Investments Sold                                44
  Foreign Currency Transactions                    8
                                               -----
    Net Realized Gain                             52
                                               -----
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                     25
  Foreign Currency Translations                    5
                                               -----
    Change in Unrealized
     Appreciation/Depreciation                    30
                                               -----
Net Realized Gain and Change in
  Unrealized
  Appreciation/Depreciation                       82
                                               -----
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                               $300
                                               -----
                                               -----

---------------

  *  Commencement of operations

---------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                        PERIOD FROM JANUARY 2,
                                        1997* TO JUNE 30, 1997
                                                         (000)
--------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                        $  218
  Net Realized Gain                                52
  Change in Unrealized
    Appreciation/Depreciation                      30
                                               ------
  Net Increase in Net Assets
    Resulting from Operations                     300
                                               ------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                     8,793
 Redeemed                                         (60)
                                               ------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions              8,733
                                               ------
 Total Increase in Net Assets                   9,033
NET ASSETS:
  Beginning of Period                              --
                                               ------
  End of Period (Including
    undistributed net investment
    income of $218)                            $9,033
                                               ------
                                               ------
--------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                           878
      Shares Redeemed                              (6)
                                               ------
    Net Increase in Capital Shares
     Outstanding                                  872
                                               ------
                                               ------
--------------------------------------------------------------
* Commencement of operations

                                                               -----------------
                                                                    63
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                                       PERIOD FROM JANUARY 2,
                                       1997* TO JUNE 30, 1997
                                                        (000)
-------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                     $  2
  Interest                                       339
                                               -----
    Total Income                                 341
                                               -----
EXPENSES:
  Investment Advisory Fees                        21
  Less: Fees Waived                              (21)
                                               -----
  Net Investment Advisory Fees                    --
  Professional Fees                               11
  Administrative Fees                             10
  Custodian Fees                                   6
  Shareholder Reports                              5
  Other                                            1
                                               -----
    Net Expenses                                  33
                                               -----
Net Investment Income                            308
                                               -----
NET REALIZED GAIN ON:
  Investments Sold                                24
                                               -----
CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION ON:
  Investments                                    156
                                               -----
Net Realized Gain and Change in
  Unrealized
  Appreciation/Depreciation                      180
                                               -----
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                               $488
                                               -----
                                               -----

---------------

  *  Commencement of operations

---------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                       PERIOD FROM JANUARY 2,
                                       1997* TO JUNE 30, 1997
                                                        (000)
-------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                        $  308
  Net Realized Gain                                24
  Change in Unrealized
    Appreciation/Depreciation                     156
                                               ------
  Net Increase in Net Assets
    Resulting from Operations                     488
                                               ------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                     8,806
 Redeemed                                         (12)
                                               ------
 Net Increase in Net Assets Resulting
   from Capital Share Transactions              8,794
                                               ------
 Total Increase in Net Assets                   9,282
NET ASSETS:
  Beginning of Period                              --
                                               ------
  End of Period (Including
    undistributed net investment
    income of $308)                            $9,282
                                               ------
                                               ------
-------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                           878
      Shares Redeemed                              (1)
                                               ------
    Net Increase in Capital Shares
     Outstanding                                  877
                                               ------
                                               ------
-------------------------------------------------------------
* Commencement of operations

-----------------
          64
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                            PERIOD FROM MARCH 3,
                                          1997* TO JUNE 30, 1997
SELECTED PER SHARE DATA AND RATIOS                   (UNAUDITED)
----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $                10.00
                                                         -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                     0.03
  Net Realized and Unrealized Gain                          0.63
                                                         -------
  Total From Investment Operations                          0.66
                                                         -------
NET ASSET VALUE, END OF PERIOD            $                10.66
                                                         -------
                                                         -------
TOTAL RETURN                                                6.60%
                                                         -------
                                                         -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)         $               10,946
Ratio of Expenses to Average Net
  Assets                                                    1.20%**
Ratio of Net Investment Income to
  Average Net Assets                                        1.06%**
Portfolio Turnover Rate                                       49%
Average Commission Rate:
  Per Share                               $               0.0170
  As a Percentage of Trade Amount                           0.56%
----------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Loss                                  $                 0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                            2.55%**
  Net Investment Loss to Average Net
    Assets                                                 (0.22)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

                                                               -----------------
                                                                    65
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                          SIX MONTHS ENDED                 PERIOD FROM
                                             JUNE 30, 1997            OCTOBER 1, 1996*
SELECTED PER SHARE DATA AND RATIOS             (UNAUDITED)        TO DECEMBER 31, 1996
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $           9.78     $                 10.00
                                                   -------                     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                               0.05                        0.01
  Net Realized and Unrealized Gain
    (Loss)                                            2.20                       (0.21)
                                                   -------                     -------
  Total From Investment Operations                    2.25                       (0.20)
                                                   -------                     -------
DISTRIBUTIONS
  Net Investment Income                                 --                       (0.02)
                                                   -------                     -------
  Total Distributions                                   --                       (0.02)
                                                   -------                     -------
NET ASSET VALUE, END OF PERIOD            $          12.03     $                  9.78
                                                   -------                     -------
                                                   -------                     -------
TOTAL RETURN                                         23.01%                      (2.03)%
                                                   -------                     -------
                                                   -------                     -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)         $         20,308     $                11,789
Ratio of Expenses to Average Net
  Assets                                              1.75%**                     1.75%**
Ratio of Net Investment Income to
  Average Net Assets                                  1.03%**                     0.32%**
Portfolio Turnover Rate                                 38%                          9%
Average Commission Rate:
  Per Share                               $         0.0012     $                0.0013
  As a Percentage of Trade Amount                     0.40%                       0.45%
--------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income (Loss)                         $           0.12     $                  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                      4.49%**                     6.17%**
  Net Investment Loss to Average Net
    Assets                                           (1.67)%**                   (4.06)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

-------------
          66
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            GLOBAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                          PERIOD FROM JANUARY 2,
                                          1997* TO JUNE 30, 1997
SELECTED PER SHARE DATA AND RATIOS                   (UNAUDITED)
----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $                10.00
                                                         -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                     0.08
  Net Realized and Unrealized Gain                          1.41
                                                         -------
  Total From Investment Operations                          1.49
                                                         -------
NET ASSET VALUE, END OF PERIOD            $                11.49
                                                         -------
                                                         -------
TOTAL RETURN                                               14.90%
                                                         -------
                                                         -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)         $                7,326
Ratio of Expenses to Average Net
  Assets                                                    1.15%**
Ratio of Net Investment Income to
  Average Net Assets                                        1.81%**
Portfolio Turnover Rate                                        3%
Average Commission Rate:
  Per Share                               $               0.0225
  As a Percentage of Trade Amount                           0.17%
----------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                $                 0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                            2.46%**
  Net Investment Income to Average
    Net Assets                                              0.50%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

                                                               -----------------
                                                                    67
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                             PERIOD FROM JANUARY 2,
                                             1997* TO JUNE 30, 1997
SELECTED PER SHARE DATA AND RATIOS                      (UNAUDITED)
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $                   10.00
                                                            -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                        0.09
  Net Realized and Unrealized Gain                             1.58
                                                            -------
  Total From Investment Operations                             1.67
                                                            -------
NET ASSET VALUE, END OF PERIOD            $                   11.67
                                                            -------
                                                            -------
TOTAL RETURN                                                  16.70%
                                                            -------
                                                            -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)         $                  14,643
Ratio of Expenses to Average Net
  Assets                                                       1.15%**
Ratio of Net Investment Income to
  Average Net Assets                                           1.96%**
Portfolio Turnover Rate                                          19%
Average Commission Rate:
  Per Share                               $                  0.0170
  As a Percentage of Trade Amount                              0.17%
-------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                $                    0.05
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                               2.38%**
  Net Investment Income to Average
    Net Assets                                                 0.73%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

-------------
          68
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            EQUITY GROWTH PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                             PERIOD FROM JANUARY 2,
                                             1997* TO JUNE 30, 1997
SELECTED PER SHARE DATA AND RATIOS                      (UNAUDITED)
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $                   10.00
                                                            -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                        0.03
  Net Realized and Unrealized Gain                             1.50
                                                            -------
  Total From Investment Operations                             1.53
                                                            -------
NET ASSET VALUE, END OF PERIOD            $                   11.53
                                                            -------
                                                            -------
TOTAL RETURN                                                  15.30%
                                                            -------
                                                            -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)         $                   3,959
Ratio of Expenses to Average Net
  Assets                                                       0.85%**
Ratio of Net Investment Income to
  Average Net Assets                                           0.60%**
Portfolio Turnover Rate                                          95%
Average Commission Rate Per Share         $                  0.0510
-------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income (Loss)                         $                    0.85
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                               5.55%**
  Net Investment Loss to Average Net
    Assets                                                    (4.11)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

                                                               -----------------
                                                                    69
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                            MID CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                             PERIOD FROM JANUARY 2,
                                             1997* TO JUNE 30, 1997
SELECTED PER SHARE DATA AND RATIOS                      (UNAUDITED)
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $                   10.00
                                                            -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                        0.02
  Net Realized and Unrealized Gain                             1.89
                                                            -------
  Total From Investment Operations                             1.91
                                                            -------
NET ASSET VALUE, END OF PERIOD            $                   11.91
                                                            -------
                                                            -------
TOTAL RETURN                                                  19.10%
                                                            -------
                                                            -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)         $                   4,922
Ratio of Expenses to Average Net
  Assets                                                       1.05%**
Ratio of Net Investment Income to
  Average Net Assets                                           0.43%**
Portfolio Turnover Rate                                          76%
Average Commission Rate Per Share         $                  0.0429
-------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income (Loss)                         $                    0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                               2.45%**
  Net Investment Loss to Average Net
    Assets                                                    (0.97)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

-------------
          70
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                            PERIOD FROM MARCH 3,
                                          1997* TO JUNE 30, 1997
SELECTED PER SHARE DATA AND RATIOS                   (UNAUDITED)
----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $                10.00
                                                         -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                     0.10
  Net Realized and Unrealized Gain                          0.27
                                                         -------
  Total From Investment Operations                          0.37
                                                         -------
NET ASSET VALUE, END OF PERIOD            $                10.37
                                                         -------
                                                         -------
TOTAL RETURN                                                3.70%
                                                         -------
                                                         -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)         $                6,025
Ratio of Expenses to Average Net
  Assets                                                    1.10%**
Ratio of Net Investment Income to
  Average Net Assets                                        3.52%**
Portfolio Turnover Rate                                       56%
Average Commission Rate Per Share         $               0.0576
----------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                $                 0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                            3.71%**
  Net Investment Income to Average
    Net Assets                                              0.90%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

                                                               -----------------
                                                                    71
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                                VALUE PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                          PERIOD FROM JANUARY 2,
                                          1997* TO JUNE 30, 1997
SELECTED PER SHARE DATA AND RATIOS                   (UNAUDITED)
----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $                10.00
                                                         -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                     0.07
  Net Realized and Unrealized Gain                          1.48
                                                         -------
  Total From Investment Operations                          1.55
                                                         -------
NET ASSET VALUE, END OF PERIOD            $                11.55
                                                         -------
                                                         -------
TOTAL RETURN                                               15.50%
                                                         -------
                                                         -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)         $                5,264
Ratio of Expenses to Average Net
  Assets                                                    0.85%**
Ratio of Net Investment Income to
  Average Net Assets                                        1.82%**
Portfolio Turnover Rate                                       22%
Average Commission Rate Per Share         $               0.0585
----------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                $                 0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                            2.35%**
  Net Investment Income to Average
    Net Assets                                              0.32%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

-------------
          72
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS DEBT PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                               PERIOD FROM JUNE 16,
                                             1997* TO JUNE 30, 1997
SELECTED PER SHARE DATA AND RATIOS                      (UNAUDITED)
-------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $                   10.00
                                                            -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                        0.03
  Net Realized and Unrealized Loss                            (0.03)
                                                            -------
  Total From Investment Operations                               --
                                                            -------
NET ASSET VALUE, END OF PERIOD            $                   10.00
                                                            -------
                                                            -------
TOTAL RETURN                                                   0.00%
                                                            -------
                                                            -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)         $                  10,049
Ratio of Expenses to Average Net
  Assets                                                       1.30%**
Ratio of Net Investment Income to
  Average Net Assets                                           6.48%**
Portfolio Turnover Rate                                          14%
-------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                $                    0.01
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                               2.77%**
  Net Investment Income to Average
    Net Assets                                                 5.01%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

                                                               -----------------
                                                                    73
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                          PERIOD FROM JANUARY 2,
                                          1997* TO JUNE 30, 1997
SELECTED PER SHARE DATA AND RATIOS                   (UNAUDITED)
----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $                10.00
                                                          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                     0.25
  Net Realized and Unrealized Gain                          0.10
                                                          ------
  Total From Investment Operations                          0.35
                                                          ------
NET ASSET VALUE, END OF PERIOD            $                10.35
                                                          ------
                                                          ------
TOTAL RETURN                                                3.50%
                                                          ------
                                                          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)         $                9,033
Ratio of Expenses to Average Net
  Assets                                                    0.70%**
Ratio of Net Investment Income to
  Average Net Assets                                        5.27%**
Portfolio Turnover Rate                                      100%
----------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                $                 0.04
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                            1.59%**
  Net Investment Income to Average
    Net Assets                                              4.38%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

-------------
          74
    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                          PERIOD FROM JANUARY 2,
                                          1997* TO JUNE 30, 1997
SELECTED PER SHARE DATA AND RATIOS                   (UNAUDITED)
----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $                10.00
                                                          ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                     0.35
  Net Realized and Unrealized Gain                          0.23
                                                          ------
  Total From Investment Operations                          0.58
                                                          ------
NET ASSET VALUE, END OF PERIOD            $                10.58
                                                          ------
                                                          ------
TOTAL RETURN                                                5.80%
                                                          ------
                                                          ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)         $                9,282
Ratio of Expenses to Average Net
  Assets                                                    0.80%**
Ratio of Net Investment Income to
  Average Net Assets                                        7.41%**
Portfolio Turnover Rate                                       63%
----------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                $                 0.02
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                            1.30%**
  Net Investment Income to Average
    Net Assets                                              6.91%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

                                                               -----------------
                                                                    75
    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1997, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Emerging Markets Equity Portfolio commenced operations on October 1, 1996. The Global Equity, International Magnum, Equity Growth, Mid Cap Value, Value, Fixed Income and High Yield Portfolios each commenced operations on January 2, 1997. The Asian Equity and U.S. Real Estate Portfolios each commenced operations on March 3, 1997 and the Emerging Markets Debt Portfolio commenced operations on June 16, 1997.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

3. REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements under which a Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign

------------
          76

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets at June 30, 1997, the Portfolios value the foreign shares at the closing exchange price of the local shares. Such securities are reflected as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolios may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time is was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, each Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: The Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the Emerging Markets Equity Portfolio's commencement of operations. Morgan Stanley Asset Management Inc. has agreed that in the event any of it's initial shares which comprised the Fund at it's inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

                                                                   -------------
                                                                    77

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

9. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. ADVISERS: Morgan Stanley Asset Management Inc. ("MSAM"), a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., provides the following Portfolios with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                ASSETS
                            -----------------------------------------------
                                                FROM $500
                              FIRST $500      MILLION TO $1   MORE THAN $1
PORTFOLIO                       MILLION          BILLION         BILLION
--------------------------  ---------------  ---------------  -------------
Asian Equity..............         0.80%            0.75%           0.70%
Emerging Markets Equity...         1.25             1.20            1.15
Global Equity.............         0.80             0.75            0.70
International Magnum......         0.80             0.75            0.70
Equity Growth.............         0.55             0.50            0.45
U.S. Real Estate..........         0.80             0.75            0.70
Emerging Markets Debt.....         0.80             0.75            0.70

Miller Anderson & Sherrerd, LLP ("MAS"), a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., provides the following Portfolios with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                ASSETS
                            -----------------------------------------------
                                                FROM $500
                              FIRST $500      MILLION TO $1   MORE THAN $1
PORTFOLIO                       MILLION          BILLION         BILLION
--------------------------  ---------------  ---------------  -------------
Mid Cap Value.............         0.75%            0.70%           0.65%
Value.....................         0.55             0.50            0.45
Fixed Income..............         0.40             0.35            0.30
High Yield................         0.50             0.45            0.40

MSAM and MAS have agreed to reduce fees payable to them and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

PORTFOLIO                                      MAXIMUM EXPENSE RATIO
---------------------------------------------  ---------------------
Asian Equity.................................            1.20%
Emerging Markets Equity......................            1.75
Global Equity................................            1.15
International Magnum.........................            1.15
Equity Growth................................            0.85
Mid Cap Value................................            1.05
U.S. Real Estate.............................            1.10
Value........................................            0.85
Emerging Markets Debt........................            1.30
Fixed Income.................................            0.70
High Yield...................................            0.80

C. ADMINISTRATORS: MSAM and MAS (the "Administrators") also provide their respective Portfolios with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under agreements between the Administrators and Chase Global Funds Services Company ("CGFSC"), a subsidiary of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, each Administrator pays CGFSC a portion of the fee the Administrators receive from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIANS: Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Chase serves as custodian for the Fund's domestic assets in accordance with a separate custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. For the period ended June 30, 1997, the following Portfolios incurred custody fees and had amounts payable to MSTC at June 30, 1997:

                                   MSTC CUSTODY          CUSTODY FEES
                                   FEES INCURRED        PAYABLE TO MSTC
PORTFOLIO                              (000)                 (000)
------------------------------  -------------------  ---------------------
Asian Equity..................       $      11             $       7
Emerging Markets Equity.......              58                    27
Global Equity.................               3                     1
International Magnum..........              31                    13
Emerging Markets Debt.........               2                     2

------------
          78

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

In addition, for the period ended June 30, 1997, the following Portfolios have earned interest income and incurred interest expense on balances with MSTC as follows:

                                                INTEREST     INTEREST
                                                 INCOME       EXPENSE
PORTFOLIO                                         (000)        (000)
---------------------------------------------  -----------  -----------
Asian Equity.................................   $      --    $       1
Emerging Markets Equity......................           1            1

E. OTHER: During the period ended June 30, 1997, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., Incorporated and Dean Witter Reynolds, Inc., affiliated broker/dealers, of approximately:

                                          BROKERAGE COMMISSIONS
                                                  (000)
                                   ------------------------------------
                                   MORGAN STANLEY &      DEAN WITTER
PORTFOLIO                              CO., INC.       REYNOLDS, INC.
---------------------------------  -----------------  -----------------
Emerging Markets Equity..........      $       2          $      --
Equity Growth....................             --                 11

At June 30, 1997, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, certain Portfolios of the Fund have shareholders that hold a significant portion of a Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                                                                   -------------
                                                                    79

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1997 (UNAUDITED)

--------------------------------------------------------------------------------

F. SUPPLEMENTAL PROXY INFORMATION: On May 1, 1997, a special meeting of the stockholders of Morgan Stanley Universal Funds, Inc. (the "Fund") was held for the purpose of voting on the following matters:

1. To approve or disapprove a new investment advisory agreement with Morgan Stanley Asset Management Inc.; and

2. To approve or disapprove a new investment advisory agreement with Miller Anderson & Sherrerd, LLP.

Only Shareholders of investment portfolios (the "Portfolios") advised by Morgan Stanley Asset Management Inc. are entitled to vote on Proposal 1. Likewise, only Shareholders of the Portfolios advised by Miller Anderson & Sherrerd, LLP are entitled to vote on Proposal 2. The result of the shares voted were:

                                                                                                   TOTAL
                                                                          VOTED                   SHARES
PORTFOLIO                                                     VOTED FOR  AGAINST   ABSTENTIONS     VOTED
------------------------------------------------------------  ---------  -------   -----------   ---------
Asian Equity................................................  1,000,000       --         --      1,000,000
Emerging Markets Equity.....................................  1,280,015   49,199     52,793      1,382,007
Global Equity...............................................    464,777       --     43,899        508,676
International Magnum........................................  1,009,006       --     25,236      1,034,242
Equity Growth...............................................    270,061       --         --        270,061
Mid Cap Value...............................................    314,112       --      7,559        321,671
U.S. Real Estate............................................    500,000       --         --        500,000
Value.......................................................    310,552       --         --        310,552
Fixed Income................................................    819,655       --         --        819,655
High Yield..................................................    812,069       --         --        812,069

------------

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Asset Management Inc.
 and Morgan Stanley Asset Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated;
 Director, Morgan Stanley Group Inc.

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Asset Management Inc. and
 Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director, Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
Chairman and Chief Executive Officer, Rand McNally

Samuel T. Reeves
Chairman of the Board and CEO, Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer, LumeLite Corporation

Frederick O. Robertshaw
Of Counsel, Bryan, Cave

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co., Incorporated
1251 Avenue of the Americas
New York, NY 10020

CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

James W. Grisham
VICE PRESIDENT

Douglas W. Kugler
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Lorraine Truten
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Rene J. Feuerman
ASSISTANT TREASURER

Karl O. Hartmann
ASSISTANT SECRETARY

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH OF THE INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                                                   -------------
                                                                    81